As filed with the Securities and Exchange Commission on March 6, 2020

1933 Act File No. 333-____

1940 Act File No. 811-23513

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X] Registration Statement Under the Securities Act of 1933

[  ] Pre-Effective Amendment No. _

[  ] Post-Effective Amendment No. _

and

[X] Registration Statement Under the Investment Company Act of 1940

[  ] Amendment No. _

First Trust SkyBridge Income Fund

Exact Name of Registrant as Specified in Declaration of Trust

120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(630) 765-8000

Registrant’s Telephone Number, including Area Code

W. Scott Jardine, Esq.

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Eric F. Fess, Esq. Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [  ]

It is proposed that this filing will become effective (check appropriate box)

[  ] when declared effective pursuant to section 8(c)

_______________

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 par value	1,000 shares	$20.00	$20,000	$2.60

(1)       Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED MARCH 6, 2020

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS

                                           SHARES

                       FIRST TRUST SKYBRIDGE INCOME FUND

                                 COMMON SHARES
                                $20.00 PER SHARE

      The Fund. First Trust SkyBridge Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

      Investment Objective. The Fund's investment objective is to seek a high level of current income. There can be no assurance that the Fund will achieve its investment objective.

      Investment Strategies. The Fund will seek to achieve its investment objective by investing in a mix of structured credit and other income-producing instruments in the commercial real estate, residential real estate, corporate credit and consumer credit markets pursuant to the investment strategies of a group of portfolio management companies (each, a "Portfolio Sub-Advisor" and, collectively, the "Portfolio Sub-Advisors") selected by SkyBridge Capital II,
LLC (the "Lead Sub-Advisor"). See "The Fund's Investments--Investment Policies
and Strategies." Under normal market conditions, the Fund expects to invest its
Managed Assets (as defined below) in the following: structured credit instruments backed by both real estate and non-real estate collateral, including commercial mortgage-backed securities, agency and non-agency residential mortgage-backed securities, asset backed securities, collateralized debt obligations and collateralized loan obligations. In addition, the Fund expects to invest, to a lesser extent, in non-structured cash flow generating securities, including direct loans, corporate debt and preferred securities. See
"The Fund's Investments--Portfolio Composition." These investments may include instruments of foreign issuers.

      The Lead Sub-Advisor will allocate management of the Fund's Managed Assets to the Portfolio Sub-Advisors (and their respective investment strategies) in such proportion that it believes will optimize the risk-adjusted return potential of the Fund. The Lead Sub-Advisor will thereafter adjust such allocations from time to time in response to changing market conditions and other considerations. See "The Fund's Investments--Allocation Philosophy and
Process." The Lead Sub-Advisor will limit the amount of assets allocated to a single Portfolio Sub-Advisor to no more than 20% of the Fund's Managed Assets.

      The Fund may invest, directly or indirectly, in instruments of any credit quality, and expects to substantially invest in securities rated below investment grade or securities that are unrated by credit rating agencies.
SECURITIES RATED BELOW INVESTMENT GRADE ARE COMMONLY REFERRED TO AS "JUNK" OR
"HIGH YIELD" SECURITIES AND ARE CONSIDERED SPECULATIVE WITH RESPECT TO THE
ISSUER'S CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL. See "Risks--Credit and
Below Investment Grade Securities Risk" and "Risks--Unrated Securities Risk." In
addition, the Fund may invest in any level of the capital structure of structured credit instruments, including subordinated or residual tranches and the equity or "first loss" tranches. The Fund also may invest in structured credit instruments that are designed to have leveraged investment exposure to the underlying mortgages or assets. As a result, the Fund's investment strategies may involve speculative techniques and a high degree of risk. An investment in the Fund is not appropriate for all investors. See "Risks"
beginning on page   .
                                               (continued on the following page)

      No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES
OF BENEFICIAL INTEREST ("COMMON SHARES") HAVE NO HISTORY OF PUBLIC TRADING.
SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM
THEIR NET ASSET VALUE. THIS RISK OF LOSS DUE TO THE DISCOUNT MAY BE GREATER FOR
INVESTORS EXPECTING TO SELL THEIR COMMON SHARES IN A RELATIVELY SHORT PERIOD OF
TIME AFTER COMPLETION OF THE PUBLIC OFFERING. The Fund intends to apply to list its Common Shares on the New York Stock Exchange. The trading or ticker symbol
of the Common Shares is expected to be "    ."

      THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT A
PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING, AND SHOULD BE RETAINED FOR
FUTURE REFERENCE. INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS
THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE   OF THIS
PROSPECTUS, INCLUDING THE RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR
INVESTMENT.

                                                     PER SHARE      TOTAL (1)
                                                     ---------      ---------
     Public offering price                            $20.00            $
     Sales load (2)                                    $0.00            $
     Proceeds, after expenses, to the Fund            $20.00            $
                                                       (notes on following page)

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF
THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

  The underwriters expect to deliver the Common Shares to purchasers on or
about                    .

                  The date of this prospectus is        ,   .

(continued from previous page)

      "Managed Assets" means the average daily gross asset value of the Fund
(which includes assets attributable to any reverse repurchase agreements, dollar roll transactions, or similar transactions, the principal amount of any borrowings outstanding, and the Fund's preferred shares of beneficial interest
("Preferred Shares"), if any) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions, or similar transactions, and the principal amount of any borrowings of money incurred, including commercial paper or notes issued by the
Fund).

      Investment Advisor, Lead Sub-Advisor and Portfolio Sub-Advisors. The
Fund's investment adviser is First Trust Advisors L.P. (the "Advisor") and the
Fund's sub-adviser is SkyBridge Capital II, LLC. The Lead Sub-Advisor, along with the Portfolio Sub-Advisors of the Fund, will be responsible for the day-to-day management of the Fund's Managed Assets. See "Management of the Fund"
in this prospectus and "Investment Advisor, Lead Sub-Advisor and Portfolio
Sub-Advisors" in the Fund's Statement of Additional Information (the "SAI").

      Limited Term and Eligible Tender Offer. The Fund will terminate on or
before      , 2032 (the "Termination Date"); provided, that if the Board of
Trustees of the Fund (the "Board of Trustees") believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund
may extend the Termination Date: (i) once for up to one year (i.e., up to      ,
2033), and (ii) once for up to an additional six months (i.e., up to       ), in
each case upon the affirmative vote of a majority of the Board of Trustees and without the approval of the holders of the Common Shares of the Fund (the
"Common Shareholders").

      In addition, as of a date within twelve months preceding the Termination
Date, the Board of Trustees may cause the Fund to conduct a tender offer to all
Common Shareholders to purchase Common Shares of the Fund at a price equal to the net asset value ("NAV") per Common Share on the expiration date of the tender offer (an "Eligible Tender Offer"). The Board of Trustees has established
that, following an Eligible Tender Offer, the Fund must have at least $       of
net assets to ensure the continued viability of the Fund (the "Termination
Threshold"). In an Eligible Tender Offer, the Fund will offer to purchase all
Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund's net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible
Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. Following the completion of an Eligible Tender Offer, the Board of Trustees may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Trustees and without the approval of Common Shareholders.

      The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the termination date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or
in an Eligible Tender Offer, and such investors and investors that purchase
Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.
See "Limited Term and Eligible Tender Offer" and "Risks--Limited Term and
Eligible Tender Offer Risk" below.

      Distributions. The Fund intends to pay quarterly distributions to Common
Shareholders out of legally available funds. The Fund expects to declare its
initial quarterly distribution approximately    to    days following the
completion of this offering and pay such initial quarterly distribution
approximately    to    days after the completion of this offering, depending on
market conditions. There is no assurance the Fund will make this distribution or continue to pay regular distributions or that it will do so at a particular rate. See "Distributions" and "Federal Tax Matters."

      Use of Leverage. The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund initially anticipates that, under normal market conditions, it will employ leverage through reverse repurchase agreements and/or dollar roll transactions. The Fund also may use borrowings from banks or other financial institutions. The Fund currently expects that the leverage initially obtained through such reverse repurchase agreements, dollar
roll transactions and borrowings will represent approximately    % of the Fund's
Managed Assets. The costs associated with any issuance and use of leverage will be borne by Common Shareholders. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage" and "Risks--Leverage Risk."

      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Shares,
and retain it for future reference. The SAI, dated        , as it may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the
table of contents of which is on page   of this prospectus, annual and semi-
annual reports to shareholders when available, and other information about the
Fund, and make shareholder inquiries by calling (   )   -     , by writing to
the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187, or from the Fund's or the Advisor's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's or Advisor's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the
SAI (and other information regarding the Fund) from the Securities and Exchange
Commission's website (http://www.sec.gov).

      THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND
ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY
INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                     --------------------------------------

      Beginning on January 1, 2021, as permitted by regulations adopted by the
SEC, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website
(www.ftportfolios.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank). You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

(notes from previous page)

    (1)  The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after
         expenses, to the Fund will be $     , $0 and $     , respectively. See
         "Underwriters."

    (2)  The Advisor and Lead Sub-Advisor (and not the Fund) have agreed to
         pay, from their own assets, (a) compensation of up to $     per Common
         Share to the underwriters in connection with this offering, and
         separately (b) a structuring fee to each of       ,       , and
         in the amounts of $     , $     and $     , respectively, and a sales
         incentive fee to       ,       , and      in the amounts of $     ,
         $     and $     , respectively. The sum total of all compensation to
         the underwriters in connection with this public offering of Common
         Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other
         expenses, will be limited to not more than    % of the total public
         offering price of the Common Shares sold in this offering. See
         "Underwriters--Additional Underwriter Compensation."

    (3)  The Advisor and Lead Sub-Advisor have agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the
         Advisor and Lead Sub-Advisor. See "Summary of Fund Expenses."

                                    TABLE OF
                                    CONTENTS

[TO BE UPDATED.]

      YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS.
NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO
PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR
INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE
UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION
WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares of beneficial interest (the "Common Shares"). You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the "SAI"), especially the information set forth in this prospectus under the heading "Risks."

THE FUND                First Trust SkyBridge Income Fund (the "Fund") is a
                        newly organized, non-diversified, closed-end
                        management investment company. See "The Fund."

THE OFFERING            The Fund is offering         Common Shares at $20.00 per
                        share through a group of underwriters (the
                        "Underwriters") led by            . You must purchase at
                        least 100 Common Shares in this offering. The Fund has
                        given the Underwriters an option to purchase up to
                                 additional Common Shares within 45 days of the
                        date of this prospectus solely to cover overallotments.
                        The Advisor (as defined below) and Lead Sub-Advisor (as
                        defined below) have agreed to pay underwriting
                        compensation of up to $     per Common Share to the
                        underwriters in connection with this offering. The
                        Advisor and Lead Sub-Advisor also have agreed to pay all
                        of the Fund's organizational expenses and all offering
                        costs associated with this offering. The Fund is not
                        obligated to repay any such organizational expenses or
                        offering costs paid by the Advisor and Lead Sub-Advisor.
                        See "Underwriters."

INVESTMENT OBJECTIVE    The Fund's investment objective is to seek a high level
                        of current income. There can be no assurance that the
                        Fund will achieve its investment objective.

INVESTMENT POLICIES
AND STRATEGIES          The Fund will seek to achieve its investment objective
                        by investing in a mix of structured credit and other
                        income-producing instruments in the commercial real
                        estate, residential real estate, corporate credit and
                        consumer credit markets pursuant to the investment
                        strategies of a group of portfolio management companies
                        (each, a "Portfolio Sub-Advisor" and, collectively, the
                        "Portfolio Sub-Advisors") selected by SkyBridge Capital
                        II, LLC (the "Lead Sub-Advisor"). See "--Investment
                        Strategies" below. Under normal market conditions, the
                        Fund expects to invest its Managed Assets in structured
                        credit instruments backed by both real estate and
                        non-real estate collateral, including commercial
                        mortgage-backed securities ("CMBS"), agency and
                        non-agency residential mortgage-backed securities, asset
                        backed securities ("ABS"), collateralized debt
                        obligations ("CDOs") and collateralized loan obligations
                        ("CLOs"). In addition, the Fund expects to invest, to a
                        lesser extent, in non-structured cash flow generating
                        securities, including direct loans, corporate debt and
                        preferred securities. These investments may include
                        instruments of foreign issuers. See "--Portfolio
                        Composition" below. The Fund also may use derivative
                        instruments for hedging and other purposes. The Fund
                        anticipates that such transactions, if any, will
                        primarily be utilized to reduce the Fund's interest rate
                        or currency risk.

                        The Lead Sub-Advisor, along with the Portfolio
                        Sub-Advisors, will be responsible for the day-to-day
                        management of the Fund. The Lead Sub-Advisor will
                        allocate management of the Fund's Managed Assets (as
                        defined below) to the Portfolio Sub-Advisors (and their
                        respective investment strategies) in such proportion
                        that it believes will optimize the risk-adjusted return
                        potential of the Fund. The Lead Sub-Advisor will
                        thereafter adjust such allocations from time to time in
                        response to changing market conditions and other
                        considerations. The Lead Sub-Advisor will limit the
                        amount of assets allocated to a single Portfolio
                        Sub-Advisor to no more than 20% of the Fund's Managed
                        Assets.

                        The Lead Sub-Advisor may invest the Fund's Managed
                        Assets directly, including for interest rate hedging
                        purposes.

                        "Managed Assets" means the average daily gross asset
                        value of the Fund (which includes assets attributable to
                        any reverse repurchase agreements, dollar roll
                        transactions, or similar transactions, the principal
                        amount of any borrowings outstanding, and the Fund's
                        preferred shares of beneficial interest ("Preferred
                        Shares"), if any) minus the sum of the Fund's accrued
                        and unpaid dividends on any outstanding Preferred Shares
                        and accrued liabilities (other than liabilities in
                        respect of reverse repurchase agreements, dollar roll
                        transactions, or similar transactions, and the principal
                        amount of any borrowings of money incurred, including
                        commercial paper or notes issued by the Fund). For
                        purposes of determining Managed Assets, the liquidation
                        preference of the Preferred Shares would not be treated
                        as a liability.

                        Percentage limitations described in this prospectus are
                        as of the time of investment by the Fund and may be
                        exceeded on a going-forward basis as a result of credit
                        rating downgrades or market value fluctuations of the
                        Fund's portfolio securities.

                        Unless otherwise specified, the investment policies and
                        limitations of the Fund are not considered to be
                        fundamental by the Fund and can be changed without a
                        vote of the holders of the Fund's Common Shares (the
                        "Common Shareholders"). The Fund's investment objective
                        and certain investment restrictions specifically
                        identified as such in the SAI are considered fundamental
                        and may not be changed without approval of the holders
                        of a "majority of the outstanding voting securities" of
                        the Fund, as defined in the Investment Company Act of
                        1940, as amended (the "1940 Act"), which includes Common
                        Shares and Preferred Shares, if any, voting together as
                        a single class, and the holders of the outstanding
                        Preferred Shares, if any, voting as a single class.

                        Investment Strategies. Through the Lead Sub-Advisor's
                        top-down allocation of Managed Assets to the investment
                        strategies set forth below and corresponding bottom-up
                        allocations to the Portfolio Sub-Advisors, the Lead
                        Sub-Advisor will seek to generate a high level of
                        current income with attractive risk-adjusted yield and
                        risk-adjusted total return properties by seeking to
                        capitalize on perceived inefficiencies in structured
                        credit markets and, to a lesser extent, in
                        non-structured cash flow-generating securities. The Lead
                        Sub-Advisor will periodically rebalance the allocation
                        of Managed Assets, typically monthly but as frequently
                        as daily, to the Portfolio Sub-Advisors (and, as a
                        result, to various investment strategies) based on
                        market and economic developments as well as realized and
                        expected risk-adjusted Portfolio Sub-Advisor
                        performance. The Lead Sub-Advisor, from time to time,
                        may choose not to allocate any of the Fund's Managed
                        Assets to certain Portfolio Sub-Advisors, and there may
                        be lengthy periods of time when there is no allocation
                        to one or more Portfolio Sub-Advisors or investment
                        strategies.

                        The Lead Sub-Advisor believes that while structured
                        credit markets are large, with in excess of $10 trillion
                        outstanding across real estate (including agency
                        mortgage-backed securities) and non-real estate sectors
                        as of the date of this prospectus, structured credit
                        securities are highly heterogeneous with varying
                        collateral and structural properties. The Lead
                        Sub-Advisor believes that this variety results in
                        additional analytical complexity relative to
                        non-structured fixed income markets resulting, often, in
                        inefficient pricing. Specifically, the Lead Sub-Advisor
                        believes that this inefficiency results, often, in
                        higher yields than warranted given the risk of
                        fundamental or permanent loss for structured credit
                        securities. Additionally, the Lead Sub-Advisor believes
                        that structured credit market inefficiencies are best
                        exploited by specialist managers, like the Portfolio
                        Sub-Advisors, that are focused entirely or largely on
                        specific sectors of the structured credit markets.

                        Overall, the Fund will generally implement a
                        "diversified structured credit" strategy. This strategy
                        consists of investing pursuant to a diversified mix of
                        investment strategies focused on structured credit
                        instruments backed by real estate and/or non-real estate
                        collateral and, to a lesser extent, non-structured fixed
                        income securities. The Fund may invest in any level of
                        the capital structure of structured credit instruments,
                        including subordinated or residual tranches and the
                        equity or "first loss" tranches. The Fund may invest in
                        structured credit instruments that are designed to have
                        leveraged investment exposure to the underlying
                        mortgages or assets. The Fund may invest, directly or
                        indirectly, in instruments of any credit quality, and
                        expects to substantially invest in securities rated
                        below investment grade (including debt securities
                        commonly referred to as "high yield" securities or "junk
                        bonds") or securities that are unrated by credit rating
                        agencies. See "Risks--Credit and Below Investment Grade
                        Securities Risk" and "Risks--Unrated Securities Risk."

                        The Lead Sub-Advisor will generally utilize a top-down
                        process based on market and economic developments to
                        determine the allocation of Managed Assets to the
                        investment strategies set forth below and will generally
                        utilize a bottom-up manager-research driven process to
                        determine allocations to the Portfolio Sub-Advisors
                        given their respective expertise in executing the
                        identified investment strategies. The Lead Sub-Advisor's
                        bottom up manager research for the Fund will be, in
                        part, informed by the Lead Sub-Advisor's role as a
                        fund-of-hedge-funds (FOFs) manager that, as of the date
                        of this prospectus, oversees in excess of $9 billion
                        allocated to hedge fund strategies, including over $5
                        billion allocated to fixed income-focused strategies
                        (primarily via allocations to structured credit-focused
                        hedge funds). The Lead Sub-Advisor intends to generally
                        select Portfolio Sub-Advisors that utilize a
                        fundamental, bottom-up, research-driven analytic process
                        to in order to generate a high level of current income
                        with attractive risk-adjusted yield and risk-adjusted
                        total return properties consistent with their mandate,
                        as defined by the Lead Sub-Advisor, to pursue one or
                        several of the Fund's investment strategies. The
                        principal strategies that the Lead Sub-Advisor will seek
                        to employ through the selection of and allocation of
                        Managed Assets to Portfolio Sub-Advisors include:

                        o     Commercial mortgage-backed securities (CMBS). This
                              strategy targets investments in securities
                              collateralized by commercial mortgages. The
                              Portfolio Sub-Advisors employing this strategy
                              will seek to generate high level of current income
                              with attractive risk-adjusted yield and
                              risk-adjusted total return properties based
                              primarily on proprietary fundamental analysis.
                              Investments under this strategy may be held for
                              long periods of time or actively traded. A
                              Portfolio Sub-Advisor's approach under this
                              strategy may be based on their forecast of real
                              estate values and potential default and prepayment
                              scenarios. Portfolio Sub-Advisors may choose to
                              invest in senior or junior securities (including
                              in the equity or residual tranche). Securities may
                              be backed by pools of mortgages or a single
                              mortgage.

                        o     Residential mortgage-backed securities (RMBS).
                              This strategy targets investments in securities
                              collateralized by both agency and non-agency
                              residential mortgages. The Portfolio Sub-Advisors
                              employing this strategy will seek to generate a
                              high level of current income with attractive
                              risk-adjusted yield and risk-adjusted total return
                              properties based primarily on proprietary
                              fundamental analysis. Investments under this
                              strategy may be held for long periods of time or
                              actively traded. A Portfolio Sub-Advisor's
                              approach under this strategy may be based on their
                              forecast of real estate values and potential
                              default and prepayment scenarios. Portfolio
                              Sub-Advisors may choose to invest in senior or
                              junior securities (including in the equity or
                              residual tranche).

                                                           3

                        o     Asset-backed securities (ABS). This strategy
                              targets investments in securities generally
                              collateralized by non-mortgage assets, for
                              example, aircraft leases, bank-issued and
                              REIT-issued trust preferred securities (typically
                              referred to as TruPS CDOs), unsecured consumer
                              receivables and auto loans. The Portfolio
                              Sub-Advisors employing this strategy will seek to
                              generate a high level of current income with
                              attractive risk-adjusted yield and risk-adjusted
                              total return properties based primarily on
                              proprietary fundamental analysis. Investments
                              under this strategy may be held for long periods
                              of time or actively traded. A Portfolio
                              Sub-Advisor's approach under this strategy may be
                              based on their forecast of collateral values and
                              potential default and prepayment scenarios.
                              Portfolio Sub-Advisors may choose to invest in
                              senior or junior securities (including in the
                              equity or residual tranche). The Lead Sub-Advisor
                              does not foresee allocating any portion of Managed
                              Assets to CDOs collateralized by credit
                              derivatives, sometimes referred to as synthetic
                              CDOs.

                        o     Collateralized loan obligations (CLOs). This
                              strategy targets investments in securities
                              collateralized by corporate loans. The Portfolio
                              Sub-Advisors employing this strategy will seek to
                              generate a high level of current income with
                              attractive risk-adjusted yield and risk-adjusted
                              total return properties based primarily on
                              proprietary fundamental analysis. Investments
                              under this strategy may be held for long periods
                              of time or actively traded. A Portfolio
                              Sub-Advisor's approach under this strategy may be
                              based on their forecast of collateral values and
                              potential default and prepayment scenarios.
                              Portfolio Sub-Advisors may choose to invest in
                              senior or junior securities (including in the
                              equity or residual tranche).

                        o     Direct loans. This strategy targets investments in
                              loans directly originated by a Portfolio
                              Sub-Advisor. Loans may be collateralized by real
                              estate or non-real estate assets. The Portfolio
                              Sub-Advisors employing this strategy will seek to
                              generate a high level of current income with
                              attractive risk-adjusted yield and risk-adjusted
                              total return properties based primarily on
                              proprietary fundamental analysis. Investments
                              under this strategy will generally be held for
                              long periods of time. A Portfolio Sub-Advisor's
                              approach under this strategy may be based on their
                              forecast of collateral values and default and
                              prepayment scenarios. Portfolio Sub-Advisors may
                              choose to invest in senior or junior securities
                              (including in the equity or residual tranche). The
                              Lead Sub-Advisor foresees allocating a portion of
                              Managed Assets for this Investment Strategy to
                              instruments collateralized by portfolios of loans
                              on financial institution balance sheets (sometimes
                              referred to as "Regulatory Capital Relief" or
                              "Significant Risk Transfer" exposures).

                        o     Corporate debt. This strategy targets investments
                              in securities issued by corporate entities,
                              including senior secured loans, senior unsecured
                              bonds, subordinated bonds, preferred equity and
                              other instruments that may have debt and/or equity
                              characteristics, including convertible bonds. The
                              Portfolio Sub-Advisors employing this strategy
                              will seek to generate a high level of current
                              income with attractive risk-adjusted yield and
                              risk-adjusted total return properties based
                              primarily on proprietary fundamental analysis.
                              Investments under this strategy may be held for
                              long periods of time or actively traded. A
                              Portfolio Sub-Advisor's approach under this
                              strategy may be based on their forecast of
                              issuer-specific fundamentals (including collateral
                              values, when applicable) and potential default and
                              prepayment scenarios. The Lead Sub-Advisor does
                              not foresee allocating a portion of Managed Assets
                              for this investment strategy to corporate
                              securities that are not generating current a high
                              level of current income, for example, defaulted
                              debt instruments not making coupon payments or
                              debt instruments paying in-kind.

                        o     Other cash flow generative exposures. This
                              strategy targets investments in listed securities,
                              including REITs, ETFs and BDCs. The Portfolio

                              Sub-Advisors employing this strategy will seek to
                              generate a high level of current income with
                              attractive risk-adjusted yield and risk-adjusted
                              total return properties based primarily on
                              proprietary fundamental analysis.

                        The Lead Sub-Advisor will allocate no more than 30% of
                        the Fund's Managed Assets to a single investment
                        strategy.

                        Allocation Philosophy and Process. As a
                        fund-of-hedge-funds (FOFs) manager with experience
                        allocating to fixed income-focused strategies (primarily
                        via allocations to structured credit-focused hedge
                        funds), the Lead Sub-Advisor has evaluated numerous
                        portfolio management companies based on qualitative and
                        quantitative analyses in order to identify those that
                        have shown the ability to generate consistent
                        skill-based returns (alpha) over time through compelling
                        investment strategies. In addition, the Lead Sub-Advisor
                        has assessed these portfolio management companies
                        through a combination of discussions, on-site visits and
                        reviews of materials provided by such companies. The
                        Lead Sub-Advisor also has experience in directly
                        managing alternative investment strategies. Accordingly,
                        the Lead Sub-Advisor believes that this combination of
                        evaluation expertise and direct investment experience
                        enables it to understand the opportunities and risks
                        associated with the investment strategies employed by
                        the Portfolio Sub-Advisors. Each of the Portfolio
                        Sub-Advisors has successfully passed the Lead
                        Sub-Advisor's initial evaluation and assessment and the
                        Lead Sub-Advisor will continue to conduct comprehensive
                        due diligence reviews of each Portfolio Sub-Advisor,
                        which will include the following components:

                        o     Investment Analysis. The Lead Sub-Advisor combines
                              qualitative and quantitative analyses intended to
                              develop an understanding of a Portfolio
                              Sub-Advisor's ability to generate returns. These
                              analyses focus on a Portfolio Sub-Advisor's
                              investment team, investment process, risk
                              management and performance. Each Portfolio
                              Sub-Advisor's performance track record is examined
                              for consistency and drawdown (i.e., loss) control
                              versus a peer group of portfolio management
                              companies. In doing so, the Lead Sub-Advisor
                              analyzes the Portfolio Sub-Advisor's historical
                              performance returns including its historical
                              distribution of returns and drawdowns and relevant
                              risk ratios and metrics.

                        o     Operational and Business Risk Analysis. The Lead
                              Sub-Advisor's operational risk team employs a
                              disciplined process intended to assess a Portfolio
                              Sub-Advisor's ability to operate efficiently. The
                              key components of this analysis include, but are
                              not limited to, a review of key principals,
                              mid/back office operations, valuation process,
                              accounting practices and internal controls and
                              procedures, cyber preparedness, disaster recovery
                              plans and anti-money laundering policies.

                        The Lead Sub-Advisor will allocate management of the
                        Fund's Managed Assets to the Portfolio Sub-Advisors (and
                        their respective Investment Strategies) in such
                        proportion that it believes will optimize the
                        risk-adjusted return potential of the Fund. The Lead
                        Sub-Advisor will thereafter adjust such allocations from
                        time to time in response to changing market conditions
                        and other considerations. In seeking to optimize the mix
                        of investment strategies in light of current market and
                        economic conditions, the Lead Sub-Advisor combines a
                        top-down approach, including an assessment of the
                        macroeconomic environment that analyzes factors such as
                        economic cycles, credit spread levels and interest rates,
                        and a bottom-up manager selection process that utilizes
                        both fundamental and technical research by asset class.

                        The Lead Sub-Advisor believes it is important to
                        maintain a broad-based portfolio in order to reduce the
                        effect of losses or poor returns by one or more
                        Portfolio Sub-Advisors. There is no guarantee, however,

                        that the Fund will be able to avoid substantial losses
                        due to poor returns by one or more of the Portfolio
                        Sub-Advisors.

PORTFOLIO COMPOSITION   The Fund will invest principally among the
                        following instruments:

                        Asset-Backed Securities. Asset-backed securities
                        represent interests in, and obligations backed by, a
                        pool of assets other than mortgages, including aircraft
                        leases, bank-issued and REIT-issued trust preferred
                        securities (typically referred to as TruPS CDOs),
                        unsecured consumer receivables and auto loans. Most
                        asset-backed securities involve consumer or commercial
                        debts with maturities of less than 10 years. However,
                        almost any type of fixed income asset (including other
                        fixed income securities) may be used to create an
                        asset-backed security. Asset-backed securities may take
                        the form of commercial paper, notes or pass-through
                        certificates. See "The Fund's Investments--Portfolio
                        Composition--Asset-Backed Securities" and
                        "Risks--Asset-Backed Securities Risk."

                        Mortgage-Backed Securities. Mortgage-backed securities
                        represent participation interests in pools of adjustable
                        and fixed-rate mortgage loans on residential and
                        commercial real property. The Fund's mortgage-backed
                        securities are expected to consist primarily of
                        commercial mortgage-backed securities and agency and
                        non-agency residential mortgage-backed securities.
                        Commercial mortgage-backed securities are backed by
                        obligations that are principally secured by commercial
                        mortgages on real property or interests therein having a
                        multifamily or commercial use, such as regional malls,
                        other retail space, office buildings, industrial or
                        warehouse properties, hotels, apartments, nursing homes
                        and senior living facilities. Agency mortgage-backed
                        securities are securities for which a U.S. government
                        agency such as Government National Mortgage Association
                        ("Ginnie Mae"), or a federally chartered corporation
                        such as Federal National Mortgage Association ("Fannie
                        Mae") or Federal Home Loan Mortgage Corporation
                        ("Freddie Mac"), guarantees payments of principal and
                        interest on the securities. Non-agency residential
                        mortgage-backed securities are collateralized by pools
                        of mortgage loans secured by residential real property
                        and assembled for sale to investors by non-government
                        entities such as commercial banks, savings and loan
                        associations and specialty finance companies. Non-agency
                        residential mortgage-backed securities are not issued or
                        guaranteed by a U.S. government agency or federally
                        chartered corporations. The Fund's mortgage-backed
                        securities may be structured as collateralized mortgage
                        obligations, which are issued in multiple classes each
                        having a specified fixed or floating interest rate and a
                        final scheduled distribution date, and stripped
                        mortgage-backed securities, including those structured
                        such that payments consist of interest only or principal
                        only. See "The Fund's Investments--Portfolio
                        Composition--Mortgage-Backed Securities" and
                        "Risks--Mortgage-Backed Securities Risk."

                        Collateralized Debt Obligations. Collateralized debt
                        obligations are a type of asset-backed security and
                        include collateralized loan obligations, collateralized
                        bond obligations and other similarly structured
                        securities. The Fund's CDOs are expected to consist
                        primarily of CLOs. A CLO is a trust typically
                        collateralized by a pool of loans, which may include,
                        among others, domestic and foreign senior secured loans,
                        senior unsecured loans, second lien loans or other types
                        of subordinate loans, and mezzanine loans. Other CDOs
                        are trusts backed by other types of assets representing
                        obligations of various parties. The Lead Sub-Advisor
                        does not foresee allocating any portion of Managed
                        Assets to CDOs collateralized by credit derivatives,
                        sometimes referred to as synthetic CDOs. See "The Fund's
                        Investments--Portfolio Composition--Collateralized Debt
                        Obligations," "Risks--Collateralized Debt Obligations
                        Risk" and "Risks--Collateralized Loan Obligations Risk."

                        Direct Loans. Direct loans are loans to companies
                        originated directly by a non-bank lender, such as
                        insurance companies, BDCs, asset management firms and
                        specialty finance companies. Direct loans generally pay
                        interest on a monthly or quarterly basis, typically with
                        maturities between three and seven years, and are priced
                        primarily on a floating rate basis. See "The Fund's
                        Investments--Portfolio Composition--Direct Loans" and
                        "Risks--Direct Loan Risk."

                        Corporate Debt. Corporate debt includes a wide variety
                        of debt obligations of varying maturities issued by U.S.
                        and foreign corporations and other business entities.
                        Corporate debt securities also may be acquired with
                        warrants attached to purchase additional fixed income
                        securities at the same coupon rate. Corporate debt is
                        generally used by corporations to borrow money from
                        investors. An issuer of corporate debt typically pays
                        the investor a fixed or floating rate of interest and
                        normally must repay the amount borrowed on or before
                        maturity. The investment return of corporate debt
                        reflects interest on the security and changes in the
                        market value of the security. The market value of fixed
                        rate corporate debt generally may be expected to rise
                        and fall inversely with interest rates. The value of
                        intermediate- and longer-term fixed rate corporate debt
                        normally fluctuates more in response to changes in
                        interest rates than does the value of shorter-term
                        corporate debt. Certain corporate debt is perpetual in
                        nature in that it has no maturity date; to the extent
                        that perpetual corporate debt has a fixed interest rate,
                        it may have heightened sensitivity to changes in
                        interest rates. The Fund may invest in corporate debt
                        issued by U.S. and foreign issuers, which may be U.S.
                        dollar-denominated or non-U.S. dollar denominated. See
                        "The Fund's Investments--Portfolio
                        Composition--Corporate Debt," and "Risks--Corporate Debt
                        Risk."

                        REITs. REITs are pooled investment vehicles that own,
                        and typically operate, income producing real estate.
                        There are three general categories of REITs: equity
                        REITs, mortgage REITs and hybrid REITs. Equity REITs,
                        which invest primarily in direct fee ownership or
                        leasehold ownership of real property and derive most of
                        their income from rents, are generally affected by
                        changes in the values of and incomes from the properties
                        they own. Mortgage REITs invest mostly in mortgages on
                        real estate, which may secure, for example,
                        construction, development or long-term loans, and the
                        main source of their income is mortgage interest
                        payments. A hybrid REIT combines the characteristics of
                        equity REITs and mortgage REITs, generally by holding
                        both ownership interests and mortgage interests in real
                        estate, and thus may be subject to risks associated with
                        both real estate ownership and investments in
                        mortgage-related investments. See "The Fund's
                        Investments--Portfolio Composition--Real Estate
                        Investment Trusts" and "Risks-- Real Estate Investment
                        Trusts and Real Estate Risk."

                        Business Development Companies. BDCs are a type of
                        closed-end fund regulated under the 1940 Act. BDCs
                        typically invest in and lend to small- and medium-sized
                        private and certain public companies that may not have
                        access to public equity markets for capital raising.
                        BDCs may invest in a diverse array of industries. The
                        Fund may invest in both equity and debt securities of
                        BDCs, and is not limited with respect to the specific
                        types of BDCs in which it may invest. The Fund will
                        indirectly bear its proportionate share of any
                        management and other expenses, and of any performance
                        based or incentive fees, charged by the BDCs in which it
                        invests, in addition to the expenses paid by the Fund.
                        See "The Fund's Investments--Portfolio
                        Composition--Business Development Companies" and
                        "Risks-- Business Development Companies Risk."

                        Exchange-Traded Funds. ETFs are pooled investment
                        vehicles listed on an exchange and traded in the
                        secondary market that are typically designed to provide
                        investment results corresponding to a particular market

                        segment or index. The values of ETFs are subject to
                        change as the values of their respective component
                        securities fluctuate according to market volatility.
                        Investments in ETFs may not exactly match the
                        performance of a direct investment in the respective
                        indices to which they are intended to correspond due to
                        the temporary unavailability of certain index securities
                        in the secondary market or other extraordinary
                        circumstances, such as discrepancies with respect to the
                        weighting of securities. Typically, an ETF bears its own
                        operational expenses, which are deducted from its
                        assets. To the extent that the Fund invests in ETFs, it
                        must bear these expenses in addition to the expenses of
                        its own operation. See "The Fund's
                        Investments--Portfolio Composition--Exchange-Traded
                        Funds" and "Risks--Exchange-Traded Funds Risk."

                        Below Investment Grade/Unrated Securities. The Fund
                        expects to substantially invest, directly or indirectly,
                        in securities rated below investment grade or, if
                        unrated, determined by the Advisor, the Lead Sub-Advisor
                        or a Portfolio Sub-Advisor to be of comparable credit
                        quality. The Fund's investments in below investment
                        grade securities are commonly referred to as "junk" or
                        "high yield" securities and are considered speculative
                        with respect to the issuer's capacity to pay interest
                        and repay principal. See "Risks--Credit and Below
                        Investment Grade Securities Risk" and "Risks--Unrated
                        Securities Risk."

                        Temporary Defensive Periods. During temporary defensive
                        periods, the period in which the net proceeds of the
                        offering of Common Shares are first being invested or
                        the period in which the Fund is approaching its
                        Termination Date or an Eligible Tender Offer, the Fund
                        may deviate from its investment objective and policies.
                        During such periods, the Fund may invest up to 100% of
                        its Managed Assets in short-term investments, including
                        high quality, short-term securities, or may invest in
                        short- or intermediate-term U.S. Treasury securities.

INVESTMENT ADVISOR,
LEAD SUB-ADVISOR AND
PORTFOLIO SUB-ADVISORS  First Trust Advisors L.P. ("First Trust" or the
                        "Advisor") is an Illinois limited partnership formed in
                        1991 and is registered as an investment adviser under
                        the Investment Advisers Act of 1940, as amended (the
                        "Advisers Act"). First Trust will be the Fund's
                        investment adviser and will be responsible for
                        supervising the Portfolio Advisor and the Portfolio
                        Sub-Advisors, managing the Fund's business affairs and
                        providing certain clerical, bookkeeping and other
                        administrative services. First Trust, in consultation
                        with the Lead Sub-Advisor, will also be responsible for
                        determining the Fund's overall investment strategy and
                        overseeing its implementation. First Trust serves as
                        investment adviser or portfolio supervisor to investment
                        portfolios with approximately $ in assets, which it
                        managed or supervised as of .

                        SkyBridge Capital II, LLC ("SkyBridge" or the "Lead
                        Sub-Advisor") is a limited liability company formed
                        under the laws of the State of Delaware and is
                        registered as an investment adviser under the Advisers
                        Act. SkyBridge will be the Fund's sub-adviser and will
                        be responsible for allocating management of the Fund's
                        assets to the Portfolio Sub-Advisors and their
                        respective investment strategies. See "--Allocation
                        Philosophy and Process."

                        The following Portfolio Sub-Advisors, along with the
                        Lead Sub-Advisor, will be responsible for the day-to-day
                        management of the Fund's Managed Assets:

                        See "Management of the Fund" in this prospectus and
                        "Investment Advisor, Lead Sub-Advisor and Portfolio
                        Sub-Advisors" in the SAI.

LIMITED TERM FUND
STRUCTURE AND ELIGIBLE
TENDER OFFER            The Fund will terminate on or before         , 2032 (the
                        "Termination Date"); provided, that if the Board of
                        Trustees of the Fund (the "Board of Trustees") believes
                        that, under then-current market conditions, it is in the
                        best interests of the Fund to do so, the Fund may extend
                        the Termination Date: (i) once for up to one year (i.e.,
                        up to          , 2033), and (ii) once for up to an
                        additional six months (i.e., up to          ), in each
                        case upon the affirmative vote of a majority of the
                        Board of Trustees and without the approval of Common
                        Shareholders. In determining whether to extend the
                        Termination Date, the Board of Trustees may consider the
                        inability to sell the Fund's assets in a time frame
                        consistent with termination due to lack of market
                        liquidity or other extenuating circumstances.
                        Additionally, the Board of Trustees may determine that
                        market conditions are such that it is reasonable to
                        believe that, with an extension, the Fund's remaining
                        assets will appreciate and generate income in an amount
                        that, in the aggregate, is meaningful relative to the
                        cost and expense of continuing the operation of the
                        Fund.

                        In anticipation of the Termination Date (such period of
                        time, the "wind-down period"), the Fund may begin
                        liquidating all or a portion of the Fund's portfolio,
                        and may deviate from its investment policies and
                        strategies and may not achieve its investment objective.
                        During the wind-down period (or in anticipation of an
                        Eligible Tender Offer (as defined below)), the Fund's
                        portfolio composition may change as more of its
                        portfolio holdings are sold and disposed of in
                        anticipation of liquidation. Rather than reinvesting the
                        proceeds from such sales in accordance with the
                        investment program described above, the Fund may invest
                        in short term or other lower yielding securities or hold
                        the proceeds in cash, which may adversely affect its
                        performance.

                        In addition, within twelve months preceding the
                        Termination Date, the Board of Trustees may cause the
                        Fund to conduct a tender offer to all Common
                        Shareholders to purchase Common Shares of the Fund at a
                        price equal to the net asset value ("NAV") per Common
                        Share on the expiration date of the tender offer,
                        subject to the terms described below (an "Eligible
                        Tender Offer"). The Board of Trustees has established
                        that, following an Eligible Tender Offer, the Fund must
                        have at least $    of net assets to ensure the continued
                        viability of the Fund (the "Termination Threshold").

                        In an Eligible Tender Offer, the Fund will offer to
                        purchase all Common Shares held by each Common
                        Shareholder; provided, that if the number of properly
                        tendered Common Shares would result in the Fund's net
                        assets totaling less than the Termination Threshold, the
                        Eligible Tender Offer will be terminated and no Common
                        Shares will be repurchased pursuant to the Eligible
                        Tender Offer. Instead, the Fund will begin (or continue)
                        liquidating its portfolio and proceed to terminate on or
                        before the Termination Date. The Advisor will pay all
                        costs and expenses associated with the making of an
                        Eligible Tender Offer, other than brokerage and related
                        transaction costs associated with the disposition of
                        portfolio investments in connection with the Eligible
                        Tender Offer, which will be borne by the Fund and its
                        shareholders. An Eligible Tender Offer would be made,
                        and shareholders would be notified thereof, in
                        accordance with the requirements of the 1940 Act, the
                        Securities Exchange Act of 1934, as amended (the
                        "Exchange Act"), and the applicable tender offer rules
                        thereunder (including Rule 13e-4 and Regulation 14E
                        under the Exchange Act).

                        If the number of properly tendered Common Shares would
                        result in the Fund's net assets equaling or totaling
                        greater than the Termination Threshold, all Common
                        Shares properly tendered and not withdrawn will be

                        purchased by the Fund pursuant to the terms of the
                        Eligible Tender Offer. The Fund's purchase of tendered
                        Common Shares pursuant to a tender offer will have tax
                        consequences for tendering Common Shareholders and may
                        have tax consequences for non-tendering Common
                        Shareholders. In addition, the Fund would continue to be
                        subject to its obligations with respect to its issued
                        and outstanding Preferred Shares or debt securities, if
                        any.

                        All Common Shareholders remaining after a tender offer
                        will be subject to proportionately higher expenses due
                        to the reduction in the Fund's total assets resulting
                        from payment for the tendered Common Shares. A reduction
                        in net assets, and the corresponding increase in the
                        Fund's expense ratio, could result in lower returns and
                        put the Fund at a disadvantage relative to its peers and
                        potentially cause the Fund to trade at a wider discount
                        to NAV than it otherwise would. Such reduction in the
                        Fund's total assets may also result in less investment
                        flexibility, reduced diversification and greater
                        volatility for the Fund, and may have an adverse effect
                        on the Fund's investment performance. Moreover, the
                        resulting reduction in the number of outstanding Common
                        Shares could cause the Common Shares to become thinly
                        traded or otherwise adversely impact the secondary
                        market trading of such shares. See "Risks--Limited Term
                        and Eligible Tender Offer Risk."

                        Following the completion of an Eligible Tender Offer,
                        the Board of Trustees may eliminate the limited term
                        structure of the Fund upon the affirmative vote of a
                        majority of the Board of Trustees and without the
                        approval of Common Shareholders. In making such
                        decision, the Board of Trustees will take such actions
                        with respect to the continued operations of the Fund as
                        it deems to be in the best interests of the Fund, based
                        on market conditions at such time, the extent of Common
                        Shareholder participation in the Eligible Tender Offer
                        and all other factors deemed relevant by the Board of
                        Trustees in consultation with the Advisor and the Lead
                        Sub-Advisor, taking into account that the Advisor and
                        the Lead Sub-Advisor may have a potential conflict of
                        interest in seeking to convert to a perpetual fund (or
                        in seeking to extend the Termination Date). The Fund is
                        not required to conduct additional tender offers
                        following an Eligible Tender Offer and conversion to a
                        perpetual structure. Therefore, remaining Common
                        Shareholders may not have another opportunity to
                        participate in a tender offer or exchange their Common
                        Shares for the then-existing NAV per Common Share.

                        The Fund is not a so called "target date" or "life
                        cycle" fund whose asset allocation becomes more
                        conservative over time as its target date, often
                        associated with retirement, approaches. In addition, the
                        Fund is not a "target term" fund whose investment
                        objective is to return its original NAV on the
                        termination date. The Fund's investment objective and
                        policies are not designed to seek to return to investors
                        that purchase Common Shares in this offering their
                        initial investment of $20.00 per Common Share on the
                        Termination Date or in an Eligible Tender Offer, and
                        such investors and investors that purchase Common Shares
                        after the completion of this offering may receive more
                        or less than their original investment upon termination
                        or in an Eligible Tender Offer. See "Certain Provisions
                        in the Declaration of Trust and By-Laws."

USE OF LEVERAGE         Subject to market conditions, within approximately
                        months after the completion of this offering, the Fund
                        intends to use leverage to seek to enhance its potential
                        to produce a high level of current income.

                        The Fund initially anticipates that, under normal market
                        conditions, it will employ leverage through reverse
                        repurchase agreements and/or dollar roll transactions.
                        The Fund also may use borrowings from banks or other
                        financial institutions. The Fund currently expects that
                        the leverage initially obtained through such reverse
                        repurchase agreements, dollar roll transactions and

                                       10

                        borrowings will represent approximately    % of the
                        Fund's Managed Assets. The Fund does not currently
                        anticipate it will employ leverage through the issuance
                        of Preferred Shares within 12 months after the
                        completion of this offering. Under normal market
                        conditions, the Fund's use of leverage through reverse
                        repurchase agreements, dollar roll transactions,
                        borrowings, and the issuance of Preferred Shares, in the
                        aggregate, will not exceed    % of its Managed Assets.
                               entered into by the Fund for purposes other than
                        creating investment leverage (e.g., for hedging or risk
                        management purposes) will not be subject to such
                        limitation.

                        In general, the Fund is prohibited from engaging in most
                        forms of leverage representing indebtedness unless
                        immediately after the issuance of such leverage the Fund
                        has satisfied the asset coverage requirement with
                        respect to senior securities representing indebtedness
                        prescribed by the 1940 Act--i.e., the value of the
                        Fund's total assets, less all liabilities and
                        indebtedness not represented by senior securities (for
                        these purposes, "total net assets"), is at least 300% of
                        the senior securities representing indebtedness
                        (effectively limiting the use of leverage through senior
                        securities representing indebtedness to 33 1/3% of the
                        Fund's total net assets, including assets attributable
                        to such leverage). In addition, the Fund is not
                        permitted to declare any cash dividend or other
                        distribution on its Common Shares unless, at the time of
                        such declaration, this asset coverage requirement is
                        satisfied. The Fund may (but is not required to) cover
                        its commitments under its reverse repurchase agreements,
                        dollar roll transactions, and derivative transactions by
                        segregating liquid assets, or by entering into
                        offsetting transactions or owning positions covering its
                        obligations. To the extent these instruments are so
                        covered, they will not be considered "senior securities"
                        under the 1940 Act and therefore will not be subject to
                        the 300% asset coverage requirement of the 1940 Act
                        otherwise applicable to forms of senior securities
                        representing indebtedness used by the Fund. However, the
                        Securities and Exchange Commission has proposed a new
                        rule that could further limit or otherwise alter the
                        Fund's ability to use certain derivative and other
                        transactions, including reverse repurchase agreements.
                        See "Risks--    ." Moreover, even if such derivative and
                        other transactions of the Fund are covered, they could
                        represent a form of economic leverage and create special
                        risks. See "Risks--Leverage Risk."

                        The Fund will seek to use leverage opportunistically and
                        may determine to increase, decrease, or eliminate its
                        use of leverage over time and from time to time based on
                        various considerations, including the yield curve
                        environment, interest rate trends, and market
                        conditions. There is no assurance that borrowings or
                        other forms of leverage will in fact be established or
                        be maintained in the future. If and when leverage is
                        used, there is no assurance that the Fund's leveraging
                        strategies will be successful. The use of leverage will
                        increase the volatility of the performance of the Fund's
                        investment portfolio and could result in the Fund
                        experiencing greater losses than if leverage were not
                        used. The net proceeds the Fund obtains from the use of
                        leverage will be invested in accordance with the Fund's
                        investment objective and policies as described in this
                        prospectus. So long as the rate of return, net of
                        applicable Fund expenses, on the investments purchased
                        by the Fund exceeds the costs of such leverage to the
                        Fund, the use of leverage should help the Fund to
                        achieve an investment return greater than it would if it
                        were not leveraged, although use of leverage may result
                        in losses greater than if the Fund had not used
                        leverage.

                        Leveraging is a speculative technique and there are
                        special risks and costs involved. See "Risks--Leverage
                        Risk." The Fund cannot assure you that the use of
                        leverage, including through reverse repurchase
                        agreements, dollar roll transactions and borrowings,

                                       11

                        and/or the use of derivatives strategies will result in
                        a higher investment return on your Common Shares, and it
                        may result in losses. When leverage is used, the net
                        asset value ("NAV") and market price of the Common
                        Shares and the yield to Common Shareholders will be more
                        volatile. In addition, the leverage costs will be borne
                        immediately by the Common Shareholders and result in a
                        reduction of the NAV of the Common Shares. See "Summary
                        of Fund Expenses." Any senior securities issued by the
                        Fund will have seniority over the Common Shares and,
                        therefore, have complete priority upon distribution of
                        assets over the Common Shares.

                        Because the fees received by the Advisor, the Lead
                        Sub-Advisor and the Portfolio Sub-Advisors are based on
                        Managed Assets (which includes assets attributable to
                        the Fund's reverse repurchase agreements, dollar roll
                        transactions and borrowings), there is a financial
                        incentive for the Advisor, the Lead Sub-Advisor and the
                        Portfolio Sub-Advisors to cause the Fund to use
                        leverage, which creates a conflict of interest between
                        the Advisor, the Lead Sub-Advisor and the Portfolio
                        Sub-Advisors on the one hand, and the Common
                        Shareholders, on the other hand. See "Risks--Potential
                        Conflicts of Interest Risk."

DISTRIBUTIONS           The Fund intends to distribute quarterly all or a
                        portion of its net investment income to Common
                        Shareholders (after the payment of interest and/or
                        dividends in connection with leverage). In addition, the
                        Fund intends to distribute any net long-term capital
                        gains, if any, to Common Shareholders as long-term
                        capital gain dividends at least annually. The Fund's
                        initial quarterly distribution is expected to be
                        declared approximately     to     days after the
                        completion of this offering and paid approximately    to
                           days after the completion of this offering, depending
                        on market conditions. Unless an election is made to
                        receive dividends in cash, Common Shareholders will
                        automatically have its quarterly distributions
                        reinvested in Common Shares through the Fund's dividend
                        reinvestment plan. See "Dividend Reinvestment Plan."

CUSTODIAN,
ADMINISTRATOR,
FUND ACCOUNTANT AND
TRANSFER AGENT          The Fund has retained             as custodian and
                                 as administrator, fund accountant and transfer
                        agent for the Fund. The Advisor and the Board of
                        Trustees will be responsible for overseeing the
                        activities of the custodian, administrator, fund
                        accountant and transfer agent. See "Custodian,
                        Administrator, Fund Accountant and Transfer Agent."

LISTING                 The Fund intends to apply to list the Common Shares on
                        the New York Stock Exchange. The trading or ticker
                        symbol of the Common Shares is expected to be "    ."

CLOSED-END STRUCTURE    Closed-end funds differ from open-end management
                        investment companies (commonly referred to as mutual
                        funds) in that closed-end funds generally list their
                        shares for trading on a securities exchange and do not
                        redeem their shares at the option of the shareholder. By
                        comparison, mutual funds issue securities redeemable at
                        NAV at the option of the shareholder and typically
                        engage in a continuous offering of their shares. Mutual
                        funds are subject to continuous asset in-flows and
                        out-flows that can complicate portfolio management,
                        whereas closed-end funds can generally stay more fully
                        invested in securities consistent with the closed-end
                        fund's investment objective(s) and policies. In
                        addition, in comparison to open-end funds, closed-end
                        funds have greater flexibility in their ability to make
                        certain types of investments, including investments in
                        illiquid securities.

                        Shares of closed-end funds listed for trading on a
                        securities exchange frequently trade at a discount from
                        NAV, but in some cases trade at a premium. The market
                        price of such shares may be affected by factors such as
                        NAV, dividend or distribution levels and their stability

                                       12

                        (which will in turn be affected by levels of dividend
                        and interest payments by the fund's portfolio holdings,
                        the timing and success of the fund's investment
                        strategies, regulations affecting the timing and
                        character of fund distributions, fund expenses and other
                        factors), supply of and demand for the shares, trading
                        volume of the shares, general market, interest rate and
                        economic conditions and other factors beyond the control
                        of the closed-end fund. The foregoing factors, among
                        others, may result in the market price of the Common
                        Shares being greater than, less than or equal to NAV.
                        See "Structure of the Fund; Common Share Repurchases and
                        Conversion to Open-End Fund."

FEDERAL TAX MATTERS     Distributions with respect to the Common Shares will
                        constitute dividends to the extent of the Fund's current
                        and accumulated earnings and profits, as calculated for
                        U.S. federal income tax purposes. Such dividends
                        generally will be taxable as ordinary income to Common
                        Shareholders. Distributions of net capital gain that are
                        designated by the Fund as capital gain dividends will be
                        treated as long-term capital gains in the hands of
                        Common Shareholders receiving such distributions. See
                        "Federal Tax Matters."

SPECIAL RISK
CONSIDERATIONS          RISK IS INHERENT IN ALL INVESTING. Investing in any
                        investment company security involves risks, including
                        the risk that you may lose part or all of your
                        investment. THEREFORE, BEFORE INVESTING IN THE FUND'S
                        COMMON SHARES, YOU SHOULD CONSIDER THE RISKS MORE FULLY
                        SET FORTH UNDER "RISKS" BEGINNING ON PAGE   , WHICH
                        PROVIDES A DISCUSSION OF THE PRINCIPAL RISK FACTORS
                        ASSOCIATED WITH AN INVESTMENT IN THE FUND, AS WELL AS
                        THE OTHER INFORMATION IN THIS PROSPECTUS AND THE SAI.
                        These principal risks include risks associated with
                        investments in structured credit instruments including
                        CMBS, agency and non-agency residential mortgage-backed
                        securities, ABS, CDOs and CLOs; risks associated with
                        other income-generating securities such as direct loans,
                        corporate debt and preferred securities; risks
                        associated with investments in below investment
                        grade-rated securities and unrated securities; risks
                        associated with the use of leverage; and risks
                        associated with employing multiple managers. In
                        addition, the Fund may invest in any level of the
                        capital structure of its structured credit instruments,
                        including subordinated or residual tranches and the
                        equity or "first loss" tranches. The Fund also may
                        invest in structured credit instruments that are
                        designed to have leveraged investment exposure to the
                        underlying mortgages or assets. As a result, the Fund's
                        investment strategies may involve speculative techniques
                        and a high degree of risk. An investment in the Fund is
                        not appropriate for all investors.

                                       13

                            SUMMARY OF FUND EXPENSES

      The purpose of the table and the example below is to help Common
Shareholders understand all fees and expenses that they will bear directly or indirectly. Expenses borne by the Fund are borne, indirectly, by Common
Shareholders. The expenses shown in the table are based on estimated amounts for the current fiscal year.

      The table assumes that the Fund issues Common Shares and utilizes leverage through the use of reverse repurchase agreements, dollar roll transactions and bank borrowings in an amount equal to % of the Fund's Managed Assets (after its utilization). The table shows Fund expenses as a percentage of $ in net assets attributable to Common Shares. The "Other expenses" shown in the table are based on estimated amounts for the current fiscal year. The Fund's actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues less than Common Shares.

SHAREHOLDER TRANSACTION EXPENSES
   Sales load paid by Common Shareholders (as a percentage of offering price)              None(1)
   Offering expenses borne by Common Shareholders (as a percentage of offering price)      None(2)
   Dividend reinvestment plan fees                                                         None(3)

                                                                                    PERCENTAGE OF NET ASSETS
                                                                                  ATTRIBUTABLE TO COMMON SHARES
ANNUAL EXPENSES                                                                     (ASSUMES DEBT IS USED)(4)

   Management fees                                                                              %
   Interest on borrowed funds(5)                                                                %
   Acquired fund fees and expenses                                                              %
   Other expenses                                                                               %
                                                                                           ------
             Total annual expenses                                                              %
                                                                                           ------

   (1)   The Advisor and Lead Sub-Advisor, and not the Fund, have agreed to pay from their own assets (a) underwriting compensation of up to $
         per Common Share to the underwriters in connection with this
         offering and separately (b) structuring fees to each of       ,       ,
               and       in the amounts of $     , $     , $     and $     ,
         respectively, and a sales incentive fee to         in the amount of
         $        . The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters, will be limited to not more
         than    % of the total public offering price of the Common Shares sold in this offering. See "Underwriters."

   (2)   The Advisor and Lead Sub-Advisor, and not the Fund, have agreed to pay from their own assets all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Advisor and Lead Sub-Advisor.

   (3)   Common Shareholders will pay brokerage charges if they direct         ,
         as agent for the Common Shareholders, to sell their Common Shares held in a dividend reinvestment account.

   (4)   The net assets attributable to Common Shares is calculated by deducting the assumed amount of leverage to be used by the Fund from
         Managed Assets.

   (5)   Interest on borrowed funds is based upon the assumed borrowing of $
         at an annual interest rate of    %. This amount reflects the assumption
         that there will not be any additional fees payable by the Fund under the assumed Borrowings.

EXAMPLE

      Investors would pay the following expenses on a $1,000 investment,
assuming (i) a 5% annual return; (ii) the Fund issues        Common Shares;
(iii) total annual expenses of % of net assets attributable to Common Shares in years 1 through 10; and (iv) reinvestment of all dividends and distributions at NAV.

   1 YEAR               3 YEARS               5 YEARS                10 YEARS
   ------               -------               -------                --------
     $                  $                     $                      $

   The example should not be considered a representation of future expenses.
   Actual expenses may be greater or less than those shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                       14

                                    THE FUND

      First Trust SkyBridge Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the
Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized on March 3, 2020, as a Massachusetts business trust pursuant to a
Declaration of Trust (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East
Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630)
765-8000. Investment in the Fund involves certain risks and special considerations. See "Risks."

                                USE OF PROCEEDS

      The net proceeds of the offering of the common shares of beneficial interest of the Fund (the "Common Shares") will be approximately $
($       if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Advisor and Lead Sub-Advisor, and not the Fund, have agreed to pay all of the Fund's organizational expenses and all offering costs associated with this offering, and the Fund is not obligated to repay any such organizational expenses or offering costs paid by the Advisor and Lead Sub-Advisor. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below.
The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within
to    days after completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek a high level of current income.
There can be no assurance that the Fund will achieve its investment objective or that the Fund's investment strategies (as described below) will be successful.

      Unless otherwise specified, the investment policies and limitations of the
Fund are not considered to be fundamental by the Fund and can be changed without a vote of the holders of the Fund's Common Shares ("Common Shareholders"). The
Fund's investment objective and certain investment restrictions specifically identified as such in the Statement of Additional Information (the "SAI") are
considered fundamental and may not be changed without approval by holders of a
"majority of the outstanding voting securities" of the Fund, as defined in the
1940 Act, which includes Common Shares and preferred shares of beneficial interest of the Fund ("Preferred Shares"), if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

INVESTMENT POLICIES AND STRATEGIES

      The Fund will seek to achieve its investment objective by investing in a mix of structured credit and other income-producing instruments in the commercial real estate, residential real estate, corporate credit and consumer credit markets pursuant to the investment strategies of a group of portfolio management companies (each, a "Portfolio Sub-Advisor" and, collectively, the
"Portfolio Sub-Advisors") selected by SkyBridge Capital II, LLC (the "Lead
Sub-Advisor"). See "--Investment Strategies" below. Under normal market conditions, the Fund expects to invest its Managed Assets in structured credit instruments backed by both real estate and non-real estate collateral, including commercial mortgage-backed securities ("CMBS"), agency and non-agency residential mortgage-backed securities, asset backed securities ("ABS"), collateralized debt obligations ("CDOs") and collateralized loan obligations
("CLOs"). In addition, the Fund expects to invest, to a lesser extent, in non-structured cash flow generating securities, including direct loans, corporate debt, preferred securities, real estate investment trusts ("REITs"), and exchanged-traded funds ("ETFs") and business development companies ("BDCs")
investing in the commercial real estate, residential real estate, corporate credit or consumer credit markets. These investments may include instruments of foreign issuers. The Fund will limit the amount of its investments in emerging market issuers to no more than 5% of its Managed Assets. See "--Portfolio
Composition" below. The Fund also may use derivative instruments for hedging and other purposes. The Fund anticipates that such transactions, if any, will primarily be utilized to reduce the Fund's interest rate or currency risk.

      The Lead Sub-Advisor will allocate management of the Fund's Managed Assets
(as defined below) to the Portfolio Sub-Advisors (and their respective investment strategies) in such proportion that it believes will optimize the risk-adjusted return potential of the Fund. The Lead Sub-Advisor will thereafter adjust such allocations from time to time in response to changing market conditions and other considerations. The Lead Sub-Advisor will limit the amount of assets allocated to a single Portfolio Sub-Advisor to no more than 20% of the
Fund's Managed Assets.

      The Lead Sub-Advisor may invest the Fund's Managed Assets directly, including for interest rate hedging purposes.

                                       15

      "Managed Assets" means the average daily gross asset value of the Fund
(which includes assets attributable to any reverse repurchase agreements, dollar roll transactions, or similar transactions, the principal amount of any borrowings outstanding, and the Fund's preferred shares of beneficial interest
("Preferred Shares"), if any) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions, or similar transactions, and the principal amount of any borrowings of money incurred, including commercial paper or notes issued by the
Fund).

      Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities.

      Investment Strategies. Through the Lead Sub-Advisor's top-down allocation of Managed Assets to the investment strategies set forth below and corresponding bottom-up allocations to the Portfolio Sub-Advisors, the Lead Sub-Advisor will seek to generate a high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties by seeking to capitalize on perceived inefficiencies in structured credit markets and, to a lesser extent, in non-structured cash flow-generating securities. The Lead Sub-Advisor will periodically rebalance the allocation of Managed Assets, typically monthly but as frequently as daily, to the Portfolio Sub-Advisors (and, as a result, to various investment strategies) based on market and economic developments as well as realized and expected risk-adjusted Portfolio Sub-Advisor performance. The
Lead Sub-Advisor, from time to time, may choose not to allocate any of the
Fund's Managed Assets to certain Portfolio Sub-Advisors, and there may be lengthy periods of time when there is no allocation to one or more Portfolio
Sub-Advisors or investment strategies.

      The Lead Sub-Advisor believes that while structured credit markets are large, with in excess of $10 trillion outstanding across real estate (including agency mortgage-backed securities) and non-real estate sectors as of the date of this prospectus, structured credit securities are highly heterogeneous with varying collateral and structural properties. The Lead Sub-Advisor believes that this variety results in additional analytical complexity relative to non-structured fixed income markets resulting, often, in inefficient pricing.
Specifically, the Lead Sub-Advisor believes that this inefficiency results, often, in higher yields than warranted given the risk of fundamental or permanent loss for structured credit securities. Additionally, the Lead
Sub-Advisor believes that structured credit market inefficiencies are best exploited by specialist managers, like the Portfolio Sub-Advisors, that are focused entirely or largely on specific sectors of the structured credit markets.

      Overall, the Fund will generally implement a "diversified structured credit" strategy. This strategy consists of investing pursuant to a diversified mix of investment strategies focused on structured credit instruments backed by real estate and/or non-real estate collateral and, to a lesser extent, non-structured fixed income securities. The Fund may invest in any level of the capital structure of structured credit instruments, including subordinated or residual tranches and the equity or "first loss" tranches. The Fund may invest in structured credit instruments that are designed to have leveraged investment exposure to the underlying mortgages or assets. The Fund may invest, directly or indirectly, in instruments of any credit quality, and expects to substantially invest in securities rated below investment grade (including debt securities commonly referred to as "high yield" securities or "junk bonds") or securities that are unrated by credit rating agencies. See "Risks--Credit and Below
Investment Grade Securities Risk" and "Risks--Unrated Securities Risk."

      The Lead Sub-Advisor will generally utilize a top-down process based on market and economic developments to determine the allocation of Managed Assets to the investment strategies set forth below and will generally utilize a bottom-up manager-research driven process to determine allocations to the
Portfolio Sub-Advisors given their respective expertise in executing the identified investment strategies. The Lead Sub-Advisor's bottom up manager research for the Fund will be, in part, informed by the Lead Sub-Advisor's role as a fund-of-hedge-funds (FOFs) manager that, as of the date of this prospectus, oversees in excess of $9 billion allocated to hedge fund strategies, including over $5 billion allocated to fixed income-focused strategies (primarily via allocations to structured credit-focused hedge funds). The Lead Sub-Advisor intends to generally select Portfolio Sub-Advisors that utilize a fundamental, bottom-up, research-driven analytic process to in order to generate a high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties consistent with their mandate, as defined by the Lead
Sub-Advisor, to pursue one or several of the Fund's Investment Strategies. The principal strategies that the Lead Sub-Advisor will seek to employ through the selection of and allocation of Managed Assets to Portfolio Sub-Advisors include:

      o     Commercial mortgage-backed securities (CMBS). This strategy targets investments in securities collateralized by commercial mortgages.
            The Portfolio Sub-Advisors employing this strategy will seek to generate high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties based primarily on proprietary fundamental analysis. Investments under this strategy may be held for long periods of time or actively traded. A Portfolio
            Sub-Advisor's approach under this strategy may be based on their forecast of real estate values and potential default and prepayment scenarios. Portfolio Sub-Advisors may choose to invest in senior or junior securities (including in the equity or residual tranche).
            Securities may be backed by pools of mortgages or a single mortgage.

      o     Residential mortgage-backed securities (RMBS). This strategy targets investments in securities collateralized by both agency and

                                       16

            non-agency residential mortgages. The Portfolio Sub-Advisors employing this strategy will seek to generate a high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties based primarily on proprietary fundamental analysis. Investments under this strategy may be held for long periods of time or actively traded. A Portfolio Sub-Advisor's approach under this strategy may be based on their forecast of real estate values and potential default and prepayment scenarios.
            Portfolio Sub-Advisors may choose to invest in senior or junior securities (including in the equity or residual tranche).

      o     Asset-backed securities (ABS). This strategy targets investments in securities generally collateralized by non-mortgage assets, for example, aircraft leases, bank-issued and REIT-issued trust preferred securities (typically referred to as TruPS CDOs), unsecured consumer receivables and auto loans. The Portfolio
            Sub-Advisors employing this strategy will seek to generate a high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties based primarily on proprietary fundamental analysis. Investments under this strategy may be held for long periods of time or actively traded. A Portfolio
            Sub-Advisor's approach under this strategy may be based on their forecast of collateral values and potential default and prepayment scenarios. Portfolio Sub-Advisors may choose to invest in senior or junior securities (including in the equity or residual tranche). The
            Lead Sub-Advisor does not foresee allocating any portion of Managed
            Assets to CDOs collateralized by credit derivatives, sometimes referred to as synthetic CDOs.

      o     Collateralized loan obligations (CLOs). This strategy targets investments in securities collateralized by corporate loans. The
            Portfolio Sub-Advisors employing this strategy will seek to generate a high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties based primarily on proprietary fundamental analysis. Investments under this strategy may be held for long periods of time or actively traded. A Portfolio
            Sub-Advisor's approach under this strategy may be based on their forecast of collateral values and potential default and prepayment scenarios. Portfolio Sub-Advisors may choose to invest in senior or junior securities (including in the equity or residual tranche).

      o     Direct loans. This strategy targets investments in loans directly originated by a Portfolio Sub-Advisor. Loans may be collateralized by real estate or non-real estate assets. The Portfolio Sub-Advisors employing this strategy will seek to generate a high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties based primarily on proprietary fundamental analysis. Investments under this strategy will generally be held for long periods of time. A Portfolio Sub-Advisor's approach under this strategy may be based on their forecast of collateral values and default and prepayment scenarios. Portfolio Sub-Advisors may choose to invest in senior or junior securities (including in the equity or residual tranche). The Lead Sub-Advisor foresees allocating a portion of Managed Assets for this Investment Strategy to
            instruments collateralized by portfolios of loans on financial institution balance sheets (sometimes referred to as "Regulatory
            Capital Relief" or "Significant Risk Transfer" exposures).

      o     Corporate debt. This strategy targets investments in securities issued by corporate entities, including senior secured loans, senior unsecured bonds, subordinated bonds, preferred equity and other instruments that may have debt and/or equity characteristics, including convertible bonds. The Portfolio Sub-Advisors employing this strategy will seek to generate a high level of current income with attractive risk-adjusted yield and risk-adjusted total return properties based primarily on proprietary fundamental analysis.
            Investments under this strategy may be held for long periods of time or actively traded. A Portfolio Sub-Advisor's approach under this strategy may be based on their forecast of issuer-specific fundamentals (including collateral values, when applicable) and potential default and prepayment scenarios. The Lead Sub-Advisor does not foresee allocating a portion of Managed Assets for this investment strategy to corporate securities that are not generating current a high level of current income, for example, defaulted debt instruments not making coupon payments or debt instruments paying in-kind.

      o     Other cash flow generative exposures. This strategy targets investments in listed securities, including REITs, ETFs and BDCs.
            The Portfolio Sub-Advisors employing this strategy will seek to generate a high level of current income with attractive
            risk-adjusted yield and risk-adjusted total return properties based primarily on proprietary fundamental analysis.

      The Lead Sub-Advisor will allocate no more than 30% of the Fund's Managed
Assets to a single investment strategy.

      Allocation Philosophy and Process. As a fund-of-hedge-funds (FOFs) manager with experience allocating to fixed income-focused strategies (primarily via allocations to structured credit-focused hedge funds), the Lead Sub-Advisor has evaluated numerous portfolio management companies based on qualitative and quantitative analyses in order to identify those that have shown the ability to generate consistent skill-based returns (alpha) over time through compelling investment strategies. In addition, the Lead Sub-Advisor has assessed these portfolio management companies through a combination of discussions, on-site visits and reviews of materials provided by such companies. The Lead Sub-Advisor also has experience in directly managing alternative investment strategies.
Accordingly, the Lead Sub-Advisor believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with the investment strategies employed by the Portfolio Sub-Advisors. Each of the Portfolio Sub-Advisors has successfully passed the Lead Sub-Advisor's initial evaluation and assessment and the Lead
Sub-Advisor will continue to conduct comprehensive due diligence reviews of each
Portfolio Sub-Advisor, which will include the following components:

      o     Investment Analysis. The Lead Sub-Advisor combines qualitative and quantitative analyses intended to develop an understanding of a

                                       17

            Portfolio Sub-Advisor's ability to generate returns. These analyses focus on a Portfolio Sub-Advisor's investment team, investment process, risk management and performance. Each Portfolio
            Sub-Advisor's performance track record is examined for consistency and drawdown (i.e., loss) control versus a peer group of portfolio management companies. In doing so, the Lead Sub-Advisor analyzes the
            Portfolio Sub-Advisor's historical performance returns including its historical distribution of returns and drawdowns and relevant risk ratios and metrics.

      o     Operational and Business Risk Analysis. The Lead Sub-Advisor's
            operational risk team employs a disciplined process intended to assess a Portfolio Sub-Advisor's ability to operate efficiently. The key components of this analysis include, but are not limited to, a review of key principals, mid/back office operations, valuation process, accounting practices and internal controls and procedures, cyber preparedness, disaster recovery plans and anti-money laundering policies.

   The Lead Sub-Advisor will allocate management of the Fund's Managed Assets to the Portfolio Sub-Advisors (and their respective Investment Strategies) in such proportion that it believes will optimize the risk-adjusted return potential of the Fund. The Lead Sub-Advisor will thereafter adjust such allocations from time to time in response to changing market conditions and other considerations. In seeking to optimize the mix of investment strategies in light of current market and economic conditions, the Lead Sub-Advisor combines a top-down approach, including an assessment of the macroeconomic environment that analyzes factors such as economic cycles, credit spread levels and interest rates, and a bottom-up manager selection process that utilizes both fundamental and technical research by asset class.

   The Lead Sub-Advisor believes it is important to maintain a broad-based portfolio in order to reduce the effect of losses or poor returns by one or more
Portfolio Sub-Advisors. There is no guarantee, however, that the Fund will be able to avoid substantial losses due to poor returns by one or more of the
Portfolio Sub-Advisors.

PORTFOLIO COMPOSITION

      The Fund's portfolio will be composed principally of the following investments. In addition, see "Use of Leverage" for a description of the transactions anticipated to be utilized by the Fund to employ leverage.
Additional description of the Fund's investment policies and restrictions and additional information about the Fund's portfolio investments are contained in the SAI. See "Additional Information About the Fund's Investments and Investment
Risks" and "Other Investment Policies and Techniques" in the SAI.

      Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as credit card and automobile finance receivables, student loans, consumer loans, installment loan contracts, home equity loans, mobile home loans, boat loans, business and small business loans, project finance loans, airplane leases, and leases of various other types of real and personal property (including those relating to railcars, containers, or telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

      Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

                                       18

      Adjustable rate mortgages ("ARMs"), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness.
Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some
ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

      In considering an investment for the Fund in mortgage-backed securities, a
Portfolio Sub-Advisor will consider a number of factors with respect to the underlying mortgages. These include, but are not limited to, (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type
(e.g., for residential: First Lien--Jumbo Prime, First Lien--Alt-A, First Lien--
Subprime, First Lien--Pay-Option, or Second Lien; for commercial: Conduit, Large
Loan, or Single Asset/Single Borrower ("SASB")); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause mortgage-backed securities to have differing risk factors and performance characteristics.

      Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates.
The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

      At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

      CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the
U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Freddie Mac Guaranteed Mortgage Pass-Through
Certificates (also known as "Freddie Macs" or "PCs"), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. The Fund may also invest in bonds, including unguaranteed mezzanine bonds and subordinate bonds, securitized through Freddie Mac's
"K-Deal" program, which securitizes mortgage loans backed by multi-family apartment properties. Such bonds are also not backed by the full faith and credit of the U.S. Government. Prepayments could cause early retirement of CMOs.
CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways.
Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

                                       19

      Prepayments could result in losses on stripped mortgage-backed securities.
Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest-only class (the "IO class") of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

      Subprime loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans or other types of loans made to more creditworthy borrowers. Therefore, the values of asset-backed securities (whether mortgage-backed securities or other types of asset-backed securities) backed by subprime loans involve greater risk of price declines due to the increased risk of default.

      The mortgage loans backing the mortgage-backed securities in which the
Fund may invest may include re-performing loans ("RPLs"), non-performing loans and non-qualified mortgage ("Non-QM") loans. RPLs are loans that have previously been delinquent but are current at the time they are securitized. Fannie Mae and
Freddie Mac, among others, securitize RPLs. For example, in Fannie Mae's case, the RPLs securitized are single-family, fixed rate re-performing loans that generally were previously placed in a mortgage-backed security trust with certificates guaranteed by Fannie Mae, purchased from the trust by Fannie Mae and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e. performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, Fannie Mae follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things.
Fannie Mae may include different loan structures and modification programs in the future. Non-performing loans are mortgage loans where the borrower is in default or is or has been delinquent, for a potentially significant period of time, as to the payment of interest and/or principal. Non-QM loans do not comply with the rules of the Consumer Financial Protection Bureau (the "CFPB") relating to qualified mortgages ("QM"). To qualify as QM loan under the CFPB's rules, the loan must meet certain requirements, such as a borrower debt-to-income ratio, being fully-amortizing, and limits on loan fees. Non-QM loans do not comply with at least one of these requirements.

      In addition to investing in mortgage-backed securities that are backed by mortgage loans themselves, the Fund may invest in securities that are backed by mortgage servicing rights ("MSRs"), including normal MSRs and excess MSRs.
Normal MSRs refer to the contractual right to cash flows payable to the mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of normal MSRs. The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage
(though certain asset-backed securities, such as ETCs and EETCs, may be structured such that there is a security interest in the underlying asset), asset-backed securities may present certain additional risks that are not commonly present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due.
Automobile receivables generally are secured, but by automobiles, rather than by real property. Similarly, ETCs and EETCs are often secured by different types of equipment.

      The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Fund may suffer losses due to a servicer's, sponsor's or platform's negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders' rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable.
Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

      Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government sponsored enterprises

                                       20

("GSEs"), such as Fannie Mae or Freddie Mac, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii)
principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the
GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.

      Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which the
Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by the Fund and could cause the Fund's NAV to decline, potentially significantly. Uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

      The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or "first loss"
tranche. See "--Collateralized Debt Obligations" below. Consistent with the
Fund's investment objective and policies, a Portfolio Sub-Advisor may also cause the Fund to invest in other types of mortgage- and asset-backed securities offered currently or in the future, including certain yet-to-be-developed types of mortgage- and asset-backed securities which may be created as the market evolves.

      Collateralized Debt Obligations. Collateralized Debt Obligations are a
type of asset-backed security and include, among other things, collateralized bond obligations, collateralized loan obligations and other similarly structured securities. A collateralized bond obligation is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A
CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or "first loss" tranche. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk of loss should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.

      Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the
CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments;
(ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer's securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

      The Fund may invest in CDOs collateralized by TruPS, which are securities that are typically issued by banks and other financial institutions that combine the features of debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a parent corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated
maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are

                                       21

typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default.
Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the issuer's profitability as opposed to any legal claims to specific assets or cash flows.

      Senior Loans. Senior loans are senior, secured floating rate loans
("Senior Loans") made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions
(i.e., the borrower). Senior Loans are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, plus a risk premium.

      Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund may invest in a Senior Loan by acquiring in the secondary market participations in, assignments of or novations of a Senior
Loan. An assignment involves the sale of a loan by an existing lender to the
Fund and a participation involves the sale of a beneficial interest in a loan by the lender to the Fund. In an assignment, the Fund becomes a lender of record and a party to the underlying loan agreement; whereas, in a participation, the
Fund purchases only an economic interest in the loan and does not become a party to the underlying loan agreement.

      By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Senior Loans offer the
Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in Senior Loans are not regulated by federal securities laws or the SEC. The Senior Loans in which the Fund may invest also may include debtor-in-possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code. See "--Debtor-in-Possession
Loans" below.

      Senior Loans may be rated in the lower rating categories of the established rating services (such as "Ba1" or lower by Moody's or "BB+" or lower by S&P or Fitch), or may be unrated investments determined to be of comparable quality by the Advisor, Lead Sub-Advisor or a Portfolio Sub-Advisor. As in the
case of other high-yield investments, such Senior Loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Senior Loans and high-yield bonds.
Senior Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Senior Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Senior Loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the Senior Loans will repay principal and/or pay interest in full. Senior Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a
U.S. bank, or which may be adjusted on set dates, typically 30 to 90 days but generally not more than one year. Consequently, the value of Senior Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate high yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain Senior Loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns. See "Risks--Senior Loan Risk."

      On July 27, 2017, the head of the United Kingdom's Financial Conduct
Authority announced a desire to phase out the use of LIBOR by the end of 2021.
There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see "--LIBOR Risk" for more information.

      Debtor-in-Possession Loans. The Fund may invest in debtor-in-possession or
"DIP" loans issued by a debtor that has filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP loans are typically working-capital

                                       22

facilities put into place at the outset of a Chapter 11 case to provide the debtor with immediate cash and ongoing working capital necessary to fund the debtor's Chapter 11 case through confirmation of a plan or asset sale. DIP loans are approved by the bankruptcy court and are entitled to super priority over all administrative expenses incurred during the bankruptcy and all other claims.
Typically, DIP loans are secured by a priming lien with priority over pre-bankruptcy secured debt, a second lien on any encumbered property, and/or a first-priority lien on all of the debtor's unencumbered assets. Consequently,
DIP loans generally must be repaid before other claims in a bankruptcy case.
While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor's capital structure, their super-priority claim status, and because their terms will have been approved by a bankruptcy court order, the debtor's reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender's collateral might be insufficient to repay the DIP loan.

      Direct Loans. Direct loans typically consist of intermediate- to long-term borrowings by companies that are originated directly by lenders without the traditional intermediary role of a bank or broker. Traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies. Direct loans are commonly structured to include fixed payment schedules on a monthly or quarterly basis, typically with maturities between three and seven years. Direct loans are priced primarily on a floating rate basis, with interest rates calculated on the basis of a fixed interest rate spread over a specified base rate. Consequently, the total rate of interest typically is variable, floating up or down with the specified base rate. Loan terms may include a yield enhancement device commonly referred to as a "LIBOR Floor." This feature sets a minimum rate to be used as the LIBOR or prime rate component of the loan's interest rate calculation. Relative to the interest spreads on liquid credit asset classes (such as bank loans), the interest spread on direct loans is generally higher, reflecting their lack of liquidity, non-rated status, and level of credit risk equivalent to or greater than that of non-investment grade loans and bonds. Direct loan pricing is influenced by several factors, including the borrower's size, whether the borrower is private equity-backed, the position of the loan in the capital structure, and general market conditions.

      Like bank loans, most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality. Loans rated below investment grade quality, which are often referred to as "junk" loans, are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower's capacity to pay interest and repay principal. Direct loans often are collateralized by a security interest against some or all of the borrower's tangible and intangible assets, although some direct loans are unsecured.

      A potential additional component of return on direct loans is upfront or closing fees. These yield enhancements could also come in the form of a discount to the purchase price. When in discount form, this component is a form of deferred income that will be realized over time or upon final repayment of the loan. Such upfront fees, original issue discount (or "OID"), or closing fees serve to enhance the return on the investment.

      Middle market companies are typical borrowers of direct loans, although the companies can range from the lower middle market (companies with approximately $10 million to $25 million in earnings before interest, taxes, depreciation and amortization ("EBITDA") to upper middle market (companies with approximately $75 million to $100 million in EBITDA). Companies with annual
EBITDA larger than $100 million are generally thought to achieve lower costs of financing by raising capital via the public and quasi-public debt markets, either through high yield bonds or broadly syndicated leveraged bank loans.
Various inputs regarding a borrower usually are considered by the lender when deciding whether to make a direct loan, including the borrower's industry, market position, tangible and intangible assets, earnings, cash flows, management team, capital structure, and sponsor(s) (if the company is externally sponsored). See "Risks--Direct Loan Risk."

      Below Investment Grade Securities. The Fund will invest, directly or indirectly, in securities that are rated below investment grade at the time of purchase. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

      If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Advisor,
Lead Sub-Advisor or a Portfolio Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its Common
Shareholders.

      Because the risk of default is higher for below investment grade securities than investment grade securities, research and credit analysis will be an especially important part of managing securities of this type. The
Advisor, Lead Sub-Advisor or a Portfolio Sub-Advisor will attempt to identify those issuers of below investment grade securities whose financial condition such adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. An adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer. See "Risks--Credit and Below Investment Grade Securities Risk."

                                       23

      Corporate Debt. The Fund may invest in a wide variety of corporate debt of varying maturities issued by U.S. and foreign corporations and other business entities and of any credit rating. Corporate debt generally is used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Holders of corporate debt, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer's capital structure.

      Corporate debt comes in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities. The investment return of corporate debt reflects interest on the security and changes in the market value of the security. The fixed rate corporate debt in which the Fund invests typically will be unsecured, while the floating rate corporate debt in which the Fund invests typically will be secured. The market value of fixed rate corporate debt will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term fixed rate corporate debt normally fluctuates more in response to changes in interest rates than does the value of shorter-term fixed rate corporate debt.
The market value of corporate debt may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate debt usually yields more than government or agency bonds due to the presence of credit risk.

      Illiquid and Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). In the absence of readily available market quotations, the Board of Trustees, a committee appointed by the Fund's Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash, including in connection with the Fund's termination, and could result in the
Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the
Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the
Fund's illiquidity. See "Risks--Illiquid/Restricted Securities Risk."

      Other Securities. New financial products continue to be developed, and the
Fund may invest in any products that may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

      Derivative Transactions. The Fund may engage in "Derivative Transactions"
from time to time. To the extent the Fund engages in Derivative Transactions, it is expected to do so to hedge against interest rate, currency and/or other risks, or for other investment or risk management purposes. The Fund may use
Derivative Transactions for investment purposes to the extent consistent with the Fund's investment objectives if the Lead Sub-Advisor or Portfolio
Sub-Advisors, as applicable, deems it appropriate to do so. The Fund may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or "OTC," options, forwards, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. The Fund also may purchase and sell derivative instruments that combine features of these instruments. Collectively, these financial management techniques are referred to herein as "Derivative Transactions." The Fund's use of Derivative Transactions, if any, will generally be deemed to create leverage for the Fund and involves significant risks. No assurance can be given that the
Fund's strategies and use of derivatives will be successful, and the Fund's investment performance could diminish compared with what it would have been if
Derivative Transactions were not used.

                                       24

      Segregated Liquid Assets.

      With respect to leverage incurred through investments in reverse repurchase agreements, dollar rolls and economically similar transactions, the
Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation, the Fund's obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and the Fund's use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will not be limited by the 1940 Act. However, the Fund's use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

      In addition, to the extent the terms of derivative transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation or cover, the Fund's obligations under such transactions will not be considered indebtedness for purposes of the 1940
Act. To the extent that the Fund's obligations under such transactions are not so segregated or covered, such obligations may be considered "senior securities representing indebtedness" under the 1940 Act and therefore subject to the 300%
asset coverage requirement described above and other requirements of the 1940
Act.

      Short-Term Debt Securities; Temporary Defensive Position; Invest-Up
Period. During the period in which the net proceeds of the offering of Common
Shares are being invested, the period in which the Fund's assets are being liquidated in anticipation of the Fund's termination or during periods in which the Advisor or the Lead Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the
Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents. A determination by the Advisor or the Lead Sub-Advisor that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques--Portfolio Composition."

      Preferred Securities. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed.
They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.
Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

      In order to be payable, dividends on preferred securities must be declared by the issuer's board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable.
Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

      Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers' industries or industry sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. Many of the preferred securities in which the Fund may invest will not pay tax-advantaged dividends. See "Tax Matters." Because the claim on an issuer's earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the
Fund's holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

                                       25

      Real Estate Investment Trusts. The Fund may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs' operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs.
Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT's manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

      Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage
REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under "Mortgage-Backed Securities
Risk" and "Debt Securities Risk." Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT's liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.

      The Fund's investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as "qualified REIT dividends" in the hands of non-corporate shareholders.

      Business Development Companies. BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level. BDCs may invest in a diverse array of industries. BDCs are unique in that generally, at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code. Similar to
REITs, the securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations, that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors. The Fund may invest in both equity and debt securities of BDCs, and is not limited with respect to the specific types of BDCs in which it may invest. The Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

      Exchange-Traded Funds. ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF's shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the
ETF's shares may trade at a premium or discount to the ETF's net asset value;
(ii) an active trading market for an ETF may not develop or be maintained; and
(iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected.

                                       26

                     LIMITED TERM AND ELIGIBLE TENDER OFFER

      The Fund will terminate on or before the Termination Date; provided, that if the Board of Trustees believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the
Termination Date (i) once for up to one year (i.e., up to        , 2033), and
(ii) once for up to an additional six months (i.e., up to        ), in each case
upon the affirmative vote of a majority of the Board of Trustees and without a vote of Common Shareholders. In addition, as of a date within twelve months preceding the Termination Date, the Board of Trustees may cause the Fund to conduct a tender offer by the Fund to all Common Shareholders to purchase Common
Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer, subject to the terms described below
("Eligible Tender Offer"). Following the completion of an Eligible Tender Offer, the Board of Trustees may eliminate the limited term structure of the Fund and convert the Fund to a perpetual fund upon the affirmative vote of a majority of the Board of Trustees and without a vote of Common Shareholders.

      The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the termination date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $20.00 per Common Share on the Termination Date or
in an Eligible Tender Offer, and such investors and investors that purchase
Common Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

      Upon its termination, the Fund will distribute substantially all of its net assets to Common Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board Trustees. In anticipation of an
Eligible Tender Offer or the Termination Date, the Fund may begin liquidating all or a portion of the Fund's portfolio, and may deviate from its investment policies and may not achieve its investment objective. During such period(s), the Fund's portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation or an Eligible Tender Offer. Rather than reinvesting the proceeds of matured, called or sold securities in accordance with the investment program described above, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund's distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund's Dividend Reinvestment Plan. However, if on the
Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Common Shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the Common Shareholder
(including any property deemed received by reason of its being placed in a liquidating trust) and the Common Shareholder's adjusted tax basis in the Common
Shares of the Fund for U.S. federal income tax purposes.

      If the Board of Trustees believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend
the Termination Date (i) once for up to one year (i.e., up to       , 2033), and
(ii) once for up to an additional six months (i.e. up to        ), in each case
upon the affirmative vote of a majority of the Board of Trustees and without a vote of Common Shareholders. In determining whether to extend the Termination
Date, the Board of Trustees may consider the inability to sell the Fund's assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund's remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

      The Board of Trustees may cause the Fund to conduct an Eligible Tender
Offer. An Eligible Tender Offer would consist of a tender offer to all Common
Shareholders to purchase Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date. The Board of
Trustees has established that, following an Eligible Tender Offer, the Fund must
have at least $    of net assets to ensure the continued viability of the Fund
(the "Termination Threshold"). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided, that if the number of properly tendered Common Shares would result in the Fund's net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the
Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

      If the number of properly tendered Common Shares would result in the
Fund's net assets equaling or totaling greater than the Termination Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the
Fund pursuant to the terms of the Eligible Tender Offer. The Fund's purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering
Common Shareholders. In addition, the Fund would continue to be subject to its obligations with respect to its issued and outstanding Preferred Shares or debt

                                       27

securities, if any. See "Risks--Limited Term and Eligible Tender Offer Risk."
Following the completion of an Eligible Tender Offer, the Board of Trustees may
eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Trustees and without the approval of Common
Shareholders. In making a decision to do so to provide for the Fund's perpetual existence, the Board of Trustees will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the
Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Advisor and the Lead
Sub-Advisor, taking into account that the Advisor and the Lead Sub-Advisor may have a potential conflict of interest in recommending to the Board of Trustees that the limited term structure be eliminated and the Fund have a perpetual existence (or that the Termination Date be extended). The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a perpetual structure. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common Share.

      An Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the
Exchange Act and the applicable tender offer rules thereunder (including Rule
13e-4 and Regulation 14E under the Exchange Act or successor rules to the same general effect). The repurchase of tendered Common Shares by the Fund in a tender offer would be a taxable event to Common Shareholders. The Advisor will pay all costs and expenses associated with the making of an Eligible Tender
Offer, other than brokerage and related transaction costs associated with the disposition of portfolio investments in connection with the Eligible Tender
Offer, which will be borne by the Fund and its Common Shareholders.

      An Eligible Tender Offer may be commenced upon approval of a majority of the Board of Trustees, without a vote of Common Shareholders. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is
conducted, the Fund will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the
Declaration are amended with the vote of Common Shareholders, as described above. See "Certain Provisions of the Declaration of Trust and By-Laws."

                                USE OF LEVERAGE

      Subject to market conditions, within approximately     months after the
completion of this offering, the Fund intends to use leverage to seek to enhance its potential to produce a high level of current income.

      The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund initially anticipates that, under normal market conditions, it will employ leverage through reverse repurchase agreements and/or dollar roll transactions. The Fund also may use borrowings from banks or other

                                       28

financial institutions. The Fund currently expects that the leverage initially obtained through such reverse repurchase agreements, dollar roll transactions
and borrowings will represent approximately    % of the Fund's Managed Assets.
The Fund also may, from time to time, enter into additional transactions that
may give rise to a form of leverage, including           . See "The Fund's
Investments--        ." The Fund does not currently anticipate it will employ
leverage through the issuance of Preferred Shares within 12 months after the completion of this offering. Under normal market conditions, the Fund's use of leverage through reverse repurchase agreements, dollar roll transactions, borrowings, and the issuance of Preferred Shares, in the aggregate, will not
exceed    % of its Managed Assets.             entered into by the Fund for
purposes other than creating investment leverage (e.g., for hedging or risk management purposes) will not be subject to such limitation.

      In general, the Fund is prohibited from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of such leverage the Fund has satisfied the asset coverage requirement with respect to senior securities representing indebtedness prescribed by the 1940 Act--i.e., the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets"), is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund's total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, this asset coverage requirement is satisfied. The Fund may (but is not required to) cover its commitments under its reverse repurchase agreements, dollar roll transactions, and derivative transactions by segregating liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, they will not be considered "senior securities" under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement of the 1940 Act otherwise applicable to forms of senior securities representing indebtedness used by the
Fund. However, the Securities and Exchange Commission has proposed a new rule that could further limit or otherwise alter the Fund's ability to use certain derivative and other transactions, including reverse repurchase agreements. See
"Risks--      ." Moreover, even if such derivative and other transactions of the
Fund are covered, they could represent a form of economic leverage and create special risks. See "Risks--Leverage Risk."

      The Fund will seek to use leverage opportunistically and may determine to increase, decrease, or eliminate its use of leverage over time and from time to time based on various considerations, including the yield curve environment, interest rate trends, and market conditions. There is no assurance that borrowings or other forms of leverage will in fact be established or be maintained in the future. If and when leverage is used, there is no assurance that the Fund's leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund's investment portfolio and could result in the Fund experiencing greater losses than if leverage were not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund's investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would if it were not leveraged, although use of leverage may result in losses greater than if the Fund had not used leverage.

      Leveraging is a speculative technique and there are special risks and costs involved. See "Risks--Leverage Risk." The Fund cannot assure you that the use of leverage, including through reverse repurchase agreements, dollar roll transactions and borrowings, and/or the use of derivatives strategies will result in a higher investment return on your Common Shares, and it may result in losses. When leverage is used, the net asset value ("NAV") and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, the leverage costs will be borne immediately by the Common
Shareholders and result in a reduction of the NAV of the Common Shares. See
"Summary of Fund Expenses." Any senior securities issued by the Fund will have seniority over the Common Shares and, therefore, have complete priority upon distribution of assets over the Common Shares.

      Because the fees received by the Advisor, the Lead Sub-Advisor and the
Portfolio Sub-Advisors are based on Managed Assets (which includes assets attributable to the Fund's reverse repurchase agreements, dollar roll transactions and borrowings), there is a financial incentive for the Advisor, the Lead Sub-Advisor and the Portfolio Sub-Advisors to cause the Fund to use leverage, which creates a conflict of interest between the Advisor, the Lead
Sub-Advisor and the Portfolio Sub-Advisors on the one hand, and the Common
Shareholders, on the other hand. See "Risks--Potential Conflicts of Interest
Risk."

      Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. The Fund's use of reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the Fund from the security purchaser. See "Risks--Reverse Repurchase Agreement Risk."

      The dollar roll is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, the Fund sells a mortgage-related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related or other security to the dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the
Fund, but rather only securities which are "substantially identical," which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. See "Risks--Doll
Roll Transaction Risk."

      It is possible that changing government regulation may affect the Fund's use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions could impact the Fund's ability to utilize these investment strategies and techniques in the future.

      Borrowings. The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. It is expected that the Fund's borrowings, if any, will be made pursuant to a revolving credit facility established with a bank at a fixed or floating rate. A typical credit facility may contain various covenants that, among other things, could limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations; could limit or prohibit certain investments otherwise contemplated by the Fund's principal investment strategies; and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities, including as a reserve against interest or principal payments and expenses. Only certain of the Fund's assets may be eligible to be pledged under the terms of a credit facility.
Consequently, the Fund may be limited in its ability to draw on the credit facility by the amount of eligible securities the Fund holds in its portfolio and is able to pledge. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility at all or on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities. The Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit.

      The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of
Fund securities.

                                       29

      Preferred Shares. Although the Fund does not currently anticipate it will employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering., it may do so in the future upon the approval of the Board of Trustees. Any issued Preferred Shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities, was at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of the Preferred Shares. In addition, if the Fund issues Preferred Shares, the 1940 Act prohibits the declaration of any dividend (except a dividend payable in Common Shares of the
Fund) or distribution upon the Common Shares of the Fund, or the purchase of any such Common Shares, unless in every such case the Preferred Share class has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 200% (as described above)
after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect two Trustees at all times and, if dividends on Preferred Shares shall be unpaid in an amount equal to two full years' dividends on such Preferred Shares, to elect a majority of the Trustees. The Fund might also be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred
Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

EFFECTS OF LEVERAGE

      The following table is furnished in response to requirements of the SEC.
It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%,
0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

      As assumed in the table below, if the Fund's leverage through reverse repurchase agreements, dollar roll transactions and borrowings represent
approximately    % of the Fund's Managed Assets at an estimated combined annual
interest expense rate of    %, the return generated by the Fund's portfolio (net
of estimated expenses) must exceed    % in order to cover such costs related to
the Fund's reverse repurchase agreements, dollar roll transactions and borrowings. Of course, these numbers are merely estimates used for illustration.
Actual interest expense rates on the leverage will vary frequently and may be significantly higher or lower than the rate estimated above. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act.

      Assumed Portfolio Total Return (Net of Expenses)          (5)%       0%        5%      10%      (10)%
      Common Share Total Return                                  %         %         %        %        %

      Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying leverage costs) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the
Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

                                     RISKS

      Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and
Investment Risks" in the SAI.

GENERAL

      The value of the Fund's total net assets fluctuates in response to fluctuations in the value of the securities in which the Fund invests, and the
Fund could sustain losses. An investment in the Fund should only be made by investors who have sufficient capital to sustain the loss of their entire investment in the Fund. Discussed below are certain of the investments expected to be made by the Fund and the principal risks that the Advisor, Lead
Sub-Advisor and Portfolio Sub-Advisors believe are associated with those investments. These risks will, in turn, have an effect on the Fund.

                                       30

GENERAL ECONOMIC AND MARKET CONDITIONS

      The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in its suffering losses.

NO OPERATING HISTORY

      The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

INVESTMENT AND MARKET RISK

      An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares.
Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

MANAGEMENT RISK AND RELIANCE ON KEY PERSONNEL

      The Fund is subject to management risk because it is an actively managed portfolio. The Portfolio Sub-Advisors will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. A Portfolio Sub-Advisor's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the
Fund.

      In addition, implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor, Lead
Sub-Advisor and Portfolio Sub-Advisors, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

MULTI-MANAGER RISK

      The Fund's performance will be dependent upon the success of the Portfolio
Sub-Advisors in implementing the Fund's investment strategies in pursuit of its investment objective. In addition, to a significant extent, the Fund's performance will depend on the success of the Lead Sub-Advisor's methodology in allocating the Fund's assets to the Portfolio Sub-Advisors and its oversight of the Portfolio Sub-Advisors. The Portfolio Sub-Advisors may underperform the market generally or other sub-advisers that could have been selected for the
Fund. The Portfolio Sub-Advisors' investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Portfolio Sub-Advisor makes investment decisions independently, it is possible that one or more Portfolio Sub-Advisors may, at any time, take positions that may be opposite of positions taken by other Portfolio
Sub-Advisors. In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results. The Portfolio
Sub-Advisors also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, and higher broker commissions and other transaction costs. The trading costs and tax consequences associated with portfolio turnover may adversely affect the Fund's performance.

ASSET ALLOCATION RISK

      To the extent that the Lead Sub-Advisor's asset allocation among the
Portfolio Sub-Advisors fails to produce the intended result, the Fund's return may suffer. Additionally, the potentially active asset allocation style of the
Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

                                       31

CREDIT RISK

      Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. If an investment's issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund's income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly known as "high yield" securities or "junk bonds") and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.

      In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK

      Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Below investment grade securities are securities rated below "BBB-" by
S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by a Portfolio Sub-Advisor to be of comparable credit quality at the time of purchase. Below investment grade instruments are commonly referred to as "junk" or "high yield" securities and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

      Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. A Portfolio
Sub-Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the recent economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

UNRATED SECURITIES RISK

      Unrated securities (which are not rated by a rating agency) may be less liquid than comparable rated securities and involve the risk that the Lead
Sub-Advisor or Portfolio Sub-Advisors may not accurately evaluate the security's

                                       32

comparative credit rating and value. To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the creditworthiness analysis by the Lead Sub-Advisor or
Portfolio Sub-Advisors than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

INTEREST RATE RISK

      Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.
As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund's income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the
Fund's value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate, and has indicated that it may continue to do so.
Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

STRUCTURED CREDIT PRODUCTS RISK

      Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured credit products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.

      The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured credit product. Holders of structured credit products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured credit product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle's administrative and other expenses.

      Structured credit products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured credit products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured credit products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments;
(ii) the quality of the underlying investments may decline in value or default;
(iii) the possibility that the security may be subordinate to other classes of the issuer's securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

      Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.

      Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.

                                       33

MORTGAGE-BACKED SECURITIES RISK

      The Fund may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster-than-expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Fund may have entered into for these investments, resulting in a loss to the Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

      The Fund may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities, which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

      Credit and Market Risks of Mortgage-Backed Securities.

      Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the
U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Some issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities became subject to greater liquidity risk. These conditions may occur again. The values of mortgage-backed securities may change because of changes in the market's perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.

      Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. For example, the cash flows from the collateral held by the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or "first loss" tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. See "--Collateralized Debt
Obligations Risk" in this Prospectus.

      Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may

                                       34

be adversely affected by changes in governmental legislation or regulation.
Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool.

      The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increased in the last recession and potentially could begin to increase again. A decline in or flattening of housing values (as was experienced recently and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.
Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities could result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund. It is possible that such limited liquidity in secondary markets could return and worsen.

      Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. In past years, delinquencies and losses generally increased with respect to securitizations involving residential mortgage loans and potentially could begin increasing again as a result of a weakening housing market and the seasoning of securitized pools of mortgage loans. At times so called sub-prime mortgage pools were distressed and traded at significant discounts to their face value.

      Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with ARMs or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see "Adjustable Rate
Mortgages Risks" below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally.

      The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

      Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage
Association ("Ginnie Mae"), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of
Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae and Freddie Mac.
Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of
Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac.
The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

      Under the Federal Housing Finance Agency's "Single Security Initiative,"
Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed
Securities ("UMBS"), which would generally align the characteristics of Fannie
Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and
Freddie Mac began issuing UMBS in place of their offerings of "to be announced"-
eligible mortgage-backed securities. The long-term effect of the issuance of
UMBS on the market for mortgage-backed securities is uncertain.

                                       35

      Liquidity Risk of Mortgage-Backed Securities.

      The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.

      Commercial Mortgage-Backed Securities ("CMBS") Risks.

      CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

      Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities.

      Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

      Prepayment-Sensitive Mortgage-Backed Securities

      Prepayment-sensitive mortgage-backed securities are subject to a variety of risk factors, such as the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other risks. Generally, obligors tend to prepay their loans when prevailing interest rates fall below the interest rates on their loans. In general, "premium" securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and "discount" securities
(securities whose principal or par amounts exceed market values) are adversely affected by slower than anticipated prepayments. While prepayment-sensitive MBS managers will endeavor to hedge interest-rates exposure and real estate exposure, the correlation between core instruments and hedges may vary, impacting effectiveness of hedges. Separately, there are very limited options for hedging regulatory risks.

      Credit Sensitive Mortgage-Backed Securities

      The yields, spreads, prepayment and default rates, average life, responses to changes in interest rates, credit availability and other variables of Credit
Sensitive Mortgage Backed Securities are based upon a number of assumptions, such as prepayment, default and interest rates and changes in home prices, which may or may not be correct. These assumptions are usually derived from proprietary analytical models utilized by each respective Portfolio Sub-Advisor, and such models are inherently imperfect and subject to a number of risks, including risks that the underlying data used by the models is incorrect, inaccurate or incomplete. Certain models make use of discretionary settings or parameters which can have a material effect on the output of the model. Credit
Sensitive Mortgage Backed Securities markets have experienced periods of heightened volatility and reduced liquidity, and such conditions may re-occur.
As such, these investments are subject to the risks associated with mortgage-backed securities as well as credit spread risk, which is a risk that investors will require higher yield premiums for the risk of holding Credit
Sensitive Mortgage Backed Securities, as well as default and severity risk, or the risk that default rates will increase and the severity of the loss in the case of default will be amplified by a drop in property values.

                                       36

      Collateralized Mortgage Obligations (CMOs").

      CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, 2007, 2008 and 2009, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate m fovements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

      Adjustable Rate Mortgages ("ARMS") Risks.

      ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

      In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.

      Interest and Principal Only Securities Risks.

      Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or "PO" class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities.
If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.

      Inverse Floaters and Related Securities Risks.

      Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.
The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest
(typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.

      Credit Risk Transfer Securities Risks.

      Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in

                                       37

the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

      Mortgage-backed securities are a type of asset-backed security and therefore are also subject to the risks described below under
"Risks--Asset-Backed Securities Investment Risk."

ASSET-BACKED SECURITIES RISK

      Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government
(including those whose securities are neither guaranteed nor insured by the U.S.
government), foreign governments (or their agencies or instrumentalities) or non-governmental issuers. These securities include securities backed by pools of automobile loans, installment sales or installment loan contracts; home equity loans; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); receivables from credit card agreements; student loans; consumer loans; mobile home loans; boat loans; business and small business loans; project finance loans; airplane leases; and other non-mortgage-related income streams, such as income from renewable energy projects and franchise rights. The underlying pools of assets are securitized through the use of trusts and special purpose entities. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). Any of these loans may be of sub-prime quality or made to an obligor with a sub-prime credit history. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above. The risk of investing in asset-backed securities becomes increased when performance of the various sectors in which the assets underlying asset-backed securities are concentrated
(e.g., auto loans, student loans, sub-prime mortgages, credit card receivables, etc.) become more highly correlated.

      Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Such loans, including those made by alternative lending platforms, may be difficult to value, may have limited payment histories, and may be subject to significant changes in value over time as economic conditions change. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen. Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure, the quality of the underlying assets, the level of credit support, if any, and the credit quality of any credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities' credit support.
The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or nonperformance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.
In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

      The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance. In some circumstances, a servicer's or originator's mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.
In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

      Certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as "collateralized debt obligations" or

                                       38

"collateralized loan obligations"). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities and the volume of underlying obligations may make it impracticable to recover collateral for the abatement of losses. In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law.

      Asset-backed securities tend to increase in value less than traditional debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar risk of decline in market value during periods of rising interest rates. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations.

COLLATERALIZED DEBT OBLIGATIONS RISK

      The Fund may invest in CDOs, which include collateralized bond obligations, collateralized loan obligations and other similarly structured securities. A collateralized bond obligation is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A
CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from these trusts are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade.
Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust and the illiquidity of CBO or CLO securities.

      The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The
Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other
CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this
Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale and (iv) if the particular structured credit product is invested in a security in which the Fund is also invested, this would tend to increase the Fund's overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

      The risks associated with CDOs collateralized by TruPS include those risks typically associated with CDOs collateralized by debt securities and preferred securities, including the risk of default. TruPS are typically subordinated to other classes of debt of the bank or other financial institution. As a result, the risk of recovery in case of default is higher for these securities than senior debt securities. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. These securities are also subject to prepayment risk. Holders of TruPS generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for TruPS may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many TruPS are issued by trusts or other special purpose entities established by banks and financial institutions and are not a direct obligation of banks and other financial institutions.

COLLATERALIZED LOAN OBLIGATIONS RISKS

The Fund's investments in CLOs may be riskier and less transparent than direct investments in the underlying companies.

                                       39

      Generally, there may be less information available to the Advisor, the
Lead Sub-Advisor or Portfolio Sub-Advisors regarding the underlying debt investments held by CLOs than if the Fund had invested directly in the debt of the underlying companies. As a result, shareholders will not know the details of the underlying securities of the CLOs in which the Fund will invest. The Fund's
CLO investments are subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such
CLOs.

      CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans, net of all management fees and other expenses. Payments to the Fund as a holder of CLO junior securities are and will be made only after payments due on the senior secured notes, and, where appropriate, the junior secured notes, have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact the Fund's returns.

Changes in credit spreads may adversely affect the Fund's profitability and result in realized and unrealized depreciation on the Fund's investments.

      The performance of the Fund's CLO equity investments will depend, in a large part, upon the spread between the rate at which the CLO borrows funds and the rate at which it lends these funds. Any reduction of the spread between the rate at which the CLO invests and the rate at which it borrows may adversely affect the CLO equity investor's profitability. Additionally, changes in credit spreads could lead to refinancing (paying off the existing senior secured loan with the proceeds from a new loan) or repricing (reducing the interest rate on an existing senior secured loan) of the senior secured loans that make up a
CLO's portfolio, which would result in a decline in the yield to the CLO's equity investors and a corresponding loss on investment.

      Because CLO equity investors are paid the residual income after the CLO debt tranches receive contractual interest payments, a reduction in the weighted average spread of the senior secured loans underlying a CLO will reduce the income flowing to CLO equity investors. As a result, CLO investors will experience realized and unrealized depreciation in periods of prolonged spread compression. If these conditions continue, the CLO investors, such as the Fund, may lose some or all of their investment.

The Fund's CLO investments are exposed to leveraged credit risk.

      Generally, the Fund is in a subordinated position with respect to realized losses on the senior secured loans underlying the Fund's investments in CLOs.
The leveraged nature of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.

There is the potential for interruption and deferral of cash flow from CLO investments.

      If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on the Fund's CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact the Fund's returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

      The Fund is permitted to invest in foreign CLOs. Investing in foreign entities may expose the Fund to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, the Fund, and the CLOs in which the Fund invests, may have difficulty enforcing creditor's rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which the Fund invests may be foreign, which may create greater exposure for the Fund to foreign economic developments.

The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact the Fund's returns.

                                       40

      The Fund may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by the Fund. Payment of such additional fees could adversely impact the returns the Fund achieves.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans at equivalent rates may adversely affect the
Fund.

      There can be no assurance that for any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

The Fund's CLO investments are subject to prepayments and calls, increasing re-investment risk.

      The Fund's CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the value of the Fund. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond the control of the Lead Sub-Advisor or Portfolio Sub-Advisors and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

      Furthermore, the Fund's CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the
"non-call period").

      The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where the Fund does not hold the relevant percentage, the Fund will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

      Early prepayments and/or the exercise of a call option otherwise than at the Fund's request may also give rise to increased re-investment risk with respect to certain investments, as the Fund may realize excess cash earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund's net income and, consequently, could have an adverse impact on the Fund's ability to pay dividends.

The Fund has limited control of the administration and amendment of senior secured loans owned by the CLOs in which the Fund invests.

      The Fund will not able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO vehicle. In addition, the terms and conditions of the senior secured loans underlying the Fund's CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to the Fund's preferences.

The Fund has limited control of the administration and amendment of any CLO in which the Fund invests.

      The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which the Fund invests be modified, amended or waived in a manner contrary to the Fund's preferences.

Senior secured loans of CLOs may be sold and replaced resulting in a loss to the
Fund.

      The senior secured loans underlying the Fund's CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters

                                       41

may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

The Fund's financial results may be affected adversely if one or more of the
Fund's significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as expected.

      The Lead Sub-Advisor expects that a portion of the Fund's portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that the Fund will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such
CLOs. The Fund will generally have the right to receive payments only from the
CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and, therefore, the prices of the CLOs will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

      The investments the Fund makes in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, the Fund's investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.

      Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which the Fund invests.

Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

      The senior secured loans underlying the Fund's CLO investments typically are BB or B rated (non-investment grade) and in limited circumstances, unrated, senior secured loans. Non-investment grade securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

The Fund will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

      The Advisor, the Lead Sub-Advisor and the Portfolio Sub-Advisors are not
responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Fund holds as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, the
Advisor, the Lead Sub-Advisor and the Portfolio Sub-Advisors are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying the Fund's CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

The application of the risk retention rules under Section 941 of the Dodd-Frank
Act (defined below) to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for the Fund.

      Section 941 of the Wall Street Reform and Consumer Protection Act, or the
"Dodd-Frank Act," added a provision to the Exchange Act, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to

                                       42

retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

      The U.S. risk retention requirements imposed for CLO managers under
Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, this may create additional risks for the Fund in the future.

      On February 9, 2018, a panel of the United States Court of Appeals for the
District of Columbia Circuit ruled, which ruling is referred to herein as the
"D.C. Circuit Ruling," that the federal agencies exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. On April 5, 2018, the United States District Court for the
District of Columbia entered an order implementing the D.C. Circuit Ruling and thereby vacated the U.S. Risk Retention Rules insofar as they apply to CLO managers of "open market CLOs".

      As of the date of hereof, there has been no petition for writ of certiorari filed requesting the case to be heard by the United States Supreme
Court. Since there hasn't been a successful challenge to the D.C. Circuit Ruling and the United States District Court for the District of Columbia has issued the above described order implementing the D.C. Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the U.S. Risk
Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the "eligible vertical interest" or "eligible horizontal interest" they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise permitted by the U.S. risk retention rules. As a result of this decision, certain CLO managers of "open market CLOs" will no longer be required to comply with the U.S. risk retention rules solely because of their roles as managers of "open market CLOs", and there may be no "sponsor"
of such securitization transactions and no party may be required to acquire and retain an economic interest in the credit risk of the securitized assets of such transactions.

      There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by
CLO market participants will comply with the U.S. risk retention rules to the extent such rules are reinstated or otherwise become applicable to open market
CLOs. The ultimate impact of the U.S. risk retention rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the U.S. risk retention rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the U.S. risk retention rules and other factors.

RISKS RELATING TO INVESTING IN THE SUBORDINATED/EQUITY TRANCHE OF STRUCTURED
CREDIT PRODUCTS

      Up to all of the Fund's investments in structured credit products may be in the subordinated/equity tranches. Investments in the equity tranches of structured credit products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the structured credit product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a structured credit product will not be secured by the assets of the structured credit product or guaranteed by any party, and the Fund will rank behind all creditors of the structured credit product, including the holders of the secured notes issued by the structured credit product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches.
Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the structured credit product and may be subject to up to 100% loss. Structured credit products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

MEZZANINE INVESTMENTS RISK

      The Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of

                                       43

which may be secured. While the investments may benefit from the same or similar financial and other covenants as those applicable to the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company's assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a "fraudulent conveyance"; (ii)
the recovery as a "preference" of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called "lender liability" claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.

LOAN RISK

      Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy.
This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower's debt service).

      The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.

      In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund's NAV.

      Opportunities to invest in loans or certain types of loans, such as senior loans, may be limited. Alternative investments may provide lower yields and may, in a Portfolio Sub-Advisor's view, offer less attractive investment characteristics. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the Fund. There also may be fewer loans made or available that a Portfolio Sub-Advisor considers to be attractive investment opportunities, particularly during economic downturns. Also, lenders or agents may have an incentive to market only the least desirable loans to investors such as the Fund. If the market demand for loans increases, the availably of loans for purchase and the interest paid by borrowers may decrease.

      Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

      Loans and certain other forms of direct indebtedness may not be classified as "securities" under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.

      Additional risks of investments in loans may include:

      Agent/Intermediary Risk. If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund's receipt of principal and interest on the loan and the value of the Fund's loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund's rights

                                       44

and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund's interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.

      Equity Securities and Warrants Risk. The acquisition of equity securities may generally be incidental to the Fund's purchase of a loan. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. The Fund may acquire equity securities as part of an instrument combining a loan and equity securities of a borrower or its affiliates. The Fund also may acquire equity securities issued in exchange for a loan or in connection with the default and/or restructuring of a loan, including subordinated and unsecured loans, and high-yield securities.
Equity securities include common stocks, preferred stocks and securities convertible into common stock. Equity securities are subject to market risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

      High Leveraged Transactions Risk. The Fund may invest in loans made in connection with highly leveraged transactions, which are generally subject to greater credit and liquidity risks than other types of loans. Such loans may be issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. Loans issued in these situations may be used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures, which present greater risks for the holders of such loans as compared to loans of less leveraged issuers. Also, the market price of such loans may be more volatile. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

      Stressed, Distressed or Defaulted Borrowers Risk. The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower's loans or adversely affect the
Fund's rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

      o     Other creditors might convince the court to set aside a loan or the collateralization of the loan as a "fraudulent conveyance" or
            "preferential transfer." In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

      o     A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

      o     The court might discharge the amount of the loan that exceeds the value of the collateral.

      o     The court could subordinate the Fund's rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the
            Fund's investment.

      Limited Information Risk. Because there may be limited public or other information available regarding loan investments, the Fund's investments in such instruments may be particularly dependent on the analytical abilities of the
Fund's portfolio managers.

      Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement). Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund's NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.

      Certain loans may permit the borrower to change the base lending rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.

                                       45

      On July 27, 2017, the head of the United Kingdom's Financial Conduct
Authority announced a desire to phase out the use of LIBOR by the end of 2021.
There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see "--LIBOR Risk" below for more information.

      Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan.
If a lender accelerates the repayment of a loan because of the borrower's violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

      Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be "covenant-lite." Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower's financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.

      Settlement Risk. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments until potentially a substantial period after the sale of the loans.

      Inadequate Collateral or Guarantees Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. This risk is increased if the Fund's loans are secured by a single asset. There can be no guarantee that the collateral can be liquidated and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. The Fund generally will need to rely on the efforts of the originating lenders, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect. To the extent that the loan obligations in which the Fund invests are guaranteed by a third party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower default on its payments. The Fund could suffer delays or limitations on its ability to realize the benefits of the collateral to the extent the borrower becomes bankrupt or insolvent. Moreover, the Fund's security interests may be unperfected for a variety of reasons, including the failure to make a required filing by the servicer and, as a result, the Fund may not have priority over other creditors as it expected.

      Unsecured Loans Risk. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinated and unsecured loans share the same risks as other below investment grade securities.

      Servicer Risk. The Fund's direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund's investments.

      Other Legal Risks. Recent case law has cast doubt on the ability of a purchaser of a loan, such as the Fund, to charge the same rate of interest as an originating entity after the loan has been sold by the originating entity. In
2015, the U.S. Court of Appeals for the Second Circuit issued a significant decision that interpreted the scope of federal preemption under the National
Bank Act (the "NBA") and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including, potentially, the Fund. At a minimum, non-bank assignees/purchasers of bank loans

                                       46

may face uncertainty regarding their ability to rely upon federal preemption of state usury laws in those three states; in addition, a number of market participants, including, potentially, the Fund purchase loans from state-chartered banks promptly after origination and may seek to rely upon federal preemption to exempt the loans from state usury caps. The decision, although directly ruling on purchasers of national bank loans, could be applied by courts considering the scope of federal preemption under the Depository
Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks)
with respect to loans originated by state-chartered banks.

      The Second Circuit's decision appears to be contrary to other federal circuit court decisions and inconsistent with longstanding commercial practice.
Although the decision was appealed to the U.S. Supreme Court, the Court declined to consider it, leaving in place the Second Circuit's ruling. In February 2017, in further action following remand from the Second Circuit, the U.S. District
Court ruled that the choice of law provision, which selected Delaware rather than New York law, would not be enforced and that New York law should be applied for determining the applicable usury ceiling. The impact of the case is uncertain because the case ultimately settled in early 2019 without further action, and the Supreme Court could ultimately disagree with the ruling in a different case. In addition, the holding could be overturned, distinguished or otherwise limited by the subsequent litigation on similar issues in other cases in the Second Circuit. If the decision in this case were applied to lending activity more broadly, it is possible that certain loans made to borrowers in
Connecticut, New York and Vermont by originating banks at interest rates in excess of the local usury ceiling could be in jeopardy if the ruling in this case is applied to them. As a result, if the Fund purchases or holds such loans
(directly or indirectly) and litigation is brought to challenge their enforceability on similar grounds as this case, the Fund could suffer significant losses. Moreover, if the ruling in this case is applied in other jurisdictions, the enforceability of loans made through originating banks at interest rates in excess of a local usury ceiling may also be in jeopardy and the Fund could suffer losses if it purchases or holds such loans.

      Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals.
The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which the Fund may invest and it may be difficult for a servicer to pursue non-U.S. borrowers.
In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the
Fund. Loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

      The Fund's exposure to loans of foreign borrowers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund's exposure to loans to foreign borrowers. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

      Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower's obligation to repay that loan could be reduced or eliminated or the Fund's recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

      Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state
Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies' financial results.
To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

                                       47

      The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of an assignment or a participation. In an assignment, the
Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution's rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of an assignment or a participation, the value of the Fund's loan investment will depend at least in part on the credit standing of the assigning or participating institution. The Fund will in certain cases be required to rely upon the intermediary from which it purchases an assignment or participation interest to collect and pass on to the Fund such payments and to enforce the Fund's rights. As a result, an insolvency, bankruptcy or reorganization of the intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund's interest in the loan.

SENIOR LOAN RISK

      In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

      The Fund's investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory,
(2) tangible fixed assets, such as real property, buildings and equipment, (3)
intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the
Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund's access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.

      If a borrower defaults on a collateralized senior loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower's obligation under the senior loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Portfolio
Sub-Advisor determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

      Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.

DIRECT LOAN RISK

      The Fund may invest in loans originated by alternative lenders (i.e., non-bank loans). The Fund's investments in loans are subject to credit risk
(i.e., the ability of borrowers to make principal and interest payments) and are subject to the risk that such borrowers may decide to prepay all or a portion of the remaining principal balance due under a borrower loan. If a borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that it may have otherwise expected to receive on the loan.
The risks of investments in loans are in part driven by unique social and economic factors. For instance, borrowers' ability to repay loans may be affected by changes in interest rates, unemployment levels, upward adjustments in monthly mortgage payments, the rate of inflation and consumer perceptions of economic conditions generally. Consumer loans also tend to be affected by consumer confidence and disposable income.

                                       48

      Indebtedness of borrowers whose creditworthiness is poor involves substantial risks, and may be highly speculative. Borrowers may seek protection under federal bankruptcy law or similar laws. A loan is often administered by a financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the Fund has direct recourse against the borrower, under the terms of the loan or other indebtedness the Fund may have to rely on the agent to pursue appropriate credit remedies against a borrower.

      If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. A lender may attempt to obtain relief from a bankruptcy stay from the bankruptcy court, but doing so may take several months
(if relief is granted at all) and may cause the lender to incur significant legal fees and costs. Furthermore, bankruptcy courts have broad powers to permit the sale of any real property free of any lien that a lender may have, to compel the lender to accept an amount less than the balance due under a loan and to permit the borrower to repay the loan over a term which may be substantially longer than the original term of the loan.

      The interest rates on certain loans reset frequently, and such loans are therefore subject to interest rate risk. Most loans are not traded on any national securities exchange. Loans generally have less liquidity than investment grade bonds and there may be less public information available about them.

      Some of the loans in which the Fund may invest may be interest-only loans providing for relatively small monthly payments with a large "balloon" payment of principal due at the end of the term. Borrowers may be unable to repay such balloon payments out of their own funds and will be compelled to refinance or sell their property. Fluctuations in real estate values, interest rates and the unavailability of mortgage funds could adversely affect the ability of borrowers to refinance their loans at maturity or successfully sell the property for enough money to pay off the corresponding loan.

      The Fund's investments in loans include both secured and unsecured loans made by banks and other financial institutions to corporate customers. Senior loans typically hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment grade by the rating agencies.
Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial portion of its value prior to a default. Some senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

      Large loans to corporations or governments may be shared or syndicated among several lenders, usually (but often not limited to) banks. The Fund may participate in the primary syndicate for a loan and may purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The Fund also may acquire a participation interest in another lender's portion of the loan. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. When investing in a loan participation, the Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that the Fund could be held liable as a co-lender. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the
Fund in certain circumstances.

      In addition to investing in senior secured loans, the Fund may invest in other loans, such as second lien loans and other secured loans, as well as unsecured loans. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and lower-rated debt securities. However, such loans may rank lower in right of payment than senior secured loans, and are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Second lien loans and other secured loans are expected to have greater price volatility than more senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower-ranking loans, which would create greater credit risk exposure. Each of these risks may be increased in the case of unsecured loans, which are not backed by a security interest in any specific collateral.

      The Fund may enter into regulatory capital relief trades with banks and other financial institutions. Under these transactions, a third-party investor
(e.g., the Fund), agrees to absorb losses on part of the bank's loan portfolio in exchange for a fee. The fee is negotiated based on the level of perceived credit protection the bank is receiving relative to the level of risk the investor is undertaking as a result of the transaction. In exchange for transferring the credit risk of these assets away from the bank's balance sheet, the bank receives capital relief from regulatory requirements without having to, for instance, sell assets. These trades allow the bank to reduce how much capital it must hold against such assets. Under any such trades into which the
Fund enters, the Fund will be exposed to the credit risk of the underlying portfolio, and if the loans in the portfolio default -- which may be more likely

                                       49

if there is a general deterioration in credit markets -- the will make payments to the bank to cover the losses. There may be a risk that the international regulatory framework for banks (known as 'Basel III') of the Bank for
International Settlements, when fully implemented, may discourage such regulatory capital relief trades and might force banks to unwind any existing transactions on all but the riskiest portfolios.

SECOND LIEN LOAN RISK

      A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower's obligation under the interest.
Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the Borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
However, second lien loans often pay interest at higher rates than first lien loans reflecting such additional risks.

      Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on.
Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower's capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than first lien loans, since cash flow of the Borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to higher priority secured obligations of the Borrower. Second lien loans also share the same risks of other below investment grade debt instruments. See "--Credit and Below Investment Grade Securities Risk."

LOAN PARTICIPATION RISK

      The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the
Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

OTHER RISKS ASSOCIATED WITH LOANS

      Many Senior Loans, second lien loans and other loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, the amount of public information available with respect to loans generally may be less extensive than that available for registered or exchange listed securities. As a result, the
Fund is particularly dependent on the analytical abilities of the Portfolio
Sub-Advisors with respect to investments in such loans. The Portfolio
Sub-Advisors' judgment about the credit quality of a Borrower may be wrong.
Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the
Fund's NAV to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's NAV. During periods of limited supply and liquidity of loans, the Fund's yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain loans and other securities or market conditions that reduce liquidity) can reduce the value of loans and other debt obligations, impairing the Fund's NAV.

LENDER LIABILITY RISK

      A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a

                                       50

similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

      In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of the borrower, a court may elect to subordinate the claim of the offending lender to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because affiliates of, or persons related to, the Advisor may hold equity or other interests in obligors of the
Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

"COVENANT-LITE" LOANS RISK.

      Some of the loans in which the Fund may invest or get exposure to through its investments in CDOs or other types of structured securities may be
"covenant-lite" loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience delays in enforcing its rights on its holdings of covenant-lite loans. As a result of these risks, the Fund's exposure to losses may be increased, which could result in an adverse impact on the Fund's net income and NAV.

DEBT SECURITIES RISK

      In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

      o     Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

      o     Extension Risk--This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

      o     Liquidity Risk--Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.

      o     Spread Risk--Wider credit spreads and decreasing market values typically represent a deterioration of the debt security's credit soundness and a perceived greater likelihood or risk of default by the issuer.

      o     Limited Voting Rights--Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

      o     Prepayment/Reinvestment Risk--Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund's higher yielding securities will be pre-paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund's yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans,
            mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility.
            Interest-only and principal only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund's portfolio may decline when

                                       51

            the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations.
            A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

      The Fund's investments in debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate among other things. The market value of a debt security may be affected by the credit rating of the issuer, the issuer's performance, perceptions of the issuer in the market place, management performance, financial leverage and reduced demand for the issuer's goods and services. There is a risk that the issuers of the debt securities in which the
Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CORPORATE DEBT RISK

      The market value of corporate debt generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate debt is generally more sensitive to changes in interest rates than is the market value of shorter term corporate debt. The market value of corporate debt also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument. Corporate debt rated below investment grade quality is often high risk and has speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate Debt of below investment grade quality is subject to the risks described herein under "Risks--Credit and Below
Investment Grade Securities Risk."

PREFERRED SECURITIES RISK

      In addition to many of the risks associated with both debt securities
(e.g., interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for an extended period.
Preferred securities also may contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities)
or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred stock in some instances is convertible into common shares or other securities. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

      Preferred securities typically do not provide any voting rights, except in cases in which dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.

REAL ESTATE INVESTMENT TRUSTS AND REAL ESTATE RISK

      The Fund may invest in pooled real estate investment funds commonly referred to as REITs and other real estate-related investments such as securities of companies principally engaged in the real estate industry. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs' operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.
Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT's manager and the manager's inability to manage cash flows generated by the REIT's assets, prepayments and defaults by borrowers, self-liquidation and adverse changes in the tax laws. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

                                       52

      In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate-related investments also may be affected by changes in interest rates, macroeconomic developments and social and economic trends. For instance, during periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

BUSINESS DEVELOPMENT COMPANIES RISK

      Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk and speculative investing. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising.
As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.

      Investments in BDCs are also subject to the risk that the management team will be unable to meet the BDC's investment objective or manage the BDC's portfolio when the underlying securities are redeemed or sold, particularly during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. Common shares of BDCs are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

      BDCs may utilize leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income may fall if the interest rate on any borrowings rises.

      Instability in the financial markets or deterioration in credit and financing conditions could have material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or could otherwise increase the costs of such capital and/or result in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such
BDCs.

      The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs, in addition to the expenses paid by the Fund. BDCs generally charge a management fee of up to % and up to a % incentive fee on income and/or capital gains.

RISKS OF INVESTING IN ETFS

      ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE Arca, Cboe BZX, and NASDAQ) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF's shares are priced continuously and trade throughout the day.
ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed.
An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in the Fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF's investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the
Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF's shares may not develop or be maintained. Also, the Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the
ETF is listed. Further, trading in an ETF may be halted if the trading in one or

                                       53

more of the securities held by an ETF is halted. The Fund may pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

LEVERAGE RISK

      Any senior securities issued by the Fund will have seniority over the
Common Shares and may be secured by the assets of the Fund. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Leverage involves risks and special considerations for Common
Shareholders including:

      o     the likelihood of greater volatility of NAV and market price of the
            Common Shares than a comparable portfolio without leverage;

      o     the risk that fluctuations in interest rates on borrowings and other associated costs of leverage will reduce the return to the Common
            Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o     the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the
            Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o     when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor, the Lead Sub-Advisor and the
            Portfolio Sub-Advisors will be higher than if the Fund did not use leverage.

      There is no assurance that a leveraging strategy will be successful. The
Fund may continue to use leverage if the benefits to the Fund's Common
Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

      The funds borrowed pursuant to a leverage borrowing program (such as a credit line), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, or purchase
Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on
Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders may have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the
Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. See "Use of Leverage."

      The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act.

      While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common
Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

REVERSE REPURCHASE AGREEMENT RISK

      Reverse repurchase agreements are speculative techniques involving leverage. See "--Leverage Risk." Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Reverse repurchase

                                       54

agreements involve the risk that the buyer of the securities sold might be unable to deliver them when the Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, the Fund may be delayed or prevented from recovering the security that it sold. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

      Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or "roll"
a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Unless the Fund covers its positions in reverse repurchase agreements, its obligations under the agreements will be subject to the Fund's limitations on borrowings. See "Use of Leverage."

DOLLAR ROLL TRANSACTIONS RISK

      The use of dollar rolls is a speculative technique involving leverage. See
"--Leverage Risk." Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the dealer to which the
Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the ability of the Advisor, the Lead Sub-Advisor or a Portfolio
Sub-Advisor to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

NON-U.S. SECURITIES RISK

      The Fund may invest a portion of its assets in securities of non-U.S.
issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv)
the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of
non-U.S. currency exchanges or otherwise; and (vii) withholding and other
non-U.S. taxes may decrease the Fund's return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

FOREIGN CURRENCY RISK

      Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded and/or value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International
Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

      The Fund may use derivatives to acquire positions in currencies the values to which the Fund is exposed through its investments. This presents the risk that the Fund could lose money on its exposure to a particular currency and also lose money on the derivative. The Fund also may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. As a result, the Fund's currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.

LIQUIDITY RISK

      Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the
Fund's investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing positions.
When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell an investment at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund's performance and may cause the Fund to hold an investment longer than a Portfolio
Sub-Advisor would otherwise determine. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the
Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course

                                       55

of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's NAV. In addition, if the Fund sells investments with extended settlement times (e.g., certain kinds of loans (see--"Loan Risk")), the settlement proceeds from the sales will not be available to the Fund for a substantial period of time. The Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect the Fund's performance. If another fund or investment pool in which the Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock-up periods implemented by private funds, the Fund will typically be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions
(e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund's assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments.
It may be more difficult for the Fund to determine a fair value of an illiquid investment than those of more liquid comparable investments. Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to "make markets," are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

LIBOR RISK

      The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank
Offered Rate, or "LIBOR." LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies.
LIBOR may be a significant factor in determining the Fund's payment obligations under a derivative investment, the cost of financing to the Fund or an investment's value or return to the Fund, and may be used in other ways that affect the Fund's investment performance. In July 2017, the Financial Conduct
Authority, the United Kingdom's financial regulatory body, announced that after
2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where
LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund.
Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund's performance or NAV.

DURATION RISK

      Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields).
Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security's coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity

CREDIT RATING AGENCY RISK

      Credit ratings are determined by credit rating agencies such as S&P,
Moody's and Fitch, and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit

                                       56

ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

DEFAULTED AND DISTRESSED SECURITIES RISK

      The Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings but later become so.
Moreover, the Fund may invest to a limited extent in securities rated "CCC+" or
"Caa1" or lower, or unrated but judged by a Portfolio Sub-Advisor to be of comparable quality. Some or many of these low-rated securities, although not in default, may be "distressed," meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.

      The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment on defaulted or distressed securities. The
Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the defaulted or distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to defaulted or distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of defaulted or distressed securities, the Fund may be restricted from disposing of such securities.

RISKS OF INVESTING IN DERIVATIVE TRANSACTIONS

      Investing in Derivative Transactions has risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction;
and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Lead
Sub-Advisor or Portfolio Sub-Advisor(s), as applicable, to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the
Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

      The derivative instruments and techniques that the Fund may use include:

      Futures and Options on Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.
Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium.

      Foreign Currency Forward Contracts and Options. The Fund may use foreign currency forward contracts and options to hedge the risks that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund's exposure to foreign currencies that the Advisor, Lead Sub-Advisor or Portfolio
Sub-Advisors, believe may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another.

                                       57

      Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

      Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments.
The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as
"credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation.
If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund's assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will "cover" its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Fund is the writer, or seller, of a swap agreement, the segregated amount will be equal to the full, un-netted amount of the Fund's contractual obligation (the "notional amount").

LIMITED TERM AND ELIGIBLE TENDER OFFER RISK

      The Fund is scheduled to terminate on or about the Termination Date
(unless it is converted to a perpetual fund). THE FUND IS NOT A SO CALLED
"TARGET DATE" OR "LIFE CYCLE" FUND WHOSE ASSET ALLOCATION BECOMES MORE
CONSERVATIVE OVER TIME AS ITS TARGET DATE, OFTEN ASSOCIATED WITH RETIREMENT,
APPROACHES. IN ADDITION, THE FUND IS NOT A "TARGET TERM" FUND WHOSE INVESTMENT
OBJECTIVE IS TO RETURN ITS ORIGINAL NAV ON THE TERMINATION DATE. THE FUND'S
INVESTMENT OBJECTIVES AND POLICIES ARE NOT DESIGNED TO SEEK TO RETURN TO
INVESTORS THAT PURCHASE COMMON SHARES IN THIS OFFERING THEIR INITIAL INVESTMENT
OF $20.00 PER COMMON SHARE ON THE TERMINATION DATE OR IN AN ELIGIBLE TENDER
OFFER, AND SUCH INVESTORS AND INVESTORS THAT PURCHASE COMMON SHARES AFTER THE
COMPLETION OF THIS OFFERING MAY RECEIVE MORE OR LESS THAN THEIR ORIGINAL
INVESTMENT UPON TERMINATION OR IN AN ELIGIBLE TENDER OFFER.

      The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund's net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender
Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund's net assets equaling or totaling greater than the Termination Threshold, the Board of
Trustees may eliminate the limited term structure of the Fund upon the affirmative vote of a majority of the Board of Trustees and without a vote of
Common Shareholders. Thereafter, the Fund will have a perpetual existence. The
Fund is not required to conduct additional tender offers following an Eligible
Tender Offer and conversion to a perpetual structure. Therefore, remaining
Common Shareholders may not have another opportunity to participate in a tender offer or exchange their Common Shares for the then-existing NAV per Common
Share. Common Shares of closed-end management investment companies frequently trade at a discount from their NAV and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See "--Market
Discount from Net Asset Value Risk." The Advisor and Lead Sub-Advisor may have a conflict of interest in recommending to the Board of Trustees that the limited term structure be eliminated and the Fund have a perpetual existence.

      In order to pay for Common Shares to be purchased in an Eligible Tender
Offer or to liquidate the portfolio in connection with the Fund's termination, the Fund will be required to sell its assets. As a result, the Fund may be

                                       58

required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

      Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objectives. The Fund's portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender
Offer or the Termination Date. During such period(s), it is possible that the
Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund's ability to achieve its investment objectives and adversely impact the Fund's performance and distributions to Common
Shareholders, which may in turn adversely impact the market value of the Common
Shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund's distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Termination Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Termination Date.

      If the Fund's tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund's purchase of tendered Common Shares pursuant to a tender offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering
Common Shareholders. The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund's total assets resulting from payment for the tendered
Common Shares. A reduction in net assets, and the corresponding increase in the
Fund's expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund to trade at a wider discount to NAV than it otherwise would. Such reduction in the Fund's total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund's investment performance. Moreover, the resulting reduction in the number of outstanding Common Shares could cause the Common Shares to become thinly traded or otherwise adversely impact the secondary market trading of such shares. Furthermore, the portfolio of the Fund following an Eligible
Tender Offer could be significantly different and, therefore, Common
Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an
Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

      In connection with its termination, the Fund may distribute the proceeds from the disposition of portfolio securities in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists, securities trading at depressed prices, if any, and assets recovered following termination may be placed in a liquidating trust. Common
Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

INFLATION/DEFLATION RISK

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Common
Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

                                       59

NEW TYPES OF SECURITIES RISK

      From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this prospectus. The Fund reserves the right to invest in these securities if a
Portfolio Sub-Advisor believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund's investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

MARKET DISCOUNT FROM NET ASSET VALUE RISK

      Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period of time following completion of this offering. The NAV of the Common Shares will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the
Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the
Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the
Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether or when the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

CREDIT CRISIS LIQUIDITY AND VOLATILITY RISK

      Although vastly improved when compared to the depths of the financial crisis, the markets for credit instruments, including Senior Loans and fixed income securities, could from time to time experience periods of extreme illiquidity and volatility. There can be no assurance that conditions such as those prevalent during the credit crisis will not occur in the future. During this period, liquidity in the Senior Loan and corporate fixed income securities market (the ability to buy and sell bonds readily) was significantly reduced.
General market uncertainty and consequent repricing risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities, including Senior Loans, corporate fixed income securities and asset-backed securities. In addition, several major dealers of corporate fixed income securities exited the market via acquisition or bankruptcy during this period. These conditions resulted in, and in certain cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain debt securities remaining illiquid and of uncertain value. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Fund's Common Shares. These market conditions may make valuation of some of the Fund's Senior Loan and other securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund's holdings.
During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market.

      During periods of extreme illiquidity and volatility in the credit markets, issuers of Senior Loans or fixed income securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of Senior Loans, to finance their operations, may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV.
Deterioration of current market conditions could adversely impact the Fund's portfolio and may limit the effectiveness of existing market models. See
"--Government Intervention in Financial Markets Risk."

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS RISK

      The instability in the financial markets in the recent past led the U.S.
government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable and on an "emergency"
basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in

                                       60

itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives.

RECENT MARKET CIRCUMSTANCES

      The financial crisis which affected the U.S. and global economies in the recent past, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Regulatory changes, including the
Dodd-Frank Act and the introduction of new international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (known as
"Basel III"), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

      Since 2010, the risks of investing in foreign securities have increased dramatically as a result of the ongoing European debt crisis, which began in
Greece and has spread to varying degrees throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

      Global economies and financial markets are also becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, in a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the European Union ("EU"), creating economic and political uncertainty in its wake. The country's departure from the EU (known as "Brexit")
sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide.

      The precise details and the resulting impact of Brexit are not yet known.
The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa.
The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

      A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named "SARS-CoV-2" (sometimes referred to as the
"corona virus" and abbreviated as "COVID-19") has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact may be short term or may last for an extended period of time.

      The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

MARKET DISRUPTION AND GEOPOLITICAL RISK

      Various market risks can affect the price or liquidity of an issuer's securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).
During periods of severe market stress, it is possible that the market for certain investments held by the Fund, such as loans, may become highly illiquid.
In such an event, the Fund may find it difficult to sell the investments it holds, and, for those investments it is able to sell in such circumstances, the sale price may be significantly lower than, and the trade settlement period may be longer than, anticipated.

      Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

                                       61

      The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps in the past to support financial markets. For example, during the last decade, governmental financial regulators, including the U.S. Federal Reserve, took steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Advisor, Lead Sub-Advisor or Portfolio Sub-Advisors are
regulated. Such legislation, regulation, or other government action could limit or preclude the Fund's ability to achieve its investment objective and affect the Fund's performance.

      Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries.

SHAREHOLDER ACTIVISM RISK

      Shareholder activism, which could take many forms, including making public demands that the Fund consider certain strategic alternatives, engaging in public campaigns to attempt to influence the Fund's governance and/or management, and commencing proxy contests to attempt to elect the activists'
representatives or others to the Fund's Board of Trustees or seeking a tender offer or liquidation of the Fund. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund's stock price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism.
Shareholder activism could result in substantial costs and divert management's and the Fund's Board's attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund's stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term shareholders.

VALUATION RISK

      When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See
"Net Asset Value." Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

PORTFOLIO TURNOVER RISK

      The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may exceed % under normal circumstances. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common
Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's expenses as well as current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. See "Federal Tax Matters."

POTENTIAL CONFLICTS OF INTEREST RISK

      The Advisor, Lead Sub-Advisor, Portfolio Sub-Advisors and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, the Advisor, Lead Sub-Advisor and Portfolio Sub-Advisors advise other investment funds or accounts with the same or substantially similar investment objective(s) and strategies as the Fund. As a result, the Advisor,
Lead Sub-Advisor, Portfolio Sub-Advisors and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund.
The Advisor, Lead Sub-Advisor, Portfolio Sub-Advisors and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar

                                       62

transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security.
In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the
Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

      To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts managed by the Advisor, Lead Sub-Advisor or Portfolio
Sub-Advisor, as applicable (such person, the "Applicable Advisor"), the
Applicable Advisor may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account.
This may include, but is not limited to, an account investing in a different security of an issuer's capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Applicable Advisor, accounts in which the Applicable Advisor has an interest, or accounts which pay the Applicable Advisor higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Applicable
Advisor, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Applicable Advisor, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

      In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Applicable Advisor believes it would be in the Fund's best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Applicable Advisor believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Applicable Advisor considers to be at risk of default and restructuring or work-outs with debt holders, which may include the
Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Applicable Advisor may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Applicable Advisor's then-current allocation policy and any applicable exemptions.

      In certain circumstances, the Applicable Advisor may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Applicable Advisor or an affiliate of the Applicable Advisor. In other circumstances, the Applicable Advisor will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Applicable Advisor from transacting in a security or instrument. These restrictions may adversely impact the Fund's performance.

      The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Advisor which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, the Advisor, Lead Sub-Advisor and Portfolio Sub-Advisors or their affiliates may provide more services to some types of funds and accounts than others.

      There is no guarantee that the policies and procedures adopted by the
Advisor, Lead Sub-Advisor, Portfolio Sub-Advisors and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Advisor, Lead Sub-Advisor or
Portfolio Sub-Advisors may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" in the
SAI.

      In addition, while the Fund is using leverage, the amount of the fees paid to the Advisor and Lead Sub-Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and Lead Sub-Advisor have a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and Lead Sub-Advisor on the one hand and the Common
Shareholders of the Fund on the other.

                                       63

NON-DIVERSIFICATION RISK

      Because the Fund is a "non-diversified" investment company for purposes of the 1940 Act, the limitations under the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer do not apply.
Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund's investments may affect the Fund's value more than if the Fund were a diversified fund. Some of the issuers in which the Fund invests also may present substantial credit or other risks. The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such diversification standards. However, the diversification rules under Subchapter M of the Internal Revenue Code of 1986, as amended, do apply.

TAX RISKS

      The Fund intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the
Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the
Fund's overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund's income would be subject to a double level of U.S. federal income tax. The Fund's income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the
Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. Although the Fund currently intends to distribute sufficient amounts to qualify for treatment as a RIC, it will be subject to U.S. federal excise taxes and U.S. federal corporate income taxes to the extent it sets aside and retains in its net assets (and therefore its NAV) a portion of its net investment income in pursuit of its objective of returning Original NAV. See "Federal Tax Matters."

ANTI-TAKEOVER PROVISIONS

      The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See
"Certain Provisions in the Declaration of Trust and By-Laws."

TEMPORARY DEFENSIVE STRATEGIES RISK

      When the Lead Sub-Advisor anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its Managed Assets in cash or cash equivalents or accept lower current income from short-term investments rather than investing in high-yielding long-term securities. In such a case,
Common Shareholders of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

TECHNOLOGY RISK

      As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

CYBER SECURITY RISK

      The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of
Fund shareholders to transact business and the Fund to process transactions;
inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which

                                       64

the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

      The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Fund's Common
Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the
Fund's Common Shares are trading at a premium, the Fund may also issue Common
Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for
Common Shares.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      General oversight of the duties performed by the Advisor, the Lead
Sub-Advisor and the Portfolio Sub-Advisors is the responsibility of the Board of
Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the
Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois
60187, is the investment adviser to the Fund. First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $ billion in assets which it managed or supervised as of .

      First Trust Advisors L.P. is responsible for supervising the Lead
Sub-Advisor and the Portfolio Sub-Advisors, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.
First Trust, in consultation with the Lead Sub-Advisor, will also be responsible for determining the Fund's overall investment strategy and overseeing its implementation.

      First Trust Advisors L.P. is an Illinois limited partnership formed in
1991 and an investment adviser registered with the SEC under the Advisers Act.
First Trust Advisors L.P. is a limited partnership with one limited partner,
Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The
Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace
Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger
Corporation is an Illinois corporation controlled by James A. Bowen, Chief
Executive Officer of the Advisor. First Trust Advisors L.P. is controlled by
Grace Partners and The Charger Corporation.

LEAD SUB-ADVISOR

      SkyBridge Capital II, LLC ("SkyBridge" or the "Lead Sub-Advisor") is a
limited liability company formed under the laws of the State of Delaware and is registered as an investment adviser under the Advisers Act. SkyBridge will be the Fund's sub-adviser and will be responsible for allocating management of the
Fund's assets to the Portfolio Sub-Advisors and their respective investment strategies.

PORTFOLIO SUB-ADVISORS

      The following Portfolio Sub-Advisors, along with the Lead Sub-Advisor, will be responsible for the day-to-day management of the Fund's Managed Assets:

      For additional information about the Advisor, the Lead Sub-Advisor and the
Portfolio Sub-Advisors, including a description of the services provided and additional information about the Fund's portfolio managers, including portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Investment Advisor, Lead
Sub-Advisor and Portfolio Sub-Advisors" in the SAI.

                                       65

INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

      Pursuant to an investment management agreement between the Advisor and the
Fund, the Fund has agreed to pay a fee for the services and facilities provided
by the Advisor at the annual rate of    % of Managed Assets.

      For purposes of calculating the management fee, the Fund's "Managed
Assets" means the average daily gross asset value of the Fund (which includes assets attributable to any reverse repurchase agreements, dollar roll transactions, or similar transactions, the principal amount of any borrowings outstanding, and the Fund's Preferred Shares, if any) minus the sum of the
Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions, or similar transactions, and the principal amount of any borrowings of money incurred, including commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares would not be treated as a liability.

      In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

      The Fund has entered into a lead sub-advisory agreement with the Advisor and the Lead Sub-Advisor, and investment sub-sub-advisory agreements with .

      Because the fee paid to the Advisor, the Lead Sub-Advisor and the
Portfolio Sub-Advisors will be calculated on the basis of the Fund's Managed
Assets, which include the proceeds of leverage, the dollar amount of their fees will be higher (and the Advisor, the Lead Sub-Advisor and the Portfolio
Sub-Advisors will be benefited to that extent) when leverage is utilized. In
this regard, if the Fund uses leverage in the amount equal to    % of the Fund's
Managed Assets (after the issuance of leverage), the Fund's management fee would
be    % of net assets attributable to Common Shares.

      A discussion regarding the basis for approval by the Board of Trustees of the Fund's Investment Management Agreement with the Advisor and the Sub-Advisory
Agreements with the Lead Sub-Advisor and the Portfolio Sub-Advisors will be
available in the Fund's       Report to Shareholders for the period ended .

                                NET ASSET VALUE

      The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m.
New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed
Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

      The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Advisor anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

      The senior loans in which the Fund may invest are not listed on any securities exchange or board of trade. Senior loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market-makers exist. Some senior loans have few or no trades, or trade infrequently, and information regarding a specific senior loan may not be widely available or may be incomplete.

      Accordingly, determinations of the market value of senior loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of senior loans held by the Fund than for other types of assets held by the Fund. For further information, see "Risks--Credit Crisis Liquidity and
Volatility Risk" and "Risks--Senior Loan Risk."

      Typically, senior loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular senior loan (which is the case for most, if not all, unlisted investments) or such valuation is deemed unreliable, the Fund may value such senior loan at a fair value as determined in good faith under procedures established by the Board of Trustees, and in accordance with the provisions of the 1940 Act.

                                       66

      Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees or a committee of the Board of Trustees or a designee of the Board of Trustees. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

      o     the fundamental business data relating to the issuer;
      o     an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;
      o     the type, size and cost of the security;
      o     the financial statements of the issuer;
      o     the credit quality and cash flow of the issuer, based on the
            Advisor's or external analysis;
      o     the information as to any transactions in or offers for the security;
      o     the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
      o     the coupon payments;
      o     the quality, value and saleability of collateral, if any, securing the security;
      o     the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
      o     the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and
      o     other relevant factors.

      Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.
Valuation of short-term cash equivalent investments will be at amortized cost.

                                 DISTRIBUTIONS

      The Fund intends to distribute quarterly all or a portion of its net investment income to Common Shareholders (after the payment of interest and/or dividends in connection with leverage). In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually. The Fund's initial quarterly
distribution is expected to be declared approximately     to     days after the
completion of this offering and paid approximately     to     days after the
completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have its quarterly distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan" below.

      The Fund will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes.

                           DIVIDEND REINVESTMENT PLAN

      If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by
(the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by
check mailed directly to you by         , as dividend paying agent.

      You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i)
NAV per Common Share on that date or (ii) 95% of the market price on that date;

      (2) If Common Shares are trading below NAV at the time of valuation, the
Plan Agent will receive the dividend or distribution in cash and will purchase
Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common
Shares may increase before the Plan Agent has completed its purchases.
Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

                                       67

      You may elect to opt-out of or withdraw from the Plan at any time by
giving written notice to the Plan Agent, or by telephone at      , in accordance
with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a book entry statement for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your shares.

      The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

      There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

      Automatically reinvesting dividends and distributions will not affect a
Common Shareholder's tax liability on those dividends and distributions. See
"Federal Tax Matters."

      If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

      Neither the Fund nor the Plan Agent shall be liable with respect to the
Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

      The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
Additional information about the Plan may be obtained from .

                             DESCRIPTION OF SHARES

COMMON SHARES

      The Declaration authorizes the issuance of an unlimited number of Common
Shares. The Common Shares being offered have a par value of $.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of
Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of
Trustees in their sole discretion) or rights to cumulative voting.

      The Fund intends to apply to list the Common Shares on the New York Stock
Exchange. The trading or "ticker" symbol of the Common Shares is expected to be
"    ." The Fund intends to hold annual meetings of shareholders so long as the
Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels
(which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

      The Declaration provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common
Shareholders. Common Shareholders have no preemptive right to purchase any
Preferred Shares that might be issued.

                                       68

      The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 331/3% of the Fund's Managed Assets immediately after the leverage is issued. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's
Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). However, under current conditions it is unlikely that the Fund will issue Preferred Shares. Although the terms of any Preferred
Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred
Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of
Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

      Voting Rights. The 1940 Act requires that the holders of any Preferred
Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of
Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred
Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii)
take any action requiring a vote of security holders under Section 13(a) of the
1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws."
As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding.
The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the
Declaration, holders of Preferred Shares will have equal voting rights with
Common Shareholders (one vote per share, unless otherwise required by the 1940
Act) and will vote together with Common Shareholders as a single class.

      The affirmative vote of the holders of a majority of the outstanding
Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred
Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares.
The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

      Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase
Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the
Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

      The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's
Declaration. The Board of Trustees, without the approval of the Common
Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

               CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND
                                    BY-LAWS

      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the
Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

                                       69

      The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. Under the By-Laws, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the
Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Removal of a trustee requires either (a) a vote of two-thirds of the outstanding shares (or if the trustee was elected or appointed with respect to a particular class, two-thirds of the outstanding shares of such class), or (b) the action of at least two-thirds of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. The By-Laws may be amended only by the Board of
Trustees.

      The Declaration generally requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a
Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the
Declaration gives the Board of Trustees broad authority to approve most reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common
Shareholder approval if the 1940 Act would not require such approval. The
Declaration further provides that the Board of Trustees may amend the
Declaration in any respect without Common Shareholder approval. The Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

      Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end management investment company, if required pursuant to the provisions of the 1940 Act, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act or the Declaration),
(3) a sale, lease or exchange of all or substantially all of the Fund's assets
(only in the limited circumstances where a vote by shareholders is otherwise required under the 1940 Act and the Declaration), or (4) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions.
However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the
Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class; provided, however, that such separate class vote shall be by a Majority
Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a
Principal Shareholder is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the
Trustees specifically make such transaction subject to this voting provision,
(2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the

                                       70

outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of
Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common
Shareholders.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund for any action or failure to act, errors of judgment or mistakes of fact or law or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a
Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the
Fund.

      The Declaration provides that the Fund in ordinary circumstances will
terminate on        , 2032. The Board of Trustees may terminate the Fund prior to this date. The Declaration provides also that the Fund's term may be extended by the Board of Trustees, without a vote of shareholders (i) once for up to one
year (i.e., up to          , 2033), and (ii) once for up to an additional six
months (i.e., up to          ).

      Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

      Closed-end funds differ from open-end management investment companies
(commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective(s) and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

      However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors, among others, may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the
Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the
Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to propose to shareholders that the Fund convert to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

      Shares of closed-end funds frequently trade at a discount to their NAV.
Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. After any consideration of potential actions to seek to reduce

                                       71

any significant market discount, the Board of Trustees may, subject to its fiduciary obligations and compliance with applicable state and federal laws and the requirements of the principal stock exchange on which the Common Shares are listed, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions.
There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

      There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their
Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

      Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the
Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Advisor does not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

      The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are
Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required;
provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company.
The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company.
Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.
If the Fund were converted to an open-end fund, it is likely that new Common
Shares would be sold at NAV plus a sales load.

                              FEDERAL TAX MATTERS

      This section summarizes some of the main federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

      Fund Status. The Fund intends to elect and to qualify annually as a
"regulated investment company," commonly known as a "RIC," under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain

                                       72

requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

      For federal income tax purposes, you are treated as the owner of Common
Shares and not of the assets held by the Fund. Taxability issues are taken into account at the Fund level. Your federal income tax treatment from the Fund is based on the distributions paid by the Fund.

      Distributions. Fund distributions will generally be taxable. After the end of each year, you will receive a tax statement that separates the Fund's distributions into ordinary dividends, capital gains dividends and returns of capital. Income reported is generally net of expenses (but see "Deductibility of
Fund Expenses," below). Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the
Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

      Income from the Fund may also be subject to a 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      Deemed Distributions. The Fund currently intends to distribute, at least annually, realized capital gains. However, the Fund may elect to retain capital gains and provide a notice to Common Shareholders within 60 days of the taxable year that the Common Shareholders of record as of the end of the Fund's taxable will be required to include their attributable share of the retained gain in their income for the year as long-term capital gain. Common Shareholders required to include such retained gain in their income will be entitled to a credit or a refund for the tax deemed paid on their behalf by the Fund and will increase their increase their basis in their Common Shares in an amount equal to the excess of their share of the retained gains included in their income over the taxes deemed paid on their behalf by the Fund.

      Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
However, certain ordinary income dividends on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

      If You Sell Shares. If you sell your Common Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

      Taxation of Capital Gains and Losses and Certain Ordinary Income
Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (generally 0% for certain taxpayers in the 10%
and 15% tax brackets).

      Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received.
The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

      A portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied and the dividends are attributable to qualified dividends received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

      Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be

                                       73

deducted by individuals only to the extent that all of these deductions exceed
2% of the individual's adjusted gross income. Also, certain individuals may also be subject to a phase out of the deductibility of itemized deductions based upon their income.

      Foreign Tax Credit. If at least 50% of the value of the total assets of the Fund (at the close of the taxable year) is represented by foreign securities or at least 50% of the value of the total assets of the Fund (at the close of each quarter of the taxable year) is represented by interests in other RICs, the tax statement that you receive may include an item showing foreign taxes the
Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

      You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Common Shares.

      Investments in Certain Foreign Corporations. The Fund may invest a portion of its portfolio in Senior Loans of non-U.S. borrowers. Because of the nature of
Senior Loans, there is an increased risk that a portion of the Senior Loans may be recharacterized as equity for U.S. federal income tax purposes. If the Fund holds an equity interest in any "passive foreign investment companies"
("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least
50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

      Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the
Internal Revenue Service.

      FATCA Withholding. Under the Foreign Account Tax Compliance Act ("FATCA"),
distributions after December 31, 2013 may be subject to a U.S. withholding tax of 30% in the case of distributions to or dispositions by (i) certain non-U.S.
financial institutions that have not entered into an agreement with the U.S.
Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and
(ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of Common Shares by such persons may be subject to such withholding after December 31, 2016.

      Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

      Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                       74

                                  UNDERWRITING

      Under the terms and subject to the conditions stated in an underwriting agreement, dated the date of this Prospectus, the Underwriters named below, for which is acting as representatives (the "Representatives"), has severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common
Shares indicated below.

                                                                     NUMBER OF
      UNDERWRITER                                                  COMMON SHARES

      Total

      The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken.
However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

      The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a
concession not in excess of $    per Common Share under the public offering
price. Investors must pay for any Common Shares purchased in this offering on or
before               .

      The Fund has granted to the Underwriters an option, exercisable for 45
days from the date of this prospectus, to purchase up to       additional Common
Shares at the public offering price listed on the cover page of this prospectus.
The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common
Shares offered by this prospectus. To the extent the option is exercised, each
Underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

      The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load) and proceeds to the Fund.
These amounts are shown assuming both no exercise and full exercise of the
Underwriters' option to purchase up to an additional        Common Shares.

                                 PER SHARE      NO EXERCISE     FULL EXERCISE
                                 ---------      -----------     -------------
      Public offering price       $20.00            $                $
      Sales load                   None           None             None
      Proceeds to the Fund        $20.00            $                $

      The compensation and fees paid to the Underwriters described below under
"Additional Compensation Paid by the Advisor, the Lead Sub-Advisor and the
Portfolio Sub-Advisors" are not reimbursable to the Advisor, the Lead
Sub-Advisor and the Portfolio Sub-Advisors by the Fund and are therefore not reflected in the table above.

      The Advisor and Lead Sub-Advisor (and not the Fund) will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Advisor and Lead Sub-Advisor.

      The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common
Shares offered by them.

                                       75

      In order to meet requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares ($2,000).

      The Fund intends to apply to list its Common Shares on the NYSE, subject
to notice of issuance, under the symbol "    ".

      The Fund has agreed that, without the prior written consent of the
Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus:

      o     offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for
            Common Shares;

      o     file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

      o     enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

      whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

      The restrictions described in the immediately preceding paragraph do not apply to:

      o     the sale of Common Shares to the Underwriters;

      o     any Common Shares issued pursuant to the Plan; or

      o     any Preferred Share issuance.

      The Representatives, in their sole discretion, may release the Common
Shares and other securities subject to the lock-up agreement described above in whole or in part at any time with or without notice.

      In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. Specifically, the Underwriters may sell more Common
Shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the
Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common
Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The
Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the
Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an
Underwriter or a dealer for distributing the Common Shares in the offering. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

      The Fund, the Advisor, the Lead Sub-Advisor, the Portfolio Sub-Advisors
and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

      A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

                                       76

      Prior to this offering, there has been no public market for the Common
Shares. The initial public offering price for the Common Shares was determined by negotiation among the Fund, the Advisor, the Lead Sub-Advisor, the Portfolio
Sub-Advisors and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

      Prior to the public offering of the common shares,          , an affiliate
of the Advisor ("FTP"), purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this prospectus, FTP owned 100% of the Fund's outstanding Common Shares and therefore may be deemed to control the Fund until such time as it owns less than 25% of the Fund's outstanding Common Shares, which is expected to occur upon the closing of this offering.

      The Fund anticipates that the Representatives and certain other
Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be
Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

      The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial lending, investment banking, financial advisory, investment management, principal investment, hedging, derivatives, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, securities trading, commercial lending, investment banking, financial advisory, investment management, principal investment, hedging, derivatives, financing and brokerage services to the Fund, certain of its executive officers and affiliates and the Advisor, the Lead Sub-Advisor and the Portfolio Sub-Advisors and their respective affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

      No action has been taken in any jurisdiction (except in the United States)
that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares where action for that purpose is required.
Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

      The principal business address of             is                   . The
principal business address of                is               .

ADDITIONAL COMPENSATION PAID BY THE ADVISOR AND LEAD SUB-ADVISOR

      The Advisor and the Lead Sub-Advisor (and not the Fund) have agreed to pay
          , from their own assets, an upfront structuring and syndication fee in
the amount of          $ for advice and services relating to the structure and
design of the Fund as well as services related to the sale and distribution of the Common Shares. If the over-allotment option is not exercised, the upfront
structuring and syndication fee paid to              will not exceed    % of the
total public offering price of the Common Shares. These services provided by to the Advisor and Lead Sub-Advisor are unrelated to their function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

      The Advisor and Lead Sub-Advisor (and not the Fund) have agreed to pay
each of         ,         and         , from their own assets, an upfront
structuring fee in the amount of $     , $     and $     , respectively, for
advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares. If the over-allotment option is not exercised, the upfront structuring fee paid to each
of       ,       and       will not exceed    %,    % and    %, respectively, of
the total public offering price of the Common Shares. These services provided by these Underwriters to the Advisor and Lead Sub-Advisor are unrelated to their function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

      The Advisor and Lead Sub-Advisor (and not the Fund) have agreed to pay
each of       ,       and       , from their own assets, an upfront fee in the
amount of $    , $    and $    , respectively, for services related to the
distribution of the Common Shares. If the over-allotment option is not
exercised, the upfront fee paid to each of       ,      and       will not
exceed    %,    % and    %, respectively, of the total public offering price
of the Common Shares. These services provided by these Underwriters to the
Advisor and Lead Sub-Advisor are unrelated to their function of advising the
Fund as to its investments in securities or use of investment strategies and investment techniques.

                                       77

      The amount of these structuring, syndication and other fees are calculated based on the total respective sales of Common Shares by these Underwriters, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

      In addition, the Advisor and Lead Sub-Advisor (and not the Fund) have
agreed to pay from their own assets, compensation of $     per Common Share to
the Underwriters in connection with the offering, which aggregate amount will
not exceed    % of the total public offering price of the Common Shares.

      Total underwriting compensation determined in accordance with Financial
Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows.
The Advisor and Lead Sub-Advisor have agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common
Shares in an amount not to exceed $      in the aggregate, which amount will not
exceed    % of the total public offering price of the Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the
Underwriters in connection with this public offering of the Common Shares, including expense reimbursement and all forms of structuring, syndication and
other fee payments to the Underwriters, will not exceed    % of the total public
offering price of the Common Shares.

                                       78

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      The custodian of the assets of the Fund is          . The Fund's transfer,
shareholder services and dividend paying agent is               . Pursuant to an
administration and accounting services agreement, also provides certain administrative and accounting services to the Fund, including maintaining the
Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these
services, the Fund has agreed to pay             an annual fee, calculated daily
and payable on a monthly basis, of    % of the Fund's average net assets,
subject to decrease with respect to additional Fund net assets.

                                 LEGAL MATTERS

      Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the
Underwriters by            . Chapman and Cutler LLP and may rely as to certain
matters of Massachusetts law on the opinion of             . Simpson Thacher &
Bartlett LLP, Washington, D.C., serves as counsel to the Lead Sub-Advisor.

                                       79

                     TABLE OF CONTENTS FOR THE STATEMENT OF
                             ADDITIONAL INFORMATION

                                       80

      Until           (25 days after the date of this prospectus), all dealers
that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                                               SHARES

                       FIRST TRUST SKYBRIDGE INCOME FUND

                                 COMMON SHARES
                                $20.00 PER SHARE

                              P R O S P E C T U S

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This
Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED MARCH 6, 2020

                       FIRST TRUST SKYBRIDGE INCOME FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust SkyBridge Income Fund (the "Fund") was organized on March 3,
2020 as a Massachusetts business trust pursuant to a Declaration of Trust. The
Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

      This Statement of Additional Information relating to the common shares of beneficial interest in the Fund (the "Common Shares") is not a prospectus, but
should be read in conjunction with the Fund's Prospectus dated          (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common
Shares. Investors should obtain and read the Prospectus prior to purchasing such
Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the
Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).
Capitalized terms used but not defined in this Statement of Additional
Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated       .

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                      -i-

                              INVESTMENT OBJECTIVE

      Investment Objective. The Fund's investment objective is to seek a high level of current income. There can be no assurance that the Fund will achieve its investment objective. The Fund will seek to achieve its investment objective by investing in a mix of structured credit and other income-producing instruments in the commercial real estate, residential real estate, corporate credit and consumer credit markets pursuant to the investment strategies of a group of portfolio management companies (each, a "Portfolio Sub-Advisor" and, collectively, the "Portfolio Sub-Advisors") selected by SkyBridge Capital II,
LLC (the "Lead Sub-Advisor").

      Under normal market conditions, the Fund expects to invest its Managed
Assets in structured credit instruments backed by both real estate and non-real estate collateral, including commercial mortgage-backed securities ("CMBS"), agency and non-agency residential mortgage-backed securities, asset backed securities ("ABS"), collateralized debt obligations ("CDOs") and collateralized loan obligations ("CLOs"). In addition, the Fund expects to invest, to a lesser extent, in non-structured cash flow generating securities, including direct loans, corporate debt, preferred securities, real estate investment trusts
("REITs"), and exchanged-traded funds ("ETFs") and business development companies ("BDCs") investing in the commercial real estate, residential real estate, corporate credit or consumer credit markets. These investments may include instruments of foreign issuers. The Fund will limit the amount of its investments in emerging market issuers to no more than 5% of its Managed Assets.
The Fund also may use derivative instruments for hedging and other purposes. The
Fund anticipates that such transactions, if any, will primarily be utilized to reduce the Fund's interest rate or currency risk.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objective and certain investment policies are described in the Prospectus. The Fund, as a fundamental policy, may not:

              1. Purchase or sell real estate except to the extent the Fund is prohibited from doing so by applicable law, and this shall not prevent the
      Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the
      Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

              2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments and this shall not prevent the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and other derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by
      (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

              3. Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

              4. Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

              5. Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

              6. Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or

              7. Purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in securities of issuers in a single industry, except that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

      For a discussion of the limitations imposed on the Fund's borrowings by the 1940 Act, please see the section entitled "Use of Leverage" in the Fund's
Prospectus.

      Except as noted above, the foregoing fundamental investment policies cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, which includes
Common Shares and preferred shares of beneficial interest in the Fund
("Preferred Shares"), if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class.
Under the 1940 Act, a "majority of the outstanding voting securities" means (i)

                                      -2-

67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

      The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Advisor, Lead Sub-Advisor and the Portfolio Sub-Advisors in
their discretion may, but are not required to, use in managing the Fund's assets. Certain risks may only apply to a particular investment strategy of the
Fund, or may apply to multiple investment strategies. The following descriptions supplement the descriptions of the investment objective, policies, strategies and risks as set forth in the Fund's Prospectus.

      Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

      Below Investment Grade and Unrated Investments. The Fund expects to substantially invest in securities rated below investment grade or securities that are unrated by credit rating agencies (but may be considered by the
Advisor, Lead Sub-Advisor or a Portfolio Sub-Advisor to be of comparable quality to below investment grade-rated securities). Below investment grade securities are commonly referred to as "high yield" securities or "junk bonds."

      Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities

                                      -3-

defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

      The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities.

      A general description of the ratings of securities by Moody's Investors
Services, Inc. ("Moody's"), S&P Global Ratings ("S&P") and Fitch, Inc. ("Fitch")
is set forth in Appendix A. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

      The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers'
creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher rated securities.

      The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional

                                      -4-

financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's net asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

      Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities.
Accordingly, the Fund's success in achieving its investment objective may depend heavily on the analysis of the Lead Sub-Advisor and/or a Portfolio Sub-Advisor
than if the Fund invested exclusively in higher-quality securities.

      High yield securities include securities issued by emerging credit companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, at times there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

      Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The
Fund must distribute substantially all of its income to shareholders to qualify for the favorable tax treatment afforded regulated investment companies ("RICs")
and their shareholders under the Internal Revenue Code of 1986, as amended (the
"Code"), and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

      Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

      Unrated securities involve the risks associated with investments in rated securities of equivalent credit quality, though they may be less liquid than comparable rated securities and involve the risk that the Advisor, Lead
Sub-Advisor or a Portfolio Sub-Advisor may not accurately evaluate the security's creditworthiness. Accordingly, the Fund's success in achieving its investment objective may depend heavily on the analysis of the Lead Sub-Adviosr

                                      -5-

or a Portfolio Sub-Advisor than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

      Fixed Income Securities. The Fund may invest in fixed income securities, which generally also refers to debt securities, debt obligations and fixed income instruments. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated
principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.
For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, the Advisor,
Lead Sub-Advisor or a Portfolio Sub-Advisor may seek to invest in those opportunities for the Fund as well.

      Fixed income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed income securities may be fixed, floating, or variable.
Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

      Fixed income securities are subject to, among other risks, credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed income securities may be subject to extension risk. This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Some fixed income securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. The Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call

                                      -6-

or repurchase the securities from their holders. Such securities may present risks based on payment expectations. If an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.

      Changes by nationally recognized securities rating organizations
("NRSROs") in their ratings of any fixed income security or the issuer of a fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's performance.

      Because interest rates vary, it is impossible to predict the income, if any, for any particular period for the Fund that invests in fixed income securities. Fluctuations in the value of the Fund's investments in fixed income securities may adversely affect the Fund's performance.

      Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. In general, the value of a fixed income security with positive duration will generally decline if interest rates increase, whereas the value of a security with negative duration will generally decline if interest rates decrease. If interest rates rise by one percentage point, the value of a portfolio of debt securities with an average duration of five years would be expected to decline by approximately 5%. If rates decrease by a percentage point, the value of portfolio of debt securities with an average duration of five years would be expected to rise by approximately 5%. The greater the duration of a bond (whether positive or negative), the greater its percentage price volatility due to changes in interest rates. Only a pure discount bond--i.e., one with no coupon or sinking-fund payments--has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

      The Fund may invest in variable- or floating-rate securities that bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. Variable- and floating-rate securities may include, without limitations, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. The value of the Fund's investment in certain of these securities may depend on the Fund's right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

      Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities. Collateralized Mortgage Obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association ("Ginnie Mae"),
Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan
Mortgage Corporation ("Freddie Mac") certificates, but also may be

                                      -7-

collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets").
Mortgage Assets may be collateralized by commercial or residential uses.
Multiclass pass-through securities are equity interests in a trust composed of
Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a REMIC. REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and
REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

      In a CMO, a series of bonds or certificates is issued in multiple classes.
Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities. See "--Stripped
Mortgage Securities" below. The Fund's investment in CMOs may include investment in Z Bonds. Interest on a Z Bond is accrued and added to principal and a like amount is paid as principal on the other tranches of the CMO currently being paid off. When the other tranches of the CMO are paid in full, interest and principal on the Z Bond begin to be paid currently; as a result, Z Bonds typically have a longer average life relative to other tranches of the CMO.

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.
Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

      CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage

                                      -8-

assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the
Mortgage Assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the Mortgage Assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "Securities Act"). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed illiquid.

      Stripped Mortgage Securities. Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal from the mortgage assets
(the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on a PO or an IO class security is extremely sensitive to the rate of principal payments
(including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

                                      -9-

      The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

      Privacy and Data Security Laws. U.S. Federal Gramm-Leach-Bliley Act
("GLBA") and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of foreign jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers' personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain personal information of consumers securely and dispose of it properly. Service providers to the Fund, including the Advisor, Lead
Sub-Advisor,Portfolio Sub-Advisors and custodian, and, potentially, the Fund may obtain, hold or process such information in connection with providing services to the Fund. The Fund cannot guarantee the security or confidentiality of that data and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the
Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund.
The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

      Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie
Mac mortgage pass-through securities but are issued by domestic and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie
Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

      Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i)
liquidity protection and (ii) protection against losses resulting from ultimate

                                      -10-

default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

      Government Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government ("Federal Agency") or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, provide for payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      Under the Federal Housing Finance Agency's "Single Security Initiative,"
Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of uniform mortgage-backed securities ("UMBS"), which would generally align the characteristics of Fannie
Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and
Freddie Mac began issuing UMBS in place of their offerings of "to be announced"-
eligible mortgage-backed securities. The long-term effect of the issuance of
UMBS on the market for mortgage-backed securities is uncertain.

      Residential Loans. The Fund may acquire residential loans and mortgages
(including through participations, assignments and whole loans) from third-party mortgage originators. In addition to interest rate, default and other risks of fixed income securities, residential loans and mortgages carry additional risks, including the possibility that the quality of the collateral may decline in value and the potential for the liquidity of residential loans and mortgages to vary over time. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property. These risks are greater for subprime residential and mortgage loans.

      The Fund may also experience difficulty disposing of loans, which do not trade in a liquid market and typically can only be sold to a limited universe of institutional investors. The absence of a liquid market for these instruments could adversely impact their value and may inhibit the Fund's ability to dispose of them at times when it would be desirable to do so, including in response to particular economic events, such as a deterioration in the creditworthiness of the borrower. Because they do not trade in a liquid market residential loans may also be difficult for the Fund to value.

                                      -11-

      Investing in loans may subject the Fund to greater levels of credit risk, call risk, settlement risk and liquidity risk than other types of fixed income instruments. Transactions involving loans may also involve greater costs than transactions involving more actively traded securities. In addition, a number of factors, including restrictions on transfers, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may make it more difficult for the Fund to acquire, dispose of or accurately price such instruments compared with other types of investments. As a result, the Fund may not be able to realize the full value for loans and there may be extended delays in the
Fund's receipt of proceeds from the sale of a loan, which could adversely impact the Fund's performance. Because transactions in many loans are subject to extended trade settlement periods, proceeds from the sale of a loan may not be immediately available to the Fund. As a result, proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's share repurchase obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

      When acquiring residential loans, the Fund relies on third-party mortgage originators to originate mortgage loans that comply with applicable law.
Mortgage loan originators and brokers are subject to strict and evolving consumer protection laws and other legal obligations with respect to the origination of residential mortgage loans. These laws may be highly subjective and open to interpretation and, as a result, a regulator or court may determine that that there has been a violation where an originator or servicer of mortgage loans reasonably believed that the law or requirement had been satisfied.
Failure or alleged failure of originators or servicers to comply with these laws and regulations could subject the Fund, as an assignee or purchaser of these loans or securities backed by these loans, to, among other things, delays in foreclosure proceedings, increased litigation expenses, monetary penalties and defenses to foreclosure, including by recoupment or setoff of finance charges and fees collected, and in some cases could also result in rescission of the affected residential mortgage loans, which could adversely impact the Fund's business and financial results. While some of these laws may not explicitly hold the Fund responsible for the legal violations of these third parties, federal and state agencies and private litigants have increasingly sought to impose such liability. Various regulators and plaintiffs' lawyers have also sought to hold assignees of mortgage loans liable for the alleged violations of the originating lender under theories of express or implied assignee liability. Accordingly, the
Fund may be subject to fines, penalties or civil liability based upon the conduct of the mortgage lenders that originated the mortgage loans the Fund holds.

      Despite the Fund's efforts to manage credit risk related to the residential mortgage loans the Fund acquires, there are many aspects of credit risk that the Fund cannot control. The Fund could incur losses if a counterparty that sold the Fund a loan is unwilling or unable (e.g., due to its financial condition) to repurchase that loan or asset or pay damages to the Fund if the
Fund determines subsequent to purchase that one or more of the representations or warranties made to the Fund in connection with the sale was inaccurate. There may be less readily available information about loans and their underlying borrowers than is the case for other types of investments and issuers. In addition, because loans may not be considered "securities," investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.

                                      -12-

      The mortgage loans that the Fund purchases, and in which the Fund directly and indirectly invests through mortgage-backed securities or other investments, may be concentrated in a specific state or states. Weak economic conditions in these locations or any other location (which may or may not affect real property values), may affect the ability of borrowers to repay their mortgage loans on time. Properties in certain jurisdictions may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, hurricanes, wildfires and other natural disasters.
Declines in the residential real estate market of a particular jurisdiction may reduce the values of properties located in that jurisdiction, which would result in an increase in the loan-to-value ratios. Any increase in the market value of properties located in a particular jurisdiction would reduce the loan-to-value ratios of the mortgage loans and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

      Real Estate Loans. The Fund may acquire commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit the Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers under these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. In addition to interest, the Fund may receive origination fees, extension fees, modification or similar fees in connection with whole mortgage loans.

      The Fund may also acquire residential mortgage loans secured by a first mortgage lien on residential property. Typically, borrowers of these loans are individuals rather than institutions, and the quality of residential real estate loans can depend largely on the credit characteristics of the underlying borrowers. In the last decade, the residential mortgage market in the United
States experienced difficulties that resulted in losses on residential mortgage loans (especially subprime and second-lien mortgage loans). There can be no assurance that such difficulties would not be experienced again, which could result in losses as a result of investments in residential real estate loans.

      B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

      Inverse Floaters. An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index.
Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with

                                      -13-

the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Brokers typically create inverse floaters by depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The returns on the inverse floaters may be leveraged, increasing substantially their volatility and interest rate sensitivity. The rate at which interest is paid by the trust on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee.

      Senior Loans. Senior floating rate loans may be made to or issued by U.S.
or non-U.S. banks or other corporations ("Senior Loans"). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.

      From time to time, the Advisor, Lead Sub-Advisor or Portfolio Sub-Advisors
and their related parties may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior
Loans in which the Fund owns interests. Such banks may also act as Agents for
Senior Loans held by the Fund.

      To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the
Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior
Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

                                      -14-

      If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate the Fund's security interest in any loan collateral or subordinate the Fund's rights under a secured Senior
Loan to the interests of the borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the borrower did not receive "reasonably equivalent value" for granting the security interest in the loan collateral to the Fund. For secured
Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital.
There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in any loan collateral. If the
Fund's security interest in loan collateral is invalidated or a secured Senior
Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan, if at all.

      Loan Pool Investments. The Fund may invest in pools of loans. The Fund's direct investments in pools of loans present risks that may differ from the
Fund's investments in mortgage and other asset-backed securities. For example, if it were to invest directly in such pools, the Fund would share in all losses incurred on the loans in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund's purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such loans and the Fund's performance.

      Debtor-in-Possession Loans. The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States
Bankruptcy Code. Debtor-in-possession financings allow the entity to continue its business operations while reorganizing under Chapter 11 and such financings must be approved by the bankruptcy court. These debtor-in-possession loans are most often working-capital facilities put into place at the outset of a Chapter
11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process.
Debtor-in-possession financings are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor).
Debtor-in-possession financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy
Code. In the event of liquidation, the Fund's only recourse will be against the property securing the debtor-in-possession financing.

      Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed

                                      -15-

funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company's financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor).

      Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk.

      Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds,
"step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments, and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.
Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to satisfy the distribution requirement for treatment as a "regulated investment company" under the Code. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

      Preferred Securities. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in that company. Preferred securities are subject to issuer-specific and market risks applicable generally to equity

                                      -16-

securities. The value of a company's preferred securities may fall as a result of factors relating directly to that company's products or services. A preferred security's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Preferred securities of smaller companies may be more vulnerable to adverse developments than those of larger companies.

      Real Estate Investment Trusts ("REITs"). Exposure to the real estate sector may be gained by investing in a variety of ways, including through REIT securities. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.
Real estate related investments may entail leverage and may be highly volatile.

      Exchange-Traded Funds ("ETFs") and Closed-End Funds. The Fund may invest in shares of ETFs. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.
The Fund's investments in other investment companies may be limited by applicable law. It is possible that, under certain circumstances, the Fund may be prevented by applicable law from investing in other investment companies when doing so may otherwise be the most efficient way for the Fund to obtain exposure to a portfolio of securities.

      Disruptions in the markets for the securities held by ETFs could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF's net asset value. ETFs are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs in which the Fund may invest may be leveraged, which would increase the volatility of the value of the Fund's Common
Shares.

      Illiquid/Restricted Securities. The Fund may invest in securities that, at the time of investment, are illiquid. The Fund may also invest in restricted securities, which refers to securities that have not been registered under the
Securities Act, and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may

                                      -17-

elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

      Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them, thereby resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities, and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions (as described below). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be dispositive of the liquidity of such investments. The Advisor, Lead Sub-Advisor, and/or Portfolio Sub-Advisors, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid.

      Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk;
the Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement.

      A "dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security, such as a security issued by Ginnie Mae, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be

                                      -18-

viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.
However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are
"substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within
2.5% of the initial amount delivered.

      The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to retain any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.

      In addition to the risks associated with leverage, the Fund's use of reverse repurchase agreements, dollar rolls and similar transactions is subject to the risk that the market value of the securities that the Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase or repurchase the securities. Furthermore, these instruments may be "illiquid."

            OTHER INVESTMENT POLICIES, TECHNIQUES AND CONSIDERATIONS

DERIVATIVE AND OTHER TRANSACTIONS

      The Fund may, but is not required to, enter into various transactions to seek to (i) reduce interest rate risks arising from the use of leverage by the
Fund, (ii) to facilitate portfolio management and/or (iii) mitigate other risks, including, without limitation, interest rate, currency and credit risks and equity security price risk. Certain of these transactions involve derivative instruments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may use any or all of these instruments at any time, and the use of any particular derivative transaction may depend on market conditions. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. Subject to the restrictions set forth in the Fund's
Prospectus, the Fund may engage in the types of derivative instruments described below. The Fund also may engage in derivative instruments that combine features

                                      -19-

of these instruments and other similar transactions which may be developed in the future to the extent the Portfolio Sub-Advisors determine that they are consistent with the Fund's investment objectives and policies and applicable regulatory requirements.

      Transactions involving derivative instruments generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. The transfer of risk may be complete or partial, and may be for the life of the related asset or for a shorter period. Such transactions may provide the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.

      The Fund may seek to use derivatives and other transactions as a portfolio management or hedging technique to generate income, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Certain transactions may provide investment leverage to the Fund's portfolio. See "Use of Leverage"
in the Fund's Prospectus. Market conditions will determine whether and in what circumstances the Fund would employ any of these techniques. The Fund will incur brokerage and other costs in connection with such transactions. No assurance can be given that these practices will achieve the desired result. The successful utilization of such transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

      Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. Derivative instruments may be used to hedge against price movements in one or more particular securities positions that the Fund owns or acquires.
Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures
Trading Commission (the "CFTC") and various state regulatory authorities.

      The Fund may enter into derivative instruments and other transactions to seek to preserve a return on a particular investment or portion of its portfolio and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar weighted average duration of the Fund's portfolio. The Fund also may engage in such

                                      -20-

transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes.

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. The
Fund will not enter into futures contracts which are prohibited under the
Commodity Exchange Act and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commodities merchant in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the
Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      In entering into futures contracts, the Fund may, for example, take a
"short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the

                                      -21-

underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      While futures contracts on securities will usually be liquidated through offsetting transactions prior to the settlement date, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing organization associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Some futures contracts are settled by physical delivery of the underlying financial instrument. For example, at the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs. Other futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      Margin Requirements for Futures Contracts and Associated Risks. If the
price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase,
10% of the value of the futures contract is deposited as margin, a subsequent
10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to
150% of the original margin deposit, if the futures contracts were closed out.
Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      Risks Associated with Futures Contracts. While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had

                                      -22-

not entered into any futures contracts. Moreover, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Some futures contracts may become illiquid under adverse market conditions. In addition, the value of a position in security futures contracts could be affected if trading is halted in either the futures contract or the underlying security. In certain circumstances such as during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract, which may make the instrument temporarily illiquid and difficult to price and, thus, expose the Fund to a potential loss. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the
Fund from closing out positions and limiting its losses.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      As further discussed in this Statement of Additional Information, transactions in futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the Fund to purchase

                                      -23-

securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

      Equity Swaps and Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities or interest or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to manage the Fund's interest rate exposure on any debt securities, including notes, or Preferred Shares issued by the Fund for leverage purposes.
The Fund uses these transactions primarily as a hedge. However, the Fund also

                                      -24-

may invest in equity and interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).
The Fund is not required to hedge its portfolio and may choose not to do so. The
Fund cannot guarantee that any hedging strategies it uses will work.

      In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

      In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of an obligation to make fixed rate payments for an obligation to make floating rate payments). For example, the Fund may seek to shorten the effective interest rate determination period of a Senior Loan in its portfolio with an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. This would enable the Fund to offset a decline in the value of the Senior Loan due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the
Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

      The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund may also engage in interest rate collars, which is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

      In circumstances in which the Portfolio Sub-Advisors anticipate that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments

                                      -25-

it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the
Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

      Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the
Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions.
Early termination of a swap could result in a termination payment by or to the
Fund. Early termination of a cap could result in a termination payment to the
Fund.

      Buying interest rate caps could enhance the performance of the Common
Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of interest the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the
Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

                                      -26-

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Portfolio
Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above may benefit the Fund, if the Portfolio
Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Typically, the parties with which the Fund will enter into equity and interest rate transactions will be broker-dealers and other financial institutions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's right as a creditor. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Portfolio
Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps.

      Credit Derivatives. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.
If the Portfolio Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the
Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Portfolio Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be attained through the use of derivatives and through credit default swap transactions and credit linked securities, as discussed below.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in the transaction. If the
Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. The Fund currently intends to segregate assets on the Fund's

                                      -27-

records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      Structured Notes and Related Instruments. The Fund may invest in
"structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded"
index), such as selected securities or debt investments, an index thereof, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced instrument or basket of instruments could result in a relatively large loss in the value of a structured note. In addition to the derivatives risks set forth herein, structured notes may be subject to additional risks such as opaque fees, poor liquidity, and a high degree of complexity. In addition, because of their uniqueness, each structured note may have additional specific risks that may not be immediately apparent.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S.
issuers. The Fund's currency transactions, if any, will likely be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

                                      -28-

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market
(and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency.
Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Asset Coverage and Asset Segregation. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account, or otherwise earmark such cash, cash equivalents and liquid assets, in the amount prescribed. Securities held in a segregated account cannot be sold while the futures position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

                                      -29-

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the
Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      To the extent these hedging transactions are entered into for good-faith risk management purposes, the Portfolio Sub-Advisors and the Fund believe these obligations would not constitute senior securities. The Fund usually will enter into equity and interest rate swaps on a net basis (i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund would not treat swaps as senior securities.

      Risks and Special Considerations Concerning Derivative and Other
Transactions. In addition to the risks described above, the use of derivative and other transactions involves certain general risks and considerations, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default and insolvency of the other party to the transaction; and illiquidity of the derivative instruments. Certain of the derivative instruments and other transactions in which the Fund may engage may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. See "Risks--Leverage Risk" in the Prospectus.

      Furthermore, the ability to successfully use derivative instruments depends on the ability of the Portfolio Sub-Advisors to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments to generate income, for hedging, for currency or interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, there may be situations in which the Portfolio Sub-Advisors elect not to use derivative instruments and other transactions that result in losses greater than if they had been used.
Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative transactions are not otherwise available to the Fund for investment purposes.

                                      -30-

      With respect to some of its derivative positions, if any, the Fund will segregate or earmark an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions or otherwise in accordance with SEC staff guidance. The Fund also may offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or earmark liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940
Act; and therefore, the Fund may not enter into any such transactions if the
Fund's leverage would thereby exceed the limits of the 1940 Act. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged. The foregoing risks concerning derivative and other transactions are more fully described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments and other transactions may include elements of leverage and, accordingly, fluctuations in the value of such transactions in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Portfolio
      Sub-Advisor's ability to predict correctly market movements or changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Portfolio Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

             (2) Credit/Counterparty Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally lower than for over-the-counter derivatives not cleared through a central counterparty, since generally a clearing organization provides a guarantee of performance and cleared derivative transactions benefit form daily mark-to-market and settlement as well as from segregation and minimum capital requirements applicable to intermediaries. For privately-negotiated instruments not cleared through a central counterparty, there are no similar protections. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Such counterparty risk is accentuated in the case of contracts with longer maturities where there is a greater risk that a specific event may prevent or delay settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. The Fund will enter into transactions in derivative instruments only with counterparties that the
      Portfolio Sub-Advisors reasonably believe are capable of performing under the contract.

                                      -31-

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position
      (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments.
      With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Portfolio Sub-Advisors' ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Portfolio Sub-Advisors' judgment in this respect will be accurate. An imperfect correlation may prevent the
      Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are more liquid than over-the-counter transactions. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the
      Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative instrument.
      While a party seeking price certainty agrees to surrender the potential

                                      -32-

      upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Volatility. The prices of many derivative instruments, including many swaps, are highly volatile. Payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of swap agreements also depends upon the price of the securities or currencies underlying them.

             (7) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

      In addition to these risks, the derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, the implementation of the Dodd-Frank Wall Street Reform and
      Consumer Protection Act (the "Dodd-Frank Act") has impacted the availability, liquidity and cost of derivative transactions, including potentially limiting or restricting the ability of the Fund to use certain derivative transactions or certain counterparties as a part of its investment strategy, increasing the costs of using these derivative transactions or making them less effective. The SEC has proposed new rules on the use of derivative transactions by registered investment companies.
      Such rules, if adopted, could affect the nature and extent of derivative transactions entered into by the Fund. See "Legislation Risk" below.

LEVERAGE PROGRAM

      With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change the
Advisor, investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain specific types

                                      -33-

of debt. In addition, the Credit Agreements may contain covenants relating to asset coverage and portfolio composition requirements. Covenants contained in the Credit Agreements may place additional restrictions on the Fund's ability to invest, which could impact Fund performance. See "Use of Leverage" in the Fund's
Prospectus.

LEGISLATION RISK

      At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objectives.

TAX RISKS

      The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund's overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund's income would be subject to a double level of U.S. federal income tax. The Fund's income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

PORTFOLIO TURNOVER RISK

      The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is believed by the Lead
Sub-Advisor and Portfolio Sub-Advisors that the annual rate may exceed % under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Lead Sub-Advisor and Portfolio
Sub-Advisors believe it to be necessary or appropriate.

      High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's expenses as well as current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the
Fund's Common Shareholders. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                      -34-

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees.
There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent
Trustees"). The Trustees set broad policies for the Fund, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Fund manage its day-to-day operations and are responsible to the Board of Trustees.
The following is a list of the Trustees and executive officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each
Trustee has been elected for an indefinite term. The officers of the Fund serve
indefinite terms. Each Trustee, except for           , is an Independent Trustee
                 . is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Fund due to his position as Chief
Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P.,
120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN            OTHER
                                                                                              THE FIRST         TRUSTEESHIPS OR
                                                   TERM OF OFFICE                             TRUST FUND         DIRECTORSHIPS
                                  POSITION AND     AND YEAR FIRST  PRINCIPAL OCCUPATIONS       COMPLEX              HELD BY
                                    OFFICES          ELECTED OR      DURING THE PAST 5       OVERSEEN BY         TRUSTEE DURING
   NAME AND YEAR OF BIRTH          WITH FUND         APPOINTED             YEARS               TRUSTEE          THE PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
----------------------------
                    (1)        Chairman of the    o Indefinite     Chief Executive           172 Portfolios      None
1955                           Board and            term           Officer, First Trust
                               Trustee            o Since          Advisors L.P. and
                                                    inception      First Trust
                                                                   Portfolios L.P.;
                                                                   Chairman of the Board
                                                                   of Directors,
                                                                   BondWave LLC
                                                                   (Software Development
                                                                   Company) and
                                                                   Stonebridge Advisors
                                                                   LLC (Investment
                                                                   Advisor)

Independent Trustees
----------------------------
                               Trustee            o Indefinite     Physician; Officer,       172 Portfolios      None
1951                                                term           Wheaton Orthopedics;
                                                  o Since          Limited Partner,
                                                    inception      Gundersen Real Estate
                                                                   Limited Partnership
                                                                   (June 1992 to
                                                                   December 2016);
                                                                   Member, Sportsmed LLC
                                                                   (April 2007 to
                                                                   November 2015)

                                      -35-

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN            OTHER
                                                                                              THE FIRST         TRUSTEESHIPS OR
                                                   TERM OF OFFICE                             TRUST FUND         DIRECTORSHIPS
                                  POSITION AND     AND YEAR FIRST  PRINCIPAL OCCUPATIONS       COMPLEX              HELD BY
                                    OFFICES          ELECTED OR      DURING THE PAST 5       OVERSEEN BY         TRUSTEE DURING
   NAME AND YEAR OF BIRTH          WITH FUND         APPOINTED             YEARS               TRUSTEE          THE PAST 5 YEARS

                               Trustee            o Indefinite     President, ADM            172 Portfolios      Director of ADM
1957                                                term           Investor Services,                            Investor
                                                  o Since          Inc. (Futures                                 Services, Inc.,
                                                    inception      Commission Merchant)                          ADM Investor
                                                                                                                 Services
                                                                                                                 International,
                                                                                                                 Futures
                                                                                                                 Industry
                                                                                                                 Association,
                                                                                                                 and National
                                                                                                                 Futures
                                                                                                                 Association

                               Trustee            o Indefinite     President, Hibs           172 Portfolios      Director of
1956                                                term           Enterprises                                   Trust Company
                                                  o Since          (Financial and                                of Illinois
                                                    inception      Management
                                                                   Consulting)

                               Trustee            o Indefinite     Senior Advisor            172 Portfolios      None
1954                                                term           (August 2018 to
                                                  o Since          present), Managing
                                                    inception      Director and Chief
                                                                   Operating Officer
                                                                   (January 2015 to
                                                                   August 2018), Pelita
                                                                   Harapan Educational
                                                                   Foundation
                                                                   (Educational Products
                                                                   and Services);
                                                                   President and Chief
                                                                   Executive Officer
                                                                   (June 2012 to
                                                                   September 2014),
                                                                   Servant Interactive
                                                                   LLC (Educational
                                                                   Products and
                                                                   Services); President
                                                                   and Chief Executive
                                                                   Officer (June 2012 to
                                                                   September 2014), Dew
                                                                   Learning LLC
                                                                   (Educational Products
                                                                   and Services)

Officers of the Fund
----------------------------
James M. Dykas                 President and      o Indefinite     Managing Director and     N/A                 N/A
1966                           Chief Executive      term           Chief Financial
                               Officer            o Since          Officer (January 2016
                                                    January 2016   to present),
                                                                   Controller (January
                                                                   2011 to January
                                                                   2016), Senior Vice
                                                                   President (April 2007
                                                                   to January 2016),
                                                                   First Trust Advisors
                                                                   L.P. and First Trust
                                                                   Portfolios L.P.;
                                                                   Chief Financial
                                                                   Officer (January 2016
                                                                   to present), BondWave
                                                                   LLC (Software
                                                                   Development Company)
                                                                   and Stonebridge
                                                                   Advisors LLC
                                                                   (Investment Advisor)

                                      -36-

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN            OTHER
                                                                                              THE FIRST         TRUSTEESHIPS OR
                                                   TERM OF OFFICE                             TRUST FUND         DIRECTORSHIPS
                                  POSITION AND     AND YEAR FIRST  PRINCIPAL OCCUPATIONS       COMPLEX              HELD BY
                                    OFFICES          ELECTED OR      DURING THE PAST 5       OVERSEEN BY         TRUSTEE DURING
   NAME AND YEAR OF BIRTH          WITH FUND         APPOINTED             YEARS               TRUSTEE          THE PAST 5 YEARS

W. Scott Jardine               Secretary and      o Indefinite     General Counsel,          N/A                 N/A
1960                           Chief Legal          term           First Trust Advisors
                               Officer            o Since          L.P. and First Trust
                                                    inception      Portfolios L.P.;
                                                                   Secretary and General
                                                                   Counsel, BondWave
                                                                   LLC; and Secretary,
                                                                   Stonebridge Advisors
                                                                   LLC

Daniel J. Lindquist            Vice President     o Indefinite     Managing Director,        N/A                 N/A
1970                                                term           First Trust Advisors
                                                  o Since          L.P. and First Trust
                                                    inception      Portfolios L.P.

Kristi A. Maher                Assistant          o Indefinite     Deputy General            N/A                 N/A
1966                           Secretary and        term           Counsel, First Trust
                               Chief Compliance   o Since          Advisors L.P. and
                               Officer              inception      First Trust
                                                                   Portfolios L.P.

Donald P. Swade                Treasurer, Chief   o Indefinite     Senior Vice President     N/A                 N/A
1972                           Financial Officer    term           (July 2016 to
                               and Chief          o Since          Present), Vice
                               Accounting           inception      President (April 2012
                               Officer                             to July 2016), First
                                                                   Trust Advisors L.P.
                                                                   and First Trust
                                                                   Portfolios L.P.

Roger F. Testin                Vice President     o Indefinite     Senior Vice
1966                                                term           President, First            N/A               N/A
                                                  o Since          Trust Advisors L.P.
                                                    inception      and First Trust
                                                                   Portfolios L.P.

Stan Ueland                    Vice President     o Indefinite     Senior Vice
1970                                                term           President, First            N/A               N/A
                                                  o Since          Trust Advisors L.P.
                                                    inception      and First Trust
                                                                   Portfolios L.P.
--------------------
(1)   is deemed an "interested person" of the Fund due to his position as Chief
      Executive Officer of First Trust Advisors, the investment advisor of the
      Fund.

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary"
board leadership structure. Each Trustee currently serves as a trustee of First
Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating Rate Income
Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income
Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity
Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust
Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First
Trust Specialty Finance and Financial Opportunities Fund, First Trust High
Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP
and Energy Income Fund, First Trust Intermediate Duration Preferred & Income
Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New
Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target
Term Fund, closed-end funds advised by First Trust; and First Trust
Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust
Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust
Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust

                                      -37-

Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust
Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R)
Fund II, exchange-traded funds with ___ portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.

UNITARY BOARD LEADERSHIP STRUCTURE

      The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the
Trust, on behalf of the Fund, and the Advisor, is the responsibility of the
Board of Trustees. The Trustees set broad policies for the Fund, choose the
Trust's officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Fund manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.

      The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the
First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting.
Because of the similar and often overlapping issues facing the First Trust
Funds, including among the First Trust exchange-traded funds, the Board of the
First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust
Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.

      Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the
Independent Trustees and create certain efficiencies, the Board has a Lead
Independent Trustee who is responsible for: (i) coordinating activities of the
Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent

                                      -38-

Trustees may delegate to the Lead Independent Trustee. The Lead Independent
Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.

      The Board has established four standing committees (as described below)
and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the
Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and
Governance Committee or the Valuation Committee, or as Lead Independent Trustee.
The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.

      The four standing committees of the First Trust Fund Complex are: the
Executive Committee (and Dividend and Pricing Committee), the Nominating and
Governance Committee, the Valuation Committee and the Audit Committee. The
Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By Laws. Such Committee
is also responsible for the declaration and setting of dividends.            are
members of the Executive Committee. During the last fiscal year, the Executive
Committee held four meetings.

      The Nominating and Governance Committee is responsible for appointing and
nominating non-interested persons to the Board of Trustees.                  are
members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance
Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
Such recommendation shall include the following information: (i) evidence of
Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including education, experience, current employment and date of birth; (iii)
names and addresses of at least three professional references for the candidate;
(iv) information as to whether the candidate is an "interested person" in

                                      -39-

relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the
Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent
Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.

      The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any
pricing service for the Fund.                      are members of the Valuation
Committee. During the last fiscal year, the Valuation Committee held four meetings.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to
Board approval).                   serve on the Audit Committee. During the last
fiscal year, the Audit Committee held seven meetings.

EXECUTIVE OFFICERS

      The executive officers of the Fund hold the same positions with each fund in the First Trust Fund Complex (representing 172 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of only the ETFs advised by First Trust and Mr. Testin who is an executive officer of only the
ETFs and open-end funds advised by First Trust.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Trust's Chief
Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly
Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The
Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines.

      The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment

                                      -40-

and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation
Committee monitors valuation risk and compliance with the Fund's Valuation
Procedures and oversees the pricing services and actions by the Advisor's
Pricing Committee with respect to the valuation of portfolio securities.

      Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the
Fund or the Advisor or other service providers. For instance, as the use of
Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The
Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the
Advisor and any sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust's business and structure.

                           , M.D., is  an orthopedic surgeon. He  also has been
President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since
1999.               has also served as the Lead Independent Trustee (2008 - 2009 and 2017 - 2019) and on the Executive Committee (2008 - 2009 and 2017 -
present), Chairman of the Nominating and Governance Committee (2003 - 2007 and
2014 - 2016), Chairman of the Audit Committee (2012 - 2013) and Chairman of the
Valuation Committee (June 2006 - 2007 and 2010 - 2011) of the First Trust Funds.
He currently serves as Chairman of the Valuation Committee (since January 1,
2020) of the First Trust Funds.

                                      -41-

                   is  President  of   ADM  Investor  Services  Inc.  ("ADMIS"),
a futures commission merchant and wholly-owned subsidiary of the Archer Daniels
Midland Company ("ADM").           has been employed by ADMIS and its affiliates
since 1990 in various accounting, financial, operations and risk management
capacities.             serves on the boards of several international affiliates
of ADMIS and served as a member of ADM's Integrated Risk Committee from 2008 -
2018, which was tasked with the duty of implementing and communicating
enterprise-wide risk management. In 2014,        was elected to the board of the
Futures Industry Association. In 2017,          was elected to the board of the
National Futures Association.             has served as a Trustee of each First
Trust Fund since its inception.          also served on the Executive Committee
from the organization of the first First Trust closed-end fund in 2003 through
2005 (and 2014 - 2019) until he was elected as the first Lead Independent
Trustee in December 2005, serving as such through 2007 (and 2014 - 2016). He also served as Chairman of the Valuation Committee (2008 - 2009 and 2017 -
2019), Chairman of the Audit Committee (2010 - 2011) and Chairman of the
Nominating and Governance Committee (2012 - 2013). He currently serves as
Chairman of the Audit Committee (since January 1, 2020) of the First Trust
Funds.

                   is President of Hibs Enterprises, a financial and management consulting firm. has been with Hibs Enterprises since 2003. Prior thereto, spent 18 years with ServiceMaster and Aramark, including three years as
President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of
ServiceMaster Management Services; and two years as President of Aramark
ServiceMaster Management Services.         is a certified public accountant and
also has held the positions of Treasurer and Chief Financial Officer of
ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and
Asia.          has served as a Trustee of the First Trust Funds since June 2006.
          has also served as the Chairman of the Audit Committee (2008 - 2009 and 2017 - 2019), Chairman of the Nominating and Governance Committee (2010 -
2011) and Chairman of the Valuation Committee (2014 - 2016) of the First Trust
Funds. He served as Lead Independent Trustee and on the Executive Committee
(2012 - 2016) and currently serves as Chairman of the Nominating and Governance
Committee (since January 1, 2020) of the First Trust Funds.

              , Ph.D., has been the Senior Advisor of Pelita Harapan Educational
Foundation, a global provider of educational products and services since August
2018. Prior thereto,        served as the Managing Director and Chief Operating

Officer of Pelita Harapan Educational Foundation for three years.       formerly
served as the President and Chief Executive Officer of Dew Learning LLC from
June 2012 through September 2014.       formerly served as President of Covenant
College (2002 - 2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 - 1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and
Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that,
           was a trader and manager at CRT in Chicago.          has served as a
Trustee of each First Trust Fund since its inception and of the First Trust
Funds since 1999.         has also served as the Chairman of the Audit Committee

                                      -42-

(2003 - 2006 and 2014 - 2016), Chairman of the Valuation Committee (2007 -
2008), Chairman of the Nominating and Governance Committee (2008 - 2009 and 2017
- 2019) and Lead Independent Trustee and a member of the Executive Committee
(2010 - 2011). He currently serves as Lead Independent Trustee and on the
Executive Committee (since January 1, 2020) of the First Trust Funds.

                  is Chief Executive Officer of First Trust Advisors L.P. and
First Trust Portfolios L.P.         is involved in the day-to-day management of
the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales
management and executive management.            has served as a Trustee of each
First Trust Fund since its inception and of the First Trust Funds since 1999.

      Effective January 1, 2020, the fixed annual retainer paid to the
Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund's net assets. Additionally, the Lead
Independent Trustee is paid $30,000 annually, the Chairman of the Audit
Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the
First Trust Fund Complex based on its net assets.

      The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and the First Trust
Fund Complex to each of the Independent Trustees for the fiscal year ended and the calendar year ended December 31, 2019, respectively. The Fund has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Trust. The
Fund has no employees. Its officers are compensated by First Trust.

                                                   ESTIMATED TOTAL COMPENSATION
                          TOTAL COMPENSATION           FROM THE FIRST TRUST
 NAME OF TRUSTEE           FROM THE FUND(1)               FUND COMPLEX(2)
                                   $                             $
                                   $                             $
                                   $                             $
                                   $                             $
--------------------
(1)   The compensation estimated to be paid by the Fund to the Independent
      Trustees for the first full fiscal year for services to the Fund.

(2)   The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 171 portfolios existing in 2019, which consisted of 7 open-end mutual funds, 15 closed-end funds and 149 exchange-traded funds.

                                      -43-

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:

                                                  AGGREGATE DOLLAR RANGE OF
                                                    EQUITY SECURITIES IN
                        DOLLAR RANGE OF      ALL REGISTERED INVESTMENT COMPANIES
                       EQUITY SECURITIES         OVERSEEN BY TRUSTEE IN THE
TRUSTEE                   IN THE FUND             FIRST TRUST FUND COMPLEX

Interested Trustee
                              None                      Over $100,000

Independent Trustee
                              None                      Over $100,000
                              None                      Over $100,000
                              None                      Over $100,000
                              None                      Over $100,000

      As of December 31, 2019, the Independent Trustees of the Fund and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

        INVESTMENT ADVISOR, LEAD SUB-ADVISOR AND PORTFOLIO SUB-ADVISORS

INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton,
Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios
with approximately $    billion in assets which it managed or supervised as of
            , 2020. As investment advisor, First Trust Advisors provides the
Fund with professional investment supervision and selects the Fund's Sub-Advisor
(with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the
Fund's Sub-Advisor and provides the Fund with certain other services necessary with the management of the portfolio.

          First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Commission under the Investment
Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners.
Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The
Charger Corporation is an Illinois corporation controlled by James A. Bowen,
Chief Executive Officer of the Advisor. First Trust Advisors is controlled by
Grace Partners and The Charger Corporation.

                                      -44-

      First Trust Advisors is advisor or sub-advisor to      mutual funds,
exchange-traded funds consisting of    series and    closed-end funds (including
the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate
Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The
First Trust product line commenced with the first insured unit investment trust
in 1974, and as of           , 2020, more than $    billion in gross assets have
been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an
Investment Management Agreement. The Investment Management Agreement continues in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees
(accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment
Management Agreement. The Investment Management Agreement provides that First
Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management
Agreement.

          The Investment Management Agreement between the Advisor and the Fund has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management and
Sub-Advisory Agreements is available in the Fund's annual report for the fiscal
year ended           , 2020. Pursuant to the Investment Management Agreement,
the Fund has agreed to pay for the services and facilities provided by the
Advisor and Lead Sub-Advisor an annual management fee, payable on a monthly
basis, equal to      % of the Fund's Managed Assets. For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's
Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings

                                      -45-

incurred, commercial paper or notes or other forms of indebtedness issued by the
Fund and the liquidation preference of any outstanding Preferred Shares).

      In addition to the management fee, the Fund pays all other costs and expenses of the Fund's operations, except for the Lead Sub-Advisor and Portfolio
Sub-Advisors' fees which will be paid by the Advisor out of the management fee.
The costs and expenses include: compensation of its Trustees (other than the
Trustee affiliated with the Advisor), custodian, transfer agent, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      Pursuant to sub-advisory agreement among the Fund, the Advisor and the
Lead Sub-Advisor, the Lead Sub-Advisor receives a portfolio management fee equal to % of the Fund's Managed Assets. Pursuant to sub-advisory agreements among the
Fund, the Advisor, the Lead Sub-Advisor and each of the Portfolio Sub-Advisors,
(each, a "Portfolio Sub-Advisory Agreement" and collectively, the "Portfolio
Sub-Advisory Agreements"), each Portfolio Sub-Advisor receives a portfolio
management fee equal to      % of the Fund's Managed Assets for which they have
been allocated responsibility by the Lead Sub-Advisor. The Lead Sub-Advisor and
Portfolio Sub-Advisors' fees are paid by the Advisor out of the Advisor's management fee. Because the fee paid to the Advisor and by the Advisor to the
Lead-Sub Advisor and the Portfolio Sub-Advisors will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's, Lead Sub-Advisor's and Portfolio Sub-Advisors' fees will be higher (and the Advisor, Lead Sub-Advisor and Portfolio Sub-Advisors
will be benefited to that extent) when leverage is utilized. In this regard, if
the Fund uses leverage in the amount equal to     % of the Fund's Managed Assets
(after their issuance), the Fund's management fee would be     % of net assets
attributable to common shares. See "Summary of Fund Expenses" in the Fund's
Prospectus.

CODE OF ETHICS

          The Fund, the Advisor, the Lead Sub-Advisor and the Portfolio
Sub-Advisors have each adopted codes of ethics under Rule 17j-1 under the 1940
Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

                                      -46-

LEAD SUB-ADVISOR

      SkyBridge serves as the Fund's Lead Sub-Advisor. In this capacity,
SkyBridge is responsible for allocating management of the Fund's assets to the
Portfolio Sub-Advisors and their respective investment strategies.

      SkyBridge is organized as a limited liability company under the laws of the State of Delaware and is a registered investment adviser under the Advisers
Act. Personnel of SkyBridge serve as portfolio managers to certain clients and registered and unregistered investment funds (including SkyBridge Multi-Adviser
Hedge Fund Portfolios LLC). SkyBridge currently serves, and may in the future serve, as an investment adviser to other investment funds (including SkyBridge
Multi-Adviser Hedge Fund Portfolios LLC). The offices of SkyBridge are located at 527 Madison Avenue, 4th Floor, New York, New York 10022, and its telephone number is (212) 485-3100.

PORTFOLIO SUB-ADVISORS

      The Portfolio Sub-Advisors will be responsible for the day-to-day management of the Fund's Managed Assets. The Portfolio Sub-Advisors will be comprised of the following investment advisers registered under the Advisers
Act:

      The portfolio managers also have responsibility for the day-to-day management and supervision of accounts other than the Fund, including separate accounts. Information regarding those other accounts is set forth below.

---------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                           AS OF           , 2020 (IN MILLIONS)
---------------------------------------------------------------------------------------------------------------------------
                                        REGISTERED                      OTHER POOLED
                      REGISTERED        INVESTMENT     OTHER POOLED      INVESTMENT
                      INVESTMENT         COMPANIES      INVESTMENT        VEHICLES                         OTHER ACCOUNTS
                      COMPANIES         SUBJECT TO       VEHICLES        SUBJECT TO                          SUBJECT TO
   PORTFOLIO       (OTHER THAN THE   PERFORMANCE-BASED               PERFORMANCE-BASED                   PERFORMANCE-BASED
    MANAGER             FUND)          ADVISORY FEES                   ADVISORY FEES     OTHER ACCOUNTS    ADVISORY FEES
----------------- ------------------ ----------------- ------------- ------------------ ---------------- ------------------
                  Number:            Number:           Number:       Number:            Number:          Number:
                  Assets: $          Assets: $         Assets: $     Assets: $          Assets: $        Assets: $
----------------- ------------------ ----------------- ------------- ------------------ ---------------- ------------------
                  Number:            Number:           Number:       Number:            Number:          Number:
                  Assets: $          Assets: $         Assets: $     Assets: $          Assets: $        Assets: $
---------------------------------------------------------------------------------------------------------------------------

      As shown in the table above, the portfolio managers may manage other accounts. Fees earned by the Advisor may vary among these accounts. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.
More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the potential conflicts described below. The Fund and the Advisor have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                      -47-

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Advisor generally seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with their management of the Fund.

      A conflict of interest could arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by the Fund. However, the Advisor believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii)
portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisor has adopted trade allocation procedures requiring that all clients will be treated fairly and equitably and no one client will receive over time preferential treatment over another.

      Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Advisor or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the
Board of Trustees of the Fund that the benefits from association with the
Advisor outweigh any disadvantages that may arise from exposure to simultaneous transactions.

      As of             , 2020, the compensation structure for the portfolio
managers is based upon a fixed salary as well as a discretionary bonus determined by the management of the Advisor. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual's overall contribution to the success of the firm and the profitability of the firm; however, assets under management may be a factor in determining bonus pool size for certain portfolio manager groups of the Advisor.
Salaries and bonuses are not based on Fund performance.

      As of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned (as determined pursuant to Rule
16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934
Act")) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.

                                      -48-

      The Advisor, subject to the Board of Trustees' supervision, provides the
Fund with discretionary investment services. Specifically, the Advisor is responsible for managing the investments and reinvestments of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Investment Management Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Advisor will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's
Declaration of Trust and By-Laws, and the stated investment objectives, policies and restrictions of the Fund. The Advisor is responsible for effecting all security transactions for the Fund's assets.

      First Trust Advisors acts as investment adviser to the Fund pursuant to an
Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees
(accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment
Management Agreement. The Investment Management Agreement provides that First
Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management
Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment
Management Agreement" in the Prospectus.

      In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees;
expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

                                      -49-

      The Investment Management Agreement has been approved by the Board of
Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees'
approval of the Investment Management Agreement will be available in the Fund's
annual report for the period ending                 , 2020.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility
to                 .              Proxy Voting Policy is set forth in Appendix B
to the Statement of Additional Information.

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities will be available: (i) without charge, upon request, by calling (800) 988-5891; (ii) on the Fund's website at
http://www.ftportfolios.com; and (iii) by accessing the SEC's website at
http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Portfolio
Sub-Advisors shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Portfolio Sub-Advisors and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Portfolio Sub-Advisors'
primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Portfolio
Sub-Advisors to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as such Portfolio
Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of
Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the
Portfolio Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Sub-Advisors exercise investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Portfolio Sub-Advisors' objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client's trading requirements; (ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client

                                      -50-

confidentiality and proprietary information inherent in the decision to trade;
and (v) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Portfolio Sub-Advisors take numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts'
portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Portfolio Sub-Advisors' knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Portfolio Sub-Advisors' knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account.
The Portfolio Sub-Advisors do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Portfolio
Sub-Advisors generally prefer to deal directly with market makers in the securities. The Portfolio Sub-Advisors will typically effect these trades on a
"net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Portfolio Sub-Advisors and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Portfolio Sub-Advisors may use Electronic Communications Networks
("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Portfolio Sub-Advisors' judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Portfolio Sub-Advisors are in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Portfolio Sub-Advisors endeavors, when possible, to use an "averaging"
procedure.

                                      -51-

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Portfolio Sub-Advisors unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Portfolio Sub-Advisors may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii)
accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the
Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor and any corporate finance services and consulting agent that the Advisor may retain from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company.
There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions, among other things. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these

                                      -52-

considerations, even if the Fund's shares should trade at a discount, the
Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Any service fees incurred in connection with any tender offer made by the
Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the
1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the
Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common
Shares from the NYSE, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the
Fund's investment objective and policies in order to repurchase shares; or (iii)
there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by
United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the
United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are
Preferred Shares outstanding, the affirmative vote of two-thirds of the
Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the
Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the
Prospectus under "Structure of the Fund; Common Share Repurchases and Conversion
to Open-End Fund" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an

                                      -53-

open-end company, the Fund's Common Shares would no longer be listed on the
NYSE. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day
(except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the
Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the
Fund's Managed Assets which would likely have the effect of increasing the
Fund's expense ratio.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

      The Fund is organized under Massachusetts law as an entity commonly referred to as a Massachusetts business trust, and is governed by its
Declaration of Trust (the "Declaration") and By-laws. Under Massachusetts law, shareholders of a business trust could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the
Board of Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration provides that, by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Fund. The provisions of the
Declaration state that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Fund with any

                                      -54-

service provider or other agent to or contractor with the Fund including, without limitation, any third party beneficiary rights. In addition, under the
Declaration, shareholders do not have appraisal rights with respect to their shares and, except as the Trustees may determine from time to time, shall have no right to acquire, purchase or subscribe for any shares or securities of the
Fund that it may issue or sell, or have any preference, preemptive, conversion or exchange rights.

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund for any action or failure to act, errors of judgment or mistakes of fact or law or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a
Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the
Fund. The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Fund in connection with the affairs of the Fund or for any act, omission, or obligation of the Fund. The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the
Board of Trustees or of a committee of the Board of Trustees, lead independent
Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Declaration provides a detailed process for the bringing of derivative actions by shareholders, and provides that actions that are derivative in nature may not be brought directly, in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees by no less than three shareholders who together hold not less than 5% of the voting power of the Fund or, if brought in the right of or name of or on behalf of a class, the affected class none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining shareholder (other than as shareholders of the Fund. The
Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the
Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered

                                      -55-

to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.

      If a demand is rejected as set forth above, the complaining shareholders will be responsible, jointly and severally, for the costs and expenses
(including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholders bringing the action may be jointly and severally responsible for the Fund's costs, including attorneys' fees.

      The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District
Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of
Suffolk Superior Court in Massachusetts (the "Chosen Courts"). Except as
prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court, then such shareholder may be obligated to reimburse the Fund and any Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys' fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.

      The provisions of the Declaration, any By-laws of the Fund and any contract or agreement entered into by the Fund governed by applicable state law do not affect the rights of any shareholder under any provision of the 1933 Act, the 1934 Act or the 1940 Act, or any rule, regulation or order of the Securities
Exchange Commission thereunder.

      Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See also "Certain Provisions of the
Declaration of Trust and By-Laws" in the Prospectus.

                              FEDERAL TAX MATTERS

      This section summarizes certain U.S. federal income tax consequences of owning common shares of the Fund. This section is current as of the date of this
Statement of Additional Information. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, except as specifically provided below, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

      This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to

                                      -56-

review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      You should seek advice based on your individual circumstances from your own tax advisor.

      The Fund intends to elect and to qualify annually to be treated as a regulated investment company, commonly known as a "RIC," under the Code, and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its common shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies)
of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships, and (c) not more than 25% of the value of its total assets is invested in certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its common shareholders. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital

                                      -57-

losses (adjusted for certain ordinary losses) for the one-year period ending
October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.
These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to the reasonable cause and de minimis exceptions described above, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to common shareholders as dividend income, which, in general and subject to limitations under the Code, will constitute qualified dividend income in the case of individual shareholders, and would be eligible for the corporate dividends received deduction. Before qualifying as a regulated investment company again, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges).

DISTRIBUTIONS

      Distributions paid out of the Fund's investment company taxable income
(computed without regard to deduction for dividends paid) generally are taxable to a common shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional common shares.
However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 20%), provided certain holding period and other requirements are satisfied by both the Fund and the shareholder and provided the dividends are attributable to "qualified dividends" received by the Fund itself. The Fund does not expect to receive significant amounts of such dividend income. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a common shareholder as long-term capital gain, regardless of how long the common shareholder has held common shares of the
Fund. Common shareholders receiving distributions in the form of additional common shares, rather than cash, generally will have a cost basis in each such share equal to the value of a common share of the Fund on the reinvestment date.
A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a common shareholder as a return of capital which is applied against and reduces the common shareholder's tax basis in his or her common shares. To the extent that the amount of any distribution

                                      -58-

exceeds the common shareholder's basis in his or her shares, the excess will be treated by the common shareholder as gain from a sale or exchange of the common shares.

      Under the Fund's dividend reinvestment plan (the "Plan"), if a common shareholder owns common shares in his or her own name, the common shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional common shares unless the common shareholder opts out of the Plan by delivering a written notice to the Paying Agent prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the prospectus. If a common shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in common shares acquired on behalf of the common shareholder in open-market purchases, for U.S. federal income tax purposes, the common shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the common shareholder had elected to receive cash. If a common shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the
Plan Agent invests the distribution in newly issued common shares of the Fund, the common shareholder will be treated as receiving a taxable distribution equal to the fair market value of the common shares the common shareholder receives.
The common shareholder will have an adjusted basis in additional common shares purchased through the Plan equal to the amount of the taxable distribution. The additional common shares will have a new holding period commencing on the day following the day on which the common shares are credited to the common shareholder's account.

      A common shareholder may elect not to have all dividends automatically reinvested in additional common shares pursuant to the Plan. If a common shareholder elects not to participate in the Plan, such common shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a common shareholder takes them in cash or they are reinvested pursuant to the Plan in additional common shares of the Fund.

      Common shareholders will be notified annually as to the U.S. federal income tax status of distributions, and common shareholders receiving distributions in the form of additional common shares will receive a report as to the value of those shares.

      Income from the Fund may also be subject to a 3.8% "Medicare tax". This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

      The Fund currently intends to distribute, at least annually, realized capital gains. However, the Fund may elect to retain capital gains and provide a notice to Common Shareholders within 60 days of the taxable year that the Common
Shareholders of record as of the end of the Fund's taxable will be required to include their attributable share of the retained gain in their income for the year as long-term capital gain. Common Shareholders required to include such retained gain in their income will be entitled to a credit or a refund for the tax deemed paid on their behalf by the Fund and will increase their increase

                                      -59-

their basis in their Common Shares in an amount equal to the excess of their share of the retained gains included in their income over the taxes deemed paid on their behalf by the Fund.

MULTIPLE CLASSES OF SHARES

      The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns common shares generally will not be entitled to the dividends received deduction with respect to dividends received from the
Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on common shares that are attributable to dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

SALE OR EXCHANGE OF COMMON SHARES OF THE FUND

      Upon the sale or other disposition of common shares of the Fund, which a common shareholder holds as a capital asset, a common shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the common shareholder's holding period for the common shares. Generally, a common shareholder's gain or loss will be a long-term gain or loss if the common shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that common shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of common shares or to the extent that the common shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In this case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.
Any loss realized by a common shareholder on a disposition of common shares of the Fund held by the common shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the common shareholder with respect to the common shares.

                                      -60-

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i)
disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi)
adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the regulated investment company rules. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for
U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

      Investing in Below Investment Grade Securities. The Fund may invest significantly in debt obligations that are in the lowest rating categories
(commonly referred to as "junk" securities) or are unrated, including debt obligations of issuers not currently paying interest or who are in default.
Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

                                      -61-

      Foreign Currency Transactions. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to common shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its common shareholders in future years.

      Investments in Non-U.S. Securities. The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.
Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its common shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that common shareholders will not be entitled to any deduction or credit for such taxes on their own tax returns.

      Interests in REMICs. If the Fund holds a residual interest in a real estate mortgage investment conduit ("REMIC"), some distributions from the Fund may be considered excess inclusion income when received by common shareholders of the Fund which will be subject to U.S. federal income tax in all events.
Further, in some circumstances, the Fund may be required to pay a tax on the amount of excess inclusions allocable to common shareholders of the Fund that are considered disqualified organizations. In addition, the withholding tax provisions will be applied to the excess inclusion portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate.

      Original Issue Discount And Market Discount. The Fund may invest in instruments with original issue discount or market discount. In the case of original issue discount instruments, the Fund will be required to accrue taxable income without necessarily receiving payments on the instruments, and the amount of original issue discount will be included in determining the amount of income that the Fund must distribute to maintain its qualification for the favorable
U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. In regard to instruments with market discount, the
Fund may make an election to accrue the market discount over the term of the instrument. If the Fund holds original issue discount instruments or the Fund makes the election to accrue market discount, the Fund may be required to distribute income in excess of the cash it has received. If the Fund does not make the election to accrue market discount on a current basis, common shareholders who redeem their common shares prior to the time the market discount instruments are sold or mature may receive the economic benefit of such instruments accrual of market discount, but the common shareholders who redeem

                                      -62-

or sell their common shares after the time the market discounts instruments are sold or mature may bear the economic burden of the taxes on such market discount.

      Investment in Securities of Uncertain Tax Character. The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the
Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

      Use of Leverage. If the Fund utilizes leverage through borrowing or issuing Preferred Shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension could prevent the Fund from distributing at least 90%
of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its common shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The
Fund will endeavor to avoid restrictions on its ability to distribute dividends.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to common shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28%. Certain common shareholders specified in the Code generally are exempt from backup withholding.
This withholding is not an additional tax. Any amounts withheld may be credited against the common shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a common shareholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the common shareholder.

                                      -63-

      Income Not Effectively Connected. If the income from the Fund is not
"effectively connected" with a U.S. trade or business carried on by the non-U.S.
shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), except in the case of any excess inclusion income allocated to the non-U.S. shareholder (see "Federal
Income Tax Matters--Nature of the Fund's Investments"), which tax is generally withheld from such distributions, subject to certain exceptions described below.
This U.S. withholding tax is imposed on dividends paid by regulated investment companies even to the extent that the dividends are paid out of ''portfolio interest'' income or short-term capital gains that would not have been subject to U.S. withholding tax if they had been received directly by a foreign shareholder. Such ''interest-related dividends'' and ''short-term capital gain dividends'' satisfying certain requirements are exempt from the withholding tax.

      Except as described below in regard to FATCA Witholding, distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of
30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United
States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's common shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for a period or periods aggregating
183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares of the
Fund will be subject to U.S. income tax at the graduated rates applicable to
U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S.
shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      FATCA Withholding. Under the Foreign Account Tax Compliance Act ("FATCA"),
distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to or dispositions by (i) certain non-U.S. financial institutions

                                      -64-

that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other
non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of common shares by such persons may be subject to such withholding after December 31, 2018.

ALTERNATIVE MINIMUM TAX

      As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the
Fund), depending on their individual circumstances.

LOSS TRANSACTIONS

      Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the
IRS a disclosure statement on Form 8886. Common shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, common shareholders of RICs are not excepted. A stockholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these
Treasury regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Common shareholders should consult with their tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of          , 2020,
appearing in this Statement of Additional Information has been audited by
            , an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by
the Fund. The principal business address of               is                  .

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

                    , serves as custodian for the Fund. As such, has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and
sold by the Fund.              , is the transfer agent, registrar, dividend
disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder
accounts.                also provides certain accounting and administrative

                                      -65-

services to the Fund pursuant to an Administration and Accounting Services
Agreement, including maintaining the Fund's books of account, records of the
Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the
Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                      -66-

                       FIRST TRUST SKYBRIDGE INCOME FUND

                                 COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                           , 2020

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN S&P'S
GLOBAL RATINGS AND ITS AFFILIATES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS
AND THEIR MEANINGS (AS PUBLISHED BY S&P) FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper.
Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o     Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation, and the promise S&P imputes; and

      o     Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.
Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

                                      A-1

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                                      A-2

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment. The
'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

      A 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

      An obligation rated 'D' is in default or in breach of an imputed promise.
For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global
Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                                      A-3

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

                                      A-4

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes.
Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign,
Standard & Poor's analysis will review the following considerations:

      o     Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o     Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)
designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating

                                      A-5

symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

I

      This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated
'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

P

      This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated
'AAA' and the interest portion of the obligation is not rated.

PI

      Ratings with a 'pi' suffix are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

PRELIMINARY

      Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard &

                                      A-6

Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

      o     Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

      o     Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

      o     Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans,
            documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

      o     Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final.
            Preliminary ratings may also be assigned to these entities'
            obligations.

      o     Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur,
            Standard & Poor's would likely withdraw these preliminary ratings.

      o     A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

SF

      The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies,
requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

                                      A-7

T

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

UNSOLICITED

      Unsolicited ratings are those credit ratings assigned at the initiative of
Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR
   OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon
Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August
1998.

C

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

PR

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in
April 2001.

R

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an

                                      A-8

obligation will not exhibit extraordinary non-credit related risks. Standard &
Poor's discontinued the use of the 'r' modifier for most obligations in June
2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S
INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS
PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

                                      A-9

Caa

      Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes).

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody's assigns provisional ratings to MTN programs. A provisional rating is denoted by (P) in front of the rating when the assignment of a final rating is subject to the fulfillment of contingencies but is highly likely that the rating will become definitive after all document are received or an obligation is issued into the market.

      The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

                                      A-10

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal
Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

                                      A-11

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating variation of the MIG scale called the Variable Municipal
Investment Grade or VMIG rating.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

                                      A-12

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH")
RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D'
and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      A-13

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk.
The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a
'C' category rating of an issuer include:

      a.    the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

                                      A-14

      b.    the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

      c.    Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings'
opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

      a.    the selective payment default on a specific class or currency of debt;

      b.    the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

      c.    the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

      d.    execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default.
Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of

                                      A-15

its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the
'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

      Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

      o     The ratings do not predict a specific percentage of default likelihood over any given time period.

      o     The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o     The ratings do not opine on the liquidity of the issuer's securities or stock.

      o     The ratings do not opine on the possible loss severity on an obligation should an issuer default.

      o     The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

      o     The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

        SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR
            OBLIGATIONS IN CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      A-16

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

      Limitations of the Short-Term Ratings Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

      o     The ratings do not predict a specific percentage of default likelihood over any given time period.

      o     The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o     The ratings do not opine on the liquidity of the issuer's securities or stock.

      o     The ratings do not opine on the possible loss severity on an obligation should an obligation default.

                                      A-17

      o     The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                      A-18

                                   APPENDIX B

                                      B-1

PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-effective Amendment to the Registration Statement.

2.	Exhibits:
a.	Declaration of Trust.**
b.	By-Laws of Fund.*
c.	None.
d.	None.
e.	Terms and Conditions of the Dividend Reinvestment Plan.*
f.	None.
g.1	Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.*
g.2	Form of Investment Lead Sub-Advisory Agreement.*
g.3	Form of Investment Sub-Sub-Advisory Agreement.*
h.1	Form of Underwriting Agreement.*
i.	None.
j.	Form of Custody Agreement between Registrant and Fund Custodian.*
k.1	Form of Service Agreement for Transfer Agent Services between Registrant and Fund Transfer Agent.*
k.2	Form of Administration and Accounting Services Agreement.*
l.1	Opinion and consent of Chapman and Cutler LLP.*
l.2	Opinion and consent of Morgan, Lewis & Bockius LLP.*
m.	None.
n.	Consent of Independent Registered Public Accounting Firm.*
o.	None.
p.	Subscription Agreement between Registrant and First Trust Portfolios L.P.*
q.	None.
r.1	Code of Ethics of Registrant.*
r.2	Code of Ethics of First Trust Portfolios L.P.*
r.3	Code of Ethics of First Trust Advisors L.P.*
r.4	Code of Ethics of SkyBridge Capital II, LLC.*
r.5	Code of Ethics of Sub-Sub-Advisors.*
s.	Powers of Attorney.*
----------------------------
*	To be filed by amendment.
**	Filed herewith.

Item 26: Marketing Arrangements

[To come]

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

* To be completed by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At ________________, 2020

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	*

* To be completed by amendment.

Item 30: Indemnification

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31: Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Management of the Fund – Trustees and Officers” is hereby incorporated by reference.

Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2.	Not applicable.
3.	Not applicable.
4.	The Registrant undertakes
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;
(b)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(c)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, as part of a Registration Statement relating to an offering other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is part of this Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such date of first use;
(d)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;
(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
5.	The Registrant undertakes that:
a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 6th day of March, 2020.

First Trust SkyBridge Income Fund

By: /s/ James M. Dykas

James M. Dykas, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	March 6, 2020
James M. Dykas	(Principal Executive Officer)
/s/ Donald P. Swade	Chief Financial Officer, Chief Accounting Officers and	March 6, 2020
Donald P. Swade	Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

a.	Declaration of Trust.